UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Disciplined Value Fund

Semiannual report 9/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth. Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors in the remaining months of 2018 is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility arising largely from headline risk.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
32	Notes to financial statements
41	Continuation of investment advisory and subadvisory agreements
47	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/18 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	On 12-19-08, through a reorganization, the fund acquired all of the assets of Robeco Boston Partners Large Cap Value Fund (the predecessor fund). On that date, the predecessor fund's Investor shares were exchanged for Class A shares of John Hancock Disciplined Value Fund. Class A shares were first offered on 12-22-08. Returns shown prior to Class A shares' commencement date are those of the predecessor fund's Investor shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Markets extended their long advance

U.S. equities rose higher for much of the six-month period, despite continuing global tensions over protectionist U.S. trade policy.

The fund posted a decent gain, but was slightly behind its index

Weak relative returns from the fund's exposure to industrial stocks weighed on performance.

An underweight in consumer staples was a positive factor

The fund maintained a meaningful underweight position in consumer staples stocks, which gave a boost to relative returns.

SECTOR COMPOSITION AS OF 9/30/18 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Mark E. Donovan, CFA, Boston Partners

Mark E. Donovan, CFA
Portfolio Manager
Boston Partners

Could you describe the market environment during the six-month period ended September 30, 2018?

After passing through a volatile stretch during the first calendar quarter of 2018, the market rose fairly steadily for the next six months. Corporate revenues, earnings, and margins continued to be supported by high consumer spending, low unemployment, and robust U.S. growth. Concerns occasionally flared over higher inflation, rising interest rates, and tariff and trade issues, but none of these factors derailed the market's advance.

A wide array of sectors and stocks experienced strong returns during the period, although the market was led by larger stocks, particularly in more growth-oriented categories. This proved to be a mild headwind for value stocks, although many value stocks—and strategies like ours—delivered positive absolute results.

The fund slightly trailed its benchmark, the Russell 1000 Value Index. What were the key drivers of this result, both positive and negative?

Stock selection in industrials and healthcare were the biggest detractors. This was largely offset by good picks in information technology and financials.

What are some examples of stocks or strategies that detracted from relative returns?

Certain stocks in the industrials sector weighed on returns. The fund's position in Cummins Inc., which designs and manufactures truck engines, generators, and related components, pulled back on trade-related fears. China is an important market for a wide variety of industrial companies, and with slowing demand in China for Cummins' products—along with some concern over stiffer

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       4

"Corporate revenues, earnings, and margins continued to be supported by high consumer spending, low unemployment, and robust U.S. growth."
competition in the alternative technology space—Wall Street analysts cut their price targets for the stock.

Among consumer durable stocks, our position in Fiat Chrysler Automobiles NV was a notable detractor. This stock also fell on international trade concerns. We sold the stock by the end of the period. In addition, the fund's larger-than-benchmark exposure to the stock of online auction house eBay also hurt relative results, as the company reported lower-than-expected sales.

Which stocks or strategies were some of the largest contributors to relative results?

In energy, our greater-than-benchmark exposure to oil and gas company Andeavor was a substantial contributor to the fund's return, as the company's shareholders approved its acquisition by Marathon Petroleum Corp. (which is also held by the fund), a deal that closed on October 1, 2018.

Within information technology, our exposure to the stock of NetApp, Inc., a cloud services company, was another strong contributor. The company's revenue, profit margins, and free cash flow all beat expectations during the period, and the company's management implemented a large stock buyback program, which helped boost the company's earnings per share (EPS).

TOP 10 HOLDINGS AS OF 9/30/18 (%)

Johnson & Johnson	4.2
Berkshire Hathaway, Inc., Class B	4.2
Bank of America Corp.	4.1
JPMorgan Chase & Co.	3.9
Citigroup, Inc.	3.6
Cisco Systems, Inc.	3.4
Wells Fargo & Company	3.1
Pfizer, Inc.	2.9
Comcast Corp., Class A	2.8
Chevron Corp.	2.6
TOTAL	34.8
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       5

"We continue to find few compelling opportunities from the high-dividend-paying sectors, which we considered too expensive and less attractive in terms of business momentum."

In consumer staples, the fund only owns one stock—Coca-Cola European Partners PLC, which gained 13% in the second half of the period after beating EPS expectations and raising future earnings guidance. But the larger contributor in this area was the fund's lack of exposure to many of the high-dividend-paying staples stocks, which suffered as interest rates rose.

How was the fund positioned at the end of the period?

We didn't institute any major changes in our strategy. We continue to find few compelling opportunities from the high-dividend-paying sectors, which we considered too expensive and less attractive in terms of business momentum. However, with the underperformance of these sectors over the last two years, a variety of companies aren't as expensive as they have been, and so we expect to look more closely here, particularly among consumer staples stocks.

Financials continued to be the largest absolute sector weight in the portfolio and was the largest active weight relative to the benchmark at the end of the period. We find U.S. banks to be attractively valued. Also, as the economy stays strong—which we expect it to—and as loan growth improves, interest rates rise, and financial market deregulation continues, we think banks should benefit.

COUNTRY COMPOSITION AS OF 9/30/18 (%)

United States	88.6
Switzerland	3.4
Netherlands	2.0
United Kingdom	2.0
Ireland	1.8
Canada	1.1
Other countries	1.1
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       6

Information technology stocks performed well during the period, prompting us to trim some positions. There are still a number of companies in the sector that we view as large cash generators—companies with dominant market positions and attractive valuations for the amount of cash they have on their balance sheets. Moreover, those high levels of cash can enhance their ability to buy back stock and distribute dividends to shareholders—all of which adds to their attractiveness, in our view.

Can you tell us about recent manager additions?

Right after period end, effective October 1, 2018, we added David T. Cohen, CFA, and Stephanie T. McGirr to the management team.

MANAGED BY

Mark E. Donovan, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1981
David J. Pyle, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1995
Stephanie T. McGirr On the fund since 2018 Investing since 2002
David T. Cohen, CFA On the fund since 2018 Investing since 2005

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  SEPTEMBER 30, 2018

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	6-month	5-year	10-year	Since inception
Class A1	6.53	9.31	9.96	—	1.57	56.04	158.38	—
Class B1	6.34	9.31	9.64	—	1.50	56.09	150.92	—
Class C1	10.31	9.60	9.66	—	5.53	58.17	151.56	—
Class I1,2	12.43	10.73	10.84	—	7.04	66.44	179.76	—
Class I2[1,2]	12.43	10.72	10.84	—	7.04	66.36	179.97	—
Class R1[1,2]	11.69	9.97	10.11	—	6.68	60.83	161.89	—
Class R2[1,2]	11.98	10.26	10.42	—	6.81	62.99	169.33	—
Class R3[1,2]	11.79	10.10	10.21	—	6.73	61.77	164.38	—
Class R4[1,2]	12.26	10.55	10.60	—	6.99	65.11	173.97	—
Class R5[1,2]	12.45	10.79	10.87	—	7.08	66.90	180.57	—
Class R6[1,2]	12.50	10.84	10.82	—	7.08	67.33	179.30	—
Class NAV[2,3]	12.51	10.84	—	14.30	7.07	67.33	—	248.46
Index 1†	9.45	10.72	9.79	—	6.95	66.36	154.37	—
Index 2†	17.91	13.95	11.97	—	11.41	92.10	209.62	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.06	1.81	1.81	0.81	0.81	1.46	1.21	1.36	1.06	0.76	0.71	0.70
Net (%)	1.05	1.80	1.80	0.80	0.80	1.45	1.20	1.35	0.95	0.75	0.70	0.69

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B1,4	9-30-08	25,092	25,092	25,437	30,962
Class C1,4	9-30-08	25,156	25,156	25,437	30,962
Class I1,2	9-30-08	27,976	27,976	25,437	30,962
Class I2[1,2]	9-30-08	27,997	27,997	25,437	30,962
Class R1[1,2]	9-30-08	26,189	26,189	25,437	30,962
Class R2[1,2]	9-30-08	26,933	26,933	25,437	30,962
Class R3[1,2]	9-30-08	26,438	26,438	25,437	30,962
Class R4[1,2]	9-30-08	27,397	27,397	25,437	30,962
Class R5[1,2]	9-30-08	28,057	28,057	25,437	30,962
Class R6[1,2]	9-30-08	27,930	27,930	25,437	30,962
Class NAV[2]	5-29-09	34,846	34,846	45,366	39,049

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class B, Class C, Class I, and Class I2 shares were first offered on 12-22-08; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R1, Class R6, and Class R2 shares were first offered on 7-13-09, 9-1-11, and 3-1-12, respectively. Investor shares and Institutional shares of Robeco Boston Partners Large Cap Value Fund (the predecessor fund) were first offered on January 16, 1997 and January 2, 1997, respectively. Returns shown prior to Class A, Class B, and Class C shares' commencement date are those of the predecessor fund's Investor shares. Returns shown prior to Class I and Class I2 shares' commencement date are those of the predecessor fund's Institutional shares. Returns shown prior to Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares' commencement dates are those of the predecessor fund's Investor shares (prior to 12-22-08) and the fund's Class A shares (from 12-22-08), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	From 5-29-09.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2018	Ending value on 9-30-2018	Expenses paid during period ended 9-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,069.20	$5.39	1.04%
	Hypothetical example	1,000.00	1,019.90	5.27	1.04%
Class B	Actual expenses/actual returns	1,000.00	1,065.00	9.27	1.79%
	Hypothetical example	1,000.00	1,016.10	9.05	1.79%
Class C	Actual expenses/actual returns	1,000.00	1,065.30	9.27	1.79%
	Hypothetical example	1,000.00	1,016.10	9.05	1.79%
Class I	Actual expenses/actual returns	1,000.00	1,070.40	4.15	0.80%
	Hypothetical example	1,000.00	1,021.10	4.05	0.80%
Class I2	Actual expenses/actual returns	1,000.00	1,070.40	4.15	0.80%
	Hypothetical example	1,000.00	1,021.10	4.05	0.80%
Class R1	Actual expenses/actual returns	1,000.00	1,066.80	7.51	1.45%
	Hypothetical example	1,000.00	1,017.80	7.33	1.45%
Class R2	Actual expenses/actual returns	1,000.00	1,068.10	6.22	1.20%
	Hypothetical example	1,000.00	1,019.10	6.07	1.20%
Class R3	Actual expenses/actual returns	1,000.00	1,067.30	7.00	1.35%
	Hypothetical example	1,000.00	1,018.30	6.83	1.35%
Class R4	Actual expenses/actual returns	1,000.00	1,069.90	4.93	0.95%
	Hypothetical example	1,000.00	1,020.30	4.81	0.95%
Class R5	Actual expenses/actual returns	1,000.00	1,070.80	3.89	0.75%
	Hypothetical example	1,000.00	1,021.30	3.80	0.75%
Class R6	Actual expenses/actual returns	1,000.00	1,070.80	3.63	0.70%
	Hypothetical example	1,000.00	1,021.60	3.55	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	1,070.70	3.58	0.69%
	Hypothetical example	1,000.00	1,021.60	3.50	0.69%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	11

Fund’s investments
AS OF 9-30-18 (unaudited)
	Shares	Value
Common stocks 99.0%		$16,209,249,861
(Cost $12,702,640,472)
Communication services 5.2%		859,341,747
Diversified telecommunication services 2.0%
Verizon Communications, Inc.	6,285,547	335,585,354
Media 3.2%
Comcast Corp., Class A	12,767,704	452,104,399
Liberty Global PLC, Series C (A)	2,544,460	71,651,994
Consumer discretionary 2.7%		440,327,626
Hotels, restaurants and leisure 0.9%
Wyndham Destinations, Inc.	1,664,471	72,171,463
Wyndham Hotels & Resorts, Inc.	1,335,632	74,221,070
Internet and direct marketing retail 0.7%
eBay, Inc. (A)	3,247,752	107,240,771
Multiline retail 0.5%
Dollar Tree, Inc. (A)	996,239	81,243,290
Specialty retail 0.6%
Lowe's Companies, Inc.	918,403	105,451,032
Consumer staples 0.7%		109,894,715
Beverages 0.7%
Coca-Cola European Partners PLC (New York Stock Exchange)	2,416,862	109,894,715
Energy 12.7%		2,086,503,179
Energy equipment and services 0.3%
Apergy Corp. (A)	1,270,989	55,364,281
Oil, gas and consumable fuels 12.4%
Andeavor	1,927,325	295,844,388
Chevron Corp.	3,494,068	427,254,635
Cimarex Energy Company	1,064,382	98,923,663
ConocoPhillips	3,945,911	305,413,511
Energen Corp. (A)	1,119,333	96,452,925
EQT Corp.	2,117,088	93,638,802
Marathon Oil Corp.	5,840,452	135,965,723
Marathon Petroleum Corp.	2,220,932	177,607,932
Noble Energy, Inc.	2,203,814	68,736,959
Royal Dutch Shell PLC, ADR, Class A	4,862,054	331,300,360
Financials 29.9%		4,895,675,359
Banks 16.9%
Bank of America Corp.	22,970,690	676,716,527
Citigroup, Inc.	8,268,332	593,170,138
JPMorgan Chase & Co.	5,598,791	631,767,576
12	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
KeyCorp	5,414,017	$107,684,798
Lloyds Banking Group PLC, ADR	24,304,357	73,885,245
Regions Financial Corp.	9,275,748	170,209,976
Wells Fargo & Company	9,659,316	507,693,649
Capital markets 1.2%
The Goldman Sachs Group, Inc.	919,133	206,106,384
Consumer finance 3.1%
American Express Company	1,641,030	174,753,285
Capital One Financial Corp.	1,424,644	135,241,455
Discover Financial Services	2,500,420	191,157,109
Diversified financial services 4.2%
Berkshire Hathaway, Inc., Class B (A)	3,200,112	685,175,980
Insurance 4.5%
American International Group, Inc.	3,478,155	185,176,972
Chubb, Ltd.	1,339,309	178,985,255
Everest Re Group, Ltd.	498,900	113,983,683
The Allstate Corp.	2,674,441	263,967,327
Health care 19.0%		3,109,911,608
Biotechnology 1.2%
Gilead Sciences, Inc.	2,618,982	202,211,600
Health care equipment and supplies 1.3%
Medtronic PLC	2,081,369	204,744,269
Health care providers and services 6.7%
Anthem, Inc.	668,930	183,320,267
Cigna Corp.	1,093,895	227,803,634
CVS Health Corp.	4,221,759	332,336,868
Laboratory Corp. of America Holdings (A)	712,114	123,679,960
McKesson Corp.	1,042,516	138,289,747
UnitedHealth Group, Inc.	350,895	93,352,106
Pharmaceuticals 9.8%
Johnson & Johnson	4,966,090	686,164,653
Merck & Company, Inc.	4,522,650	320,836,791
Novartis AG, ADR	1,439,893	124,061,181
Pfizer, Inc.	10,735,433	473,110,532
Industrials 10.4%		1,698,096,145
Aerospace and defense 3.9%
The Boeing Company	867,064	322,461,102
United Technologies Corp.	2,211,377	309,172,618
Airlines 2.3%
Delta Air Lines, Inc.	3,606,473	208,562,334
Southwest Airlines Company	2,607,757	162,854,425
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	13

	Shares	Value
Industrials (continued)
Building products 0.6%
Owens Corning	1,681,765	$91,269,387
Electrical equipment 1.3%
ABB, Ltd., ADR (B)	2,972,895	70,249,509
Eaton Corp. PLC	1,709,940	148,303,096
Machinery 2.0%
Cummins, Inc.	1,591,736	232,504,878
Dover Corp.	1,072,019	94,905,842
Road and rail 0.3%
Union Pacific Corp.	355,051	57,812,954
Information technology 11.8%		1,931,728,714
Communications equipment 3.4%
Cisco Systems, Inc.	11,475,008	558,259,139
Electronic equipment, instruments and components 1.3%
Avnet, Inc.	640,623	28,680,692
TE Connectivity, Ltd.	2,101,615	184,795,007
IT services 1.6%
DXC Technology Company	2,724,762	254,819,742
Software 3.1%
Microsoft Corp.	1,375,067	157,266,413
Oracle Corp.	6,757,747	348,429,435
Technology hardware, storage and peripherals 2.4%
HP, Inc.	9,692,986	249,788,249
NetApp, Inc.	1,742,811	149,690,037
Materials 4.5%		730,797,938
Chemicals 1.7%
FMC Corp.	1,098,994	95,810,297
Methanex Corp.	1,032,234	81,649,709
Nutrien, Ltd.	1,657,108	95,615,132
Construction materials 1.0%
Cemex SAB de CV, ADR (A)	10,448,375	73,556,560
CRH PLC, ADR (B)	2,640,361	86,392,612
Containers and packaging 0.7%
WestRock Company	2,265,148	121,049,509
Metals and mining 1.1%
Rio Tinto PLC, ADR (B)	1,432,700	73,096,354
Steel Dynamics, Inc.	2,293,157	103,627,765
Real estate 1.5%		246,634,726
Equity real estate investment trusts 1.5%
Equity Residential	1,729,519	114,597,929
SL Green Realty Corp.	1,353,807	132,036,797
14	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.6%		$100,338,104
Electric utilities 0.6%
Edison International	1,482,537	100,338,104

	Yield (%)	Shares	Value
Securities lending collateral 0.2%			$35,720,159
(Cost $35,716,736)
John Hancock Collateral Trust (C)	2.1505(D)	3,570,374	35,720,159
Short-term investments 0.6%			$86,565,750
(Cost $86,565,750)
Money market funds 0.6%			86,565,750
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.9720(D)	86,565,750	86,565,750

Total investments (Cost $12,824,922,958) 99.8%	$16,331,535,770
Other assets and liabilities, net 0.2%	36,275,307
Total net assets 100.0%	$16,367,811,077

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 9-30-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 9-30-18.
At 9-30-18, the aggregate cost of investments for federal income tax purposes was $12,880,065,149. Net unrealized appreciation aggregated to $3,451,470,621, of which $3,666,425,675 related to gross unrealized appreciation and $214,955,054 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 9-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $12,789,206,222) including $34,853,384 of securities loaned	$16,295,815,611
Affiliated investments, at value (Cost $35,716,736)	35,720,159
Total investments, at value (Cost $12,824,922,958)	16,331,535,770
Dividends and interest receivable	16,064,743
Receivable for fund shares sold	28,852,832
Receivable for investments sold	80,821,205
Receivable for securities lending income	4,611
Other assets	623,461
Total assets	16,457,902,622
Liabilities
Payable for investments purchased	25,030,697
Payable for fund shares repurchased	25,141,388
Payable upon return of securities loaned	35,739,180
Payable to affiliates
Accounting and legal services fees	1,070,601
Transfer agent fees	989,593
Distribution and service fees	117,910
Trustees' fees	17,946
Other liabilities and accrued expenses	1,984,230
Total liabilities	90,091,545
Net assets	$16,367,811,077
Net assets consist of
Paid-in capital	$11,739,212,670
Undistributed net investment income	145,972,560
Accumulated net realized gain (loss) on investments	976,013,035
Net unrealized appreciation (depreciation) on investments	3,506,612,812
Net assets	$16,367,811,077

16	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,254,262,513 ÷ 53,058,132 shares) [1]	$23.64
Class B ($8,088,303 ÷ 365,730 shares) [1]	$22.12
Class C ($271,468,916 ÷ 12,240,300 shares) [1]	$22.18
Class I ($7,990,413,879 ÷ 348,008,968 shares)	$22.96
Class I2 ($52,603,199 ÷ 2,290,996 shares)	$22.96
Class R1 ($21,098,450 ÷ 923,680 shares)	$22.84
Class R2 ($128,969,441 ÷ 5,634,742 shares)	$22.89
Class R3 ($16,542,489 ÷ 723,941 shares)	$22.85
Class R4 ($204,616,905 ÷ 8,916,957 shares)	$22.95
Class R5 ($199,882,123 ÷ 8,689,699 shares)	$23.00
Class R6 ($5,019,862,120 ÷ 218,213,107 shares)	$23.00
Class NAV ($1,200,002,739 ÷ 52,147,132 shares)	$23.01
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$24.88

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	17

STATEMENT OF OPERATIONS For the six months ended  9-30-18 (unaudited)

Investment income
Dividends	$164,322,791
Interest	3,539,982
Securities lending	117,051
Less foreign taxes withheld	(2,080,808)
Total investment income	165,899,016
Expenses
Investment management fees	51,205,535
Distribution and service fees	3,889,106
Accounting and legal services fees	1,117,032
Transfer agent fees	5,596,734
Trustees' fees	127,090
Custodian fees	971,298
State registration fees	180,758
Printing and postage	436,120
Professional fees	137,987
Other	180,128
Total expenses	63,841,788
Less expense reductions	(771,621)
Net expenses	63,070,167
Net investment income	102,828,849
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	419,650,826
Affiliated investments	10,686
419,661,512
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	546,392,910
Affiliated investments	14,214
546,407,124
Net realized and unrealized gain	966,068,636
Increase in net assets from operations	$1,068,897,485

18	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-18 (unaudited)	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$102,828,849	$169,345,890
Net realized gain	419,661,512	1,210,958,852
Change in net unrealized appreciation (depreciation)	546,407,124	371,940,135
Increase in net assets resulting from operations	1,068,897,485	1,752,244,877
Distributions to shareholders
From net investment income
Class A	—	(10,489,229)
Class B	—	(12,417)
Class C	—	(330,820)
Class I	—	(72,170,802)
Class I2	—	(617,693)
Class R1	—	(101,408)
Class R2	—	(929,710)
Class R3	—	(87,705)
Class R4	—	(2,085,673)
Class R5	—	(2,319,657)
Class R6	—	(51,259,792)
Class NAV	—	(14,229,834)
From net realized gain
Class A	—	(58,300,473)
Class B	—	(490,339)
Class C	—	(13,067,228)
Class I	—	(309,060,194)
Class I2	—	(2,645,177)
Class R1	—	(1,040,482)
Class R2	—	(6,239,501)
Class R3	—	(742,753)
Class R4	—	(10,400,536)
Class R5	—	(9,594,792)
Class R6	—	(203,358,352)
Class NAV	—	(55,543,200)
Total distributions	—	(825,117,767)
From fund share transactions	299,472,433	(268,015,446)
Total increase	1,368,369,918	659,111,664
Net assets
Beginning of period	14,999,441,159	14,340,329,495
End of period	$16,367,811,077	$14,999,441,159
Undistributed net investment income	$145,972,560	$43,143,711
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	19

Financial highlights
CLASS A SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.11	$20.71	$17.64	$19.44	$18.94	$15.94
Net investment income[2]	0.12	0.20	0.18	0.16	0.20	0.12
Net realized and unrealized gain (loss) on investments	1.41	2.39	3.08	(1.18)	1.19	3.85
Total from investment operations	1.53	2.59	3.26	(1.02)	1.39	3.97
Less distributions
From net investment income	—	(0.18)	(0.19)	(0.19)	(0.10)	(0.09)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.19)	(0.19)	(0.78)	(0.89)	(0.97)
Net asset value, end of period	$23.64	$22.11	$20.71	$17.64	$19.44	$18.94
Total return (%)[3,4]	6.92 [5]	12.42	18.50	(5.29)	7.53	25.30
Ratios and supplemental data
Net assets, end of period (in millions)	$1,254	$1,289	$1,449	$2,375	$2,705	$2,702
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05 [6]	1.06	1.07	1.08	1.08	1.12
Expenses including reductions	1.04 [6]	1.05	1.06	1.07	1.08	1.11
Net investment income	1.08 [6]	0.92	0.96	0.87	1.04	0.68
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.76	$19.52	$16.64	$18.38	$18.00	$15.24
Net investment income (loss)[2]	0.04	0.03	0.03	0.02	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	1.32	2.24	2.91	(1.12)	1.13	3.67
Total from investment operations	1.36	2.27	2.94	(1.10)	1.17	3.64
Less distributions
From net investment income	—	(0.02)	(0.06)	(0.05)	—	—
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.03)	(0.06)	(0.64)	(0.79)	(0.88)
Net asset value, end of period	$22.12	$20.76	$19.52	$16.64	$18.38	$18.00
Total return (%)[3,4]	6.50 [5]	11.61	17.66	(6.02)	6.68	24.21
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$9	$13	$14	$19	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80 [6]	1.81	1.82	1.85	1.91	1.96
Expenses including reductions	1.79 [6]	1.80	1.81	1.84	1.90	1.96
Net investment income (loss)	0.33 [6]	0.16	0.18	0.09	0.20	(0.17)
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	21

CLASS C SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$20.82	$19.57	$16.69	$18.43	$18.03	$15.26
Net investment income (loss)[2]	0.04	0.03	0.03	0.02	0.07	(0.02)
Net realized and unrealized gain (loss) on investments	1.32	2.25	2.91	(1.12)	1.12	3.67
Total from investment operations	1.36	2.28	2.94	(1.10)	1.19	3.65
Less distributions
From net investment income	—	(0.02)	(0.06)	(0.05)	—	—
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.03)	(0.06)	(0.64)	(0.79)	(0.88)
Net asset value, end of period	$22.18	$20.82	$19.57	$16.69	$18.43	$18.03
Total return (%)[3,4]	6.53 [5]	11.58	17.61	(6.00)	6.78	24.25
Ratios and supplemental data
Net assets, end of period (in millions)	$271	$275	$293	$309	$302	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80 [6]	1.81	1.82	1.83	1.84	1.88
Expenses including reductions	1.79 [6]	1.80	1.81	1.82	1.83	1.88
Net investment income (loss)	0.33 [6]	0.16	0.18	0.12	0.35	(0.09)
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
22	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.45	$20.12	$17.14	$18.91	$18.44	$15.54
Net investment income[2]	0.15	0.25	0.22	0.20	0.25	0.17
Net realized and unrealized gain (loss) on investments	1.36	2.32	3.00	(1.14)	1.16	3.75
Total from investment operations	1.51	2.57	3.22	(0.94)	1.41	3.92
Less distributions
From net investment income	—	(0.23)	(0.24)	(0.24)	(0.15)	(0.14)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.24)	(0.24)	(0.83)	(0.94)	(1.02)
Net asset value, end of period	$22.96	$21.45	$20.12	$17.14	$18.91	$18.44
Total return (%)[3]	7.04 [4]	12.71	18.80	(5.02)	7.86	25.61
Ratios and supplemental data
Net assets, end of period (in millions)	$7,990	$6,988	$7,540	$6,730	$7,026	$3,671
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81 [5]	0.81	0.81	0.81	0.81	0.83
Expenses including reductions	0.80 [5]	0.80	0.80	0.80	0.81	0.83
Net investment income	1.31 [5]	1.17	1.18	1.13	1.34	0.96
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	23

CLASS I2 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.45	$20.12	$17.14	$18.92	$18.45	$15.55
Net investment income[2]	0.15	0.25	0.22	0.20	0.24	0.17
Net realized and unrealized gain (loss) on investments	1.36	2.32	3.00	(1.15)	1.17	3.75
Total from investment operations	1.51	2.57	3.22	(0.95)	1.41	3.92
Less distributions
From net investment income	—	(0.23)	(0.24)	(0.24)	(0.15)	(0.14)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.24)	(0.24)	(0.83)	(0.94)	(1.02)
Net asset value, end of period	$22.96	$21.45	$20.12	$17.14	$18.92	$18.45
Total return (%)[3]	7.04 [4]	12.71	18.80	(5.07)	7.85	25.63
Ratios and supplemental data
Net assets, end of period (in millions)	$53	$54	$54	$49	$89	$75
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81 [5]	0.81	0.81	0.82	0.84	0.87
Expenses including reductions	0.80 [5]	0.80	0.80	0.81	0.83	0.85
Net investment income	1.32 [5]	1.16	1.18	1.11	1.28	0.96
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.41	$20.09	$17.13	$18.90	$18.43	$15.54
Net investment income[2]	0.07	0.11	0.10	0.09	0.12	0.04
Net realized and unrealized gain (loss) on investments	1.36	2.32	2.98	(1.15)	1.15	3.75
Total from investment operations	1.43	2.43	3.08	(1.06)	1.27	3.79
Less distributions
From net investment income	—	(0.10)	(0.12)	(0.12)	(0.01)	(0.02)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.11)	(0.12)	(0.71)	(0.80)	(0.90)
Net asset value, end of period	$22.84	$21.41	$20.09	$17.13	$18.90	$18.43
Total return (%)[3]	6.68 [4]	11.99	18.00	(5.66)	7.09	24.69
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$21	$27	$26	$22	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46 [5]	1.46	1.47	1.48	1.54	1.67
Expenses including reductions	1.45 [5]	1.45	1.46	1.47	1.53	1.57
Net investment income	0.67 [5]	0.52	0.53	0.48	0.63	0.22
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	25

CLASS R2 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.43	$20.10	$17.13	$18.90	$18.44	$15.55
Net investment income[2]	0.10	0.16	0.14	0.13	0.19	0.08
Net realized and unrealized gain (loss) on investments	1.36	2.33	2.99	(1.14)	1.14	3.75
Total from investment operations	1.46	2.49	3.13	(1.01)	1.33	3.83
Less distributions
From net investment income	—	(0.15)	(0.16)	(0.17)	(0.08)	(0.06)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.16)	(0.16)	(0.76)	(0.87)	(0.94)
Net asset value, end of period	$22.89	$21.43	$20.10	$17.13	$18.90	$18.44
Total return (%)[3]	6.81 [4]	12.30	18.32	(5.42)	7.39	24.98
Ratios and supplemental data
Net assets, end of period (in millions)	$129	$135	$135	$136	$120	$38
Ratios (as a percentage of average net assets):
Expenses before reductions	1.20 [5]	1.21	1.21	1.22	1.25	1.33
Expenses including reductions	1.20 [5]	1.20	1.21	1.21	1.24	1.32
Net investment income	0.92 [5]	0.76	0.78	0.74	0.99	0.45
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
26	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R3 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.41	$20.09	$17.12	$18.89	$18.43	$15.54
Net investment income[2]	0.09	0.13	0.12	0.10	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.35	2.32	2.99	(1.14)	1.15	3.74
Total from investment operations	1.44	2.45	3.11	(1.04)	1.29	3.80
Less distributions
From net investment income	—	(0.12)	(0.14)	(0.14)	(0.04)	(0.03)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.13)	(0.14)	(0.73)	(0.83)	(0.91)
Net asset value, end of period	$22.85	$21.41	$20.09	$17.12	$18.89	$18.43
Total return (%)[3]	6.73 [4]	12.10	18.17	(5.57)	7.20	24.81
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$16	$22	$30	$28	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35 [5]	1.35	1.36	1.37	1.43	1.57
Expenses including reductions	1.35 [5]	1.34	1.35	1.37	1.42	1.47
Net investment income	0.77 [5]	0.63	0.66	0.57	0.73	0.35
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	27

CLASS R4 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.45	$20.12	$17.14	$18.92	$18.45	$15.54
Net investment income[2]	0.13	0.22	0.19	0.18	0.25	0.13
Net realized and unrealized gain (loss) on investments	1.37	2.32	3.00	(1.16)	1.12	3.76
Total from investment operations	1.50	2.54	3.19	(0.98)	1.37	3.89
Less distributions
From net investment income	—	(0.20)	(0.21)	(0.21)	(0.11)	(0.10)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.21)	(0.21)	(0.80)	(0.90)	(0.98)
Net asset value, end of period	$22.95	$21.45	$20.12	$17.14	$18.92	$18.45
Total return (%)[3]	6.99 [4]	12.54	18.63	(5.22)	7.67	25.44
Ratios and supplemental data
Net assets, end of period (in millions)	$205	$231	$286	$268	$228	$75
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06 [5]	1.06	1.07	1.06	1.08	1.11
Expenses including reductions	0.95 [5]	0.95	0.96	0.96	0.97	1.01
Net investment income	1.17 [5]	1.02	1.03	1.00	1.31	0.75
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
28	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.48	$20.15	$17.16	$18.94	$18.47	$15.57
Net investment income[2]	0.15	0.26	0.23	0.21	0.24	0.18
Net realized and unrealized gain (loss) on investments	1.37	2.32	3.00	(1.15)	1.19	3.76
Total from investment operations	1.52	2.58	3.23	(0.94)	1.43	3.94
Less distributions
From net investment income	—	(0.24)	(0.24)	(0.25)	(0.17)	(0.16)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.25)	(0.24)	(0.84)	(0.96)	(1.04)
Net asset value, end of period	$23.00	$21.48	$20.15	$17.16	$18.94	$18.47
Total return (%)[3]	7.08 [4]	12.73	18.88	(5.02)	7.98	25.71
Ratios and supplemental data
Net assets, end of period (in millions)	$200	$198	$200	$275	$376	$591
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75 [5]	0.76	0.76	0.77	0.73	0.74
Expenses including reductions	0.75 [5]	0.75	0.75	0.76	0.72	0.73
Net investment income	1.37 [5]	1.22	1.27	1.16	1.27	1.05
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	29

CLASS R6 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.48	$20.14	$17.16	$18.94	$18.47	$15.57
Net investment income[2]	0.16	0.27	0.24	0.23	0.31	0.19
Net realized and unrealized gain (loss) on investments	1.36	2.33	3.00	(1.15)	1.12	3.75
Total from investment operations	1.52	2.60	3.24	(0.92)	1.43	3.94
Less distributions
From net investment income	—	(0.25)	(0.26)	(0.27)	(0.17)	(0.16)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.26)	(0.26)	(0.86)	(0.96)	(1.04)
Net asset value, end of period	$23.00	$21.48	$20.14	$17.16	$18.94	$18.47
Total return (%)[3]	7.08 [4]	12.84	18.97	(5.00)	7.99	25.72
Ratios and supplemental data
Net assets, end of period (in millions)	$5,020	$4,564	$3,077	$2,024	$1,444	$356
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71 [5]	0.71	0.72	0.72	0.72	0.74
Expenses including reductions	0.70 [5]	0.70	0.69	0.69	0.69	0.73
Net investment income	1.42 [5]	1.25	1.27	1.26	1.63	1.06
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
30	JOHN HANCOCK DISCIPLINED VALUE FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$21.49	$20.15	$17.16	$18.94	$18.47	$15.57
Net investment income[2]	0.16	0.27	0.24	0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	1.36	2.34	3.01	(1.15)	1.16	3.75
Total from investment operations	1.52	2.61	3.25	(0.92)	1.43	3.94
Less distributions
From net investment income	—	(0.26)	(0.26)	(0.27)	(0.17)	(0.16)
From net realized gain	—	(1.01)	—	(0.59)	(0.79)	(0.88)
Total distributions	—	(1.27)	(0.26)	(0.86)	(0.96)	(1.04)
Net asset value, end of period	$23.01	$21.49	$20.15	$17.16	$18.94	$18.47
Total return (%)[3]	7.07 [4]	12.85	18.95	(4.95)	7.98	25.73
Ratios and supplemental data
Net assets, end of period (in millions)	$1,200	$1,219	$1,245	$750	$844	$543
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69 [5]	0.70	0.70	0.70	0.69	0.71
Expenses including reductions	0.69 [5]	0.69	0.69	0.69	0.69	0.71
Net investment income	1.43 [5]	1.28	1.27	1.25	1.45	1.09
Portfolio turnover (%)	20	45	65	61	44	45

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	31

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end management investment companies, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       32

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2018, the fund loaned common stocks valued at $34,853,384 and received $35,739,180 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       33

result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended September 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended September 30, 2018 were $16,911.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       34

period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses to the extent necessary to maintain total operating expenses at 0.85% for Class I2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

For the six months ended September 30, 2018, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$53,673	Class R3	698
Class B	368	Class R4	9,247
Class C	11,506	Class R5	8,427
Class I	313,618	Class R6	204,007
Class I2	2,213	Class NAV	51,863
Class R1	896	Total	$662,129
Class R2	5,613

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       35

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2018 were equivalent to a net annual effective rate of 0.64% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Class A shares are currently charged 0.25% for Rule12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $109,492 for Class R4 shares for the six months ended September 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $737,834 for the six months ended September 30, 2018. Of this amount, $118,628 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $611,676 was paid as sales commissions to broker-dealers and $7,530 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2018, CDSCs received by the Distributor amounted to $1,510, $508 and $9,361 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       36

monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,588,828	$675,116
Class B	43,655	4,636
Class C	1,362,082	144,688
Class I	—	4,408,053
Class I2	—	31,061
Class R1	79,507	1,304
Class R2	331,169	8,170
Class R3	53,573	1,016
Class R4	382,345	13,455
Class R5	47,947	12,265
Class R6	—	296,970
Total	$3,889,106	$5,596,734

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$20,200,000	2	1.905%	$2,138

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2018 and for the year ended March 31, 2018 were as follows:

		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,619,324	$104,992,631	10,973,065	$241,480,220
Distributions reinvested	—	—	3,011,965	67,377,662
Repurchased	(9,860,301)	(223,948,863)	(25,654,811)	(568,429,293)
Net decrease	(5,240,977)	$(118,956,232)	(11,669,781)	$(259,571,411)

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		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class B shares
Sold	5,658	$120,965	16,805	$353,704
Distributions reinvested	—	—	22,214	467,613
Repurchased	(96,274)	(2,052,139)	(225,602)	(4,635,062)
Net decrease	(90,616)	$(1,931,174)	(186,583)	$(3,813,745)
Class C shares
Sold	817,665	$17,508,463	1,511,123	$31,416,419
Distributions reinvested	—	—	578,627	12,214,821
Repurchased	(1,802,313)	(38,590,030)	(3,816,343)	(78,646,192)
Net decrease	(984,648)	$(21,081,567)	(1,726,593)	$(35,014,952)
Class I shares
Sold	51,780,889	$1,147,763,751	92,274,463	$1,981,049,277
Distributions reinvested	—	—	15,102,029	327,563,002
Repurchased	(29,510,852)	(651,879,998)	(156,390,264)	(3,346,189,465)
Net increase (decrease)	22,270,037	$495,883,753	(49,013,772)	$(1,037,577,186)
Class I2 shares
Sold	61,175	$1,343,869	65,839	$1,390,004
Distributions reinvested	—	—	150,160	3,256,976
Repurchased	(298,821)	(6,582,136)	(357,450)	(7,805,895)
Net decrease	(237,646)	$(5,238,267)	(141,451)	$(3,158,915)
Class R1 shares
Sold	96,545	$2,128,185	246,467	$5,240,651
Distributions reinvested	—	—	28,587	620,061
Repurchased	(163,730)	(3,603,540)	(636,210)	(13,683,427)
Net decrease	(67,185)	$(1,475,355)	(361,156)	$(7,822,715)
Class R2 shares
Sold	381,623	$8,390,719	1,051,606	$22,447,026
Distributions reinvested	—	—	249,395	5,409,378
Repurchased	(1,042,434)	(22,913,424)	(1,736,841)	(37,158,770)
Net decrease	(660,811)	$(14,522,705)	(435,840)	$(9,302,366)
Class R3 shares
Sold	40,352	$883,202	155,826	$3,325,836
Distributions reinvested	—	—	38,322	830,435
Repurchased	(86,561)	(1,904,805)	(532,390)	(11,226,104)
Net decrease	(46,209)	$(1,021,603)	(338,242)	$(7,069,833)
Class R4 shares
Sold	789,147	$17,411,816	1,866,517	$39,964,628
Distributions reinvested	—	—	575,401	12,486,208
Repurchased	(2,621,403)	(58,097,810)	(5,898,214)	(125,068,187)
Net decrease	(1,832,256)	$(40,685,994)	(3,456,296)	$(72,617,351)

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		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	403,903	$8,872,815	2,193,508	$47,435,860
Distributions reinvested	—	—	548,547	11,914,449
Repurchased	(911,216)	(20,164,725)	(3,483,426)	(75,192,002)
Net decrease	(507,313)	$(11,291,910)	(741,371)	$(15,841,693)
Class R6 shares
Sold	22,837,989	$502,102,802	84,664,767	$1,831,004,704
Distributions reinvested	—	—	11,292,223	245,154,164
Repurchased	(17,094,391)	(378,986,329)	(36,244,284)	(782,537,323)
Net increase	5,743,598	$123,116,473	59,712,706	$1,293,621,545
Class NAV shares
Sold	569,519	$12,427,774	1,555,054	$33,747,759
Distributions reinvested	—	—	3,212,386	69,773,034
Repurchased	(5,146,641)	(115,750,760)	(9,836,981)	(213,367,617)
Net decrease	(4,577,122)	$(103,322,986)	(5,069,541)	$(109,846,824)
Total net increase (decrease)	13,768,852	$299,472,433	(13,427,920)	$(268,015,446)

Affiliates of the fund owned 85.8% of shares of Class NAV on September 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $3,761,156,074 and $3,031,862,459, respectively, for the six months ended September 30, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2018, funds within the John Hancock group of funds complex held 6.3% of the fund's net assets. There were no affiliated funds with an ownership of 5% or more of the fund's net assets.

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Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	10,584,961	46,002,343	(53,016,930)	3,570,374	—	—	$10,686	$14,214	$35,720,159
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group average for the one-, three-,five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       45

received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF617741	340SA 9/18 11/18

John Hancock

Disciplined Value Mid Cap Fund

Semiannual report 9/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth. Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors in the remaining months of 2018 is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility arising largely from headline risk.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
21	Financial highlights
28	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/18 (%)

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Returns shown prior to Class A shares' commencement dates are those of the predecessor fund's Investor shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Markets extended their long advance

U.S. equities rose higher for much of the six-month period, despite continuing global tensions over protectionist U.S. trade policy.

Larger stocks led the market

Larger, more growth-oriented stocks led small- and mid-cap value stocks during the period.

The fund underperformed its benchmark

The fund trailed its benchmark, the Russell Midcap Value Index, due to stock selection, particularly in the information technology sector.

SECTOR COMPOSITION AS OF 9/30/18 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       3

Discussion of fund performance

An interview with Portfolio Manager Steven L. Pollack, CFA, Boston Partners

Steven L. Pollack, CFA
Portfolio Manager
Boston Partners

Could you describe the market environment during the six-month period ended September 30, 2018?

After passing through a volatile stretch during the first calendar quarter of 2018, the market rose fairly steadily for the next six months, although better performance generally accrued to larger, more growth-oriented companies. Corporate earnings, sales, and margins continued to be supported by high consumer spending, low unemployment, and robust U.S. growth. Concerns occasionally flared over higher inflation, rising interest rates, and tariff and trade issues, but none of these factors derailed the broad market's advance.

The fund underperformed its benchmark, the Russell Midcap Value Index. What drove this result, and what are some examples of stocks or strategies that detracted from relative returns?

Stock selection in the information technology sector, as well as an overweight in the financials sector, were the primary drivers of the fund's underperformance.

Among information technology stocks, our exposure to TE Connectivity, Ltd. detracted from returns. This company, which designs robust sensor equipment for use in the industrial and automotive sectors, suffered due to negative trends in earnings estimates and profit margins and because of rising costs associated with its research and development activities. The stock of Flex, Ltd., a multinational technological manufacturer, was another significant detractor in the information technology sector.

The fund's position in oil and gas company EQT Corporation was also a large detractor. The stock declined after it missed earnings and sales estimates for the second calendar quarter.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       4

"Corporate revenue, earnings, and margins continued to be supported by high consumer spending, low unemployment, and robust U.S. growth."

Which stocks or strategies were some of the largest contributors to relative results?

As interest rates rose during the period, many of the high-dividend-paying defensive consumer staples stocks in the index lagged. The fund didn't own many of these companies, and this helped performance on a relative basis. It also helped that the two stocks the fund did hold in this sector—Coca-Cola European Partners PLC and Nomad Foods, Ltd.—both outperformed. Nomad is a frozen foods company based in the United Kingdom that has expanded its footprint in European markets through strategic acquisitions. The company outperformed others in its space during the period, including much larger competitors.

Some of our stock picks in the energy sector boosted relative performance. One example was Andeavor. Our greater-than-benchmark exposure to this oil and gas company was a large contributor, as the company's shareholders approved its acquisition by Marathon Petroleum Corp. (not held by the fund), a deal that closed on October 1, 2018.

How was the fund positioned at the end of the period?

Technology had been the largest active weight in the fund for some time, and while it's still an overweight, we trimmed it due to rising valuations, making it the third-largest overweight by the

TOP 10 HOLDINGS AS OF 9/30/18 (%)

Discover Financial Services	2.0
Alleghany Corp.	1.8
Fidelity National Information Services, Inc.	1.6
DXC Technology Company	1.5
Huntington Bancshares, Inc.	1.5
Reinsurance Group of America, Inc.	1.5
AMETEK, Inc.	1.5
East West Bancorp, Inc.	1.5
Pinnacle West Capital Corp.	1.4
SunTrust Banks, Inc.	1.4
TOTAL	15.7
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       5

end of the period. Industrials grew to the largest overweight, and the exposure there is broad based across the sector's component industries.

Financials was the fund's largest absolute weight at the end of the period, with most of this deriving from exposure to insurance, capital markets, consumer finance companies, and banks. The fund continued to have an underweight position in the high-dividend-paying defensive sectors due to what we consider to be their expensive valuations. As interest rates rise, companies in these areas become vulnerable; on the other hand, as rates rise, financial stocks stand to benefit.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  SEPTEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1	2.06	10.52	12.70	-2.38	64.91	230.41
Class C1	5.60	10.81	12.65	1.36	67.06	229.15
Class I1,2	7.73	11.95	13.57	2.89	75.86	257.13
Class R2[1,2]	7.31	11.50	13.17	2.68	72.30	244.56
Class R4[1,2]	7.53	11.76	13.32	2.80	74.38	249.14
Class R6[1,2]	7.77	12.05	13.55	2.93	76.63	256.30
Class ADV[1,2]	7.45	11.61	13.24	2.78	73.19	246.64
Index†	8.81	10.72	11.29	5.78	66.38	191.42

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.11	1.86	0.86	1.27	1.12	0.77	1.11
Net (%)	1.10	1.85	0.85	1.26	1.01	0.76	1.10

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	9-30-08	32,915	32,915	29,142
Class I1,2	9-30-08	35,713	35,713	29,142
Class R2[1,2]	9-30-08	34,456	34,456	29,142
Class R4[1,2]	9-30-08	34,914	34,914	29,142
Class R6[1,2]	9-30-08	35,630	35,630	29,142
Class ADV[1,2]	9-30-08	34,664	34,664	29,142

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class R2, Class R4, and Class R6 shares were first offered on 7-12-10, 8-15-11, 3-1-12, 7-2-13, and 9-1-11, respectively; Class I and Class ADV shares were first offered on 7-12-10. Investor shares and Institutional shares of Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) were first offered on 6-2-97. Returns shown prior to Class A and Class ADV shares' commencement dates are those of the predecessor fund's Investor shares. Returns shown prior to Class I shares' commencement date are those of the predecessor fund's Institutional shares. Returns shown prior to Class C, Class R2, Class R4, and Class R6 shares' commencement dates are those of the predecessor fund's Investor shares (prior to 7-12-10) and the fund's Class A shares (from 7-12-10), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	9

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2018	Ending value on 9-30-2018	Expenses paid during period ended 9-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,027.70	$5.59	1.10%
	Hypothetical example	1,000.00	1,019.60	5.57	1.10%
Class C	Actual expenses/actual returns	1,000.00	1,023.60	9.38	1.85%
	Hypothetical example	1,000.00	1,015.80	9.35	1.85%
Class I	Actual expenses/actual returns	1,000.00	1,028.90	4.37	0.86%
	Hypothetical example	1,000.00	1,020.80	4.36	0.86%
Class R2	Actual expenses/actual returns	1,000.00	1,026.80	6.35	1.25%
	Hypothetical example	1,000.00	1,018.80	6.33	1.25%
Class R4	Actual expenses/actual returns	1,000.00	1,028.00	5.08	1.00%
	Hypothetical example	1,000.00	1,020.10	5.06	1.00%
Class R6	Actual expenses/actual returns	1,000.00	1,029.30	3.82	0.75%
	Hypothetical example	1,000.00	1,021.30	3.80	0.75%
Class ADV	Actual expenses/actual returns	1,000.00	1,027.80	5.59	1.10%
	Hypothetical example	1,000.00	1,019.60	5.57	1.10%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
10	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT

Fund’s investments
AS OF 9-30-18 (unaudited)
	Shares	Value
Common stocks 98.0%		$14,436,237,430
(Cost $11,159,369,946)
Communication services 1.4%		212,731,669
Entertainment 0.9%
Activision Blizzard, Inc.	1,027,113	85,445,530
NetEase, Inc., ADR	232,988	53,179,511
Interactive media and services 0.3%
InterActiveCorp (A)	205,838	44,609,211
Media 0.2%
Omnicom Group, Inc. (B)	433,658	29,497,417
Consumer discretionary 4.2%		612,732,200
Auto components 1.0%
BorgWarner, Inc.	1,302,845	55,735,709
Lear Corp.	545,569	79,107,505
Hotels, restaurants and leisure 1.0%
Wyndham Destinations, Inc.	1,246,848	54,063,329
Wyndham Hotels & Resorts, Inc.	1,717,783	95,457,201
Internet and direct marketing retail 1.1%
eBay, Inc. (A)	2,946,814	97,303,798
Expedia Group, Inc.	513,429	66,992,216
Leisure products 0.4%
Hasbro, Inc.	571,613	60,087,959
Multiline retail 0.7%
Dollar Tree, Inc. (A)	530,227	43,240,012
Nordstrom, Inc. (B)	1,015,624	60,744,471
Consumer staples 1.1%		154,764,841
Beverages 0.6%
Coca-Cola European Partners PLC (New York Stock Exchange)	1,777,178	80,808,284
Food products 0.5%
Nomad Foods, Ltd. (A)	3,650,373	73,956,557
Energy 8.1%		1,193,666,013
Energy equipment and services 0.8%
Apergy Corp. (A)	1,451,842	63,242,238
TechnipFMC PLC	1,794,259	56,070,594
Oil, gas and consumable fuels 7.3%
Anadarko Petroleum Corp.	1,413,279	95,269,137
Andeavor	853,977	131,085,470
Cimarex Energy Company	1,362,295	126,611,697
Diamondback Energy, Inc. (B)	461,070	62,332,053
Energen Corp. (A)	1,237,934	106,672,773
Enerplus Corp. (B)	3,147,933	38,845,493
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	11

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
EQT Corp.	3,524,076	$155,869,881
Marathon Petroleum Corp. (B)	1,445,823	115,622,465
Noble Energy, Inc.	3,379,908	105,419,331
Pioneer Natural Resources Company	784,344	136,624,881
Financials 24.2%		3,564,095,194
Banks 7.3%
East West Bancorp, Inc.	3,593,029	216,911,161
Fifth Third Bancorp	6,661,472	185,988,298
Huntington Bancshares, Inc.	14,923,759	222,662,484
KeyCorp	5,457,707	108,553,792
Regions Financial Corp.	7,357,018	135,001,280
SunTrust Banks, Inc.	3,023,400	201,932,886
Capital markets 3.9%
E*TRADE Financial Corp. (A)	2,177,933	114,101,910
Moody's Corp.	513,546	85,864,891
Raymond James Financial, Inc.	1,625,430	149,620,832
State Street Corp.	728,529	61,036,160
TD Ameritrade Holding Corp.	3,221,152	170,173,460
Consumer finance 3.3%
Discover Financial Services	3,926,036	300,145,456
Navient Corp.	3,948,854	53,230,552
SLM Corp. (A)	6,608,883	73,689,045
Synchrony Financial	2,054,661	63,858,864
Insurance 9.7%
Alleghany Corp.	396,392	258,657,672
Aon PLC	1,120,893	172,370,926
Everest Re Group, Ltd.	534,302	122,071,978
Loews Corp.	1,825,272	91,683,413
Marsh & McLennan Companies, Inc.	770,391	63,726,744
Reinsurance Group of America, Inc.	1,503,674	217,371,113
The Allstate Corp.	2,040,999	201,446,601
The Travelers Companies, Inc.	734,722	95,300,791
Torchmark Corp.	576,799	50,002,705
W.R. Berkley Corp.	1,860,280	148,692,180
Health care 4.9%		721,386,689
Health care equipment and supplies 0.7%
Boston Scientific Corp. (A)	1,390,482	53,533,557
Zimmer Biomet Holdings, Inc.	416,958	54,817,468
Health care providers and services 3.1%
DaVita, Inc. (A)	728,526	52,184,317
Laboratory Corp. of America Holdings (A)	857,949	149,008,582
McKesson Corp.	1,301,843	172,689,474
12	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services (continued)
Universal Health Services, Inc., Class B	603,257	$77,120,375
Life sciences tools and services 0.8%
ICON PLC (A)	746,461	114,768,379
Pharmaceuticals 0.3%
Jazz Pharmaceuticals PLC (A)	281,119	47,264,537
Industrials 20.9%		3,072,913,722
Aerospace and defense 4.4%
Arconic, Inc.	2,062,549	45,396,703
Curtiss-Wright Corp.	902,765	124,057,966
Harris Corp.	911,407	154,219,178
Huntington Ingalls Industries, Inc.	313,184	80,200,159
L3 Technologies, Inc.	213,599	45,415,419
Spirit AeroSystems Holdings, Inc., Class A	605,856	55,538,820
Textron, Inc.	2,043,063	146,017,713
Airlines 2.0%
Delta Air Lines, Inc.	2,530,751	146,353,330
Southwest Airlines Company	2,351,647	146,860,355
Building products 1.6%
Masco Corp.	3,762,426	137,704,792
Owens Corning	1,654,180	89,772,349
Commercial services and supplies 0.3%
KAR Auction Services, Inc.	808,805	48,277,570
Construction and engineering 0.3%
Fluor Corp.	753,502	43,778,466
Electrical equipment 3.7%
AMETEK, Inc.	2,744,384	217,135,662
Eaton Corp. PLC	1,752,240	151,971,775
EnerSys	1,099,905	95,834,723
Hubbell, Inc.	540,239	72,159,723
Machinery 5.3%
Cummins, Inc.	657,361	96,020,721
Dover Corp.	1,495,325	132,381,122
Ingersoll-Rand PLC	558,827	57,168,002
ITT, Inc.	1,118,986	68,549,082
PACCAR, Inc.	1,421,791	96,951,928
Parker-Hannifin Corp.	920,208	169,253,857
The Timken Company	1,388,785	69,230,932
WABCO Holdings, Inc. (A)	720,451	84,969,991
Professional services 2.3%
ManpowerGroup, Inc.	899,784	77,345,433
Robert Half International, Inc.	2,467,176	173,639,847
The Dun & Bradstreet Corp.	660,183	94,082,679
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	13

	Shares	Value
Industrials (continued)
Trading companies and distributors 1.0%
Air Lease Corp.	1,903,910	$87,351,391
WESCO International, Inc. (A)	1,062,230	65,274,034
Information technology 14.0%		2,068,131,364
Electronic equipment, instruments and components 2.6%
Arrow Electronics, Inc. (A)	1,093,836	80,637,590
Belden, Inc. (B)	923,374	65,938,137
Flex, Ltd. (A)	3,676,161	48,231,232
TE Connectivity, Ltd.	2,099,088	184,572,808
IT services 5.8%
Alliance Data Systems Corp.	276,823	65,374,520
Amdocs, Ltd.	2,115,117	139,555,420
Cognizant Technology Solutions Corp., Class A	398,867	30,772,589
DXC Technology Company	2,389,933	223,506,534
Fidelity National Information Services, Inc.	2,134,686	232,830,202
Leidos Holdings, Inc.	1,788,786	123,712,440
The Western Union Company	2,320,025	44,219,677
Semiconductors and semiconductor equipment 2.4%
KLA-Tencor Corp.	582,486	59,244,651
Marvell Technology Group, Ltd.	5,417,783	104,563,212
Qorvo, Inc. (A)	1,085,452	83,460,404
Skyworks Solutions, Inc.	424,166	38,476,098
Versum Materials, Inc.	1,687,616	60,771,052
Software 0.6%
CDK Global, Inc.	1,502,545	93,999,215
Technology hardware, storage and peripherals 2.6%
HP, Inc.	7,590,394	195,604,453
NetApp, Inc.	652,814	56,070,194
Western Digital Corp.	514,727	30,132,119
Xerox Corp.	3,945,842	106,458,817
Materials 4.7%		686,714,014
Chemicals 1.9%
FMC Corp.	798,861	69,644,702
Nutrien, Ltd.	1,855,639	107,070,370
The Mosaic Company	2,852,085	92,635,721
Construction materials 0.3%
Cemex SAB de CV, ADR (A)	6,764,183	47,619,848
Containers and packaging 1.6%
Berry Global Group, Inc. (A)	1,279,076	61,894,488
Crown Holdings, Inc. (A)(B)	1,523,618	73,133,664
Graphic Packaging Holding Company	7,349,893	102,972,001
Metals and mining 0.9%
Steel Dynamics, Inc.	2,915,318	131,743,220
14	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate 7.6%		$1,125,500,300
Equity real estate investment trusts 7.6%
American Homes 4 Rent, Class A	2,611,612	57,168,187
Boston Properties, Inc.	1,538,069	189,320,913
Douglas Emmett, Inc.	3,169,194	119,541,998
Duke Realty Corp.	4,842,743	137,388,619
Equity Residential	2,074,459	137,453,653
Kilroy Realty Corp.	736,922	52,829,938
Prologis, Inc.	1,344,220	91,124,674
Regency Centers Corp.	1,791,244	115,839,749
Retail Properties of America, Inc., Class A	3,531,008	43,042,988
SL Green Realty Corp.	1,863,935	181,789,581
Utilities 6.9%		1,023,601,424
Electric utilities 6.1%
Alliant Energy Corp.	2,363,944	100,633,096
American Electric Power Company, Inc.	499,896	35,432,628
Edison International	1,110,431	75,153,970
Entergy Corp.	2,008,044	162,912,610
Evergy, Inc.	1,351,243	74,210,266
PG&E Corp. (A)	850,107	39,113,423
Pinnacle West Capital Corp.	2,629,759	208,224,318
Xcel Energy, Inc.	4,230,790	199,735,596
Multi-utilities 0.8%
DTE Energy Company	1,174,613	128,185,517

	Yield (%)	Shares	Value
Securities lending collateral 0.7%			$103,619,098
(Cost $103,617,781)
John Hancock Collateral Trust (C)	2.1505(D)	10,357,145	103,619,098
Short-term investments 1.5%			$222,767,363
(Cost $222,767,363)
Money market funds 1.5%			222,767,363
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.9720(D)	222,767,363	222,767,363

Total investments (Cost $11,485,755,090) 100.2%	$14,762,623,891
Other assets and liabilities, net (0.2%)	(26,520,206)
Total net assets 100.0%	$14,736,103,685

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 9-30-18.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	15

(D)	The rate shown is the annualized seven-day yield as of 9-30-18.
At 9-30-18, the aggregate cost of investments for federal income tax purposes was $11,546,211,824. Net unrealized appreciation aggregated to $3,216,412,067, of which $3,387,279,686 related to gross unrealized appreciation and $170,867,619 related to gross unrealized depreciation.
16	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 9-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $11,382,137,309) including $101,349,910 of securities loaned	$14,659,004,793
Affiliated investments, at value (Cost $103,617,781)	103,619,098
Total investments, at value (Cost $11,485,755,090)	14,762,623,891
Dividends and interest receivable	24,309,134
Receivable for fund shares sold	13,668,569
Receivable for investments sold	114,205,104
Receivable for securities lending income	23,541
Other assets	570,016
Total assets	14,915,400,255
Liabilities
Payable for investments purchased	39,682,632
Payable for fund shares repurchased	31,814,808
Payable upon return of securities loaned	103,616,168
Payable to affiliates
Accounting and legal services fees	1,008,554
Transfer agent fees	1,160,282
Distribution and service fees	84,442
Trustees' fees	17,268
Other liabilities and accrued expenses	1,912,416
Total liabilities	179,296,570
Net assets	$14,736,103,685
Net assets consist of
Paid-in capital	$10,102,215,829
Undistributed net investment income	76,924,039
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,280,094,780
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,276,869,037
Net assets	$14,736,103,685

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	17

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,453,789,628 ÷ 63,294,095 shares) [1]	$22.97
Class C ($247,909,553 ÷ 10,800,590 shares) [1]	$22.95
Class I ($9,616,730,256 ÷ 402,573,909 shares)	$23.89
Class R2 ($163,265,876 ÷ 6,872,167 shares)	$23.76
Class R4 ($93,982,880 ÷ 3,940,550 shares)	$23.85
Class R6 ($3,158,470,111 ÷ 132,182,243 shares)	$23.89
Class ADV ($1,955,381 ÷ 85,327 shares)	$22.92
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$24.18

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
18	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  9-30-18 (unaudited)

Investment income
Dividends	$119,964,080
Interest	2,665,014
Securities lending	395,244
Less foreign taxes withheld	(236,877)
Total investment income	122,787,461
Expenses
Investment management fees	52,723,302
Distribution and service fees	3,815,302
Accounting and legal services fees	1,056,263
Transfer agent fees	7,012,020
Trustees' fees	121,272
Custodian fees	926,136
State registration fees	154,964
Printing and postage	439,036
Professional fees	135,646
Other	169,371
Total expenses	66,553,312
Less expense reductions	(677,368)
Net expenses	65,875,944
Net investment income	56,911,517
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	505,062,365
Affiliated investments	1,613
505,063,978
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(137,231,887)
Affiliated investments	1,317
(137,230,570)
Net realized and unrealized gain	367,833,408
Increase in net assets from operations	$424,744,925

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-18 (unaudited)	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$56,911,517	$77,453,476
Net realized gain	505,063,978	1,350,826,526
Change in net unrealized appreciation (depreciation)	(137,230,570)	(11,855,518)
Increase in net assets resulting from operations	424,744,925	1,416,424,484
Distributions to shareholders
From net investment income
Class A	—	(4,461,222)
Class I	—	(48,973,205)
Class R2	—	(250,599)
Class R4	—	(354,995)
Class R6	—	(15,013,808)
Class ADV	—	(5,803)
From net realized gain
Class A	—	(97,539,583)
Class C	—	(17,063,920)
Class I	—	(559,171,001)
Class R2	—	(11,603,133)
Class R4	—	(5,741,382)
Class R6	—	(147,101,314)
Class ADV	—	(126,872)
Total distributions	—	(907,406,837)
From fund share transactions	(347,431,767)	143,075,583
Total increase	77,313,158	652,093,230
Net assets
Beginning of period	14,658,790,527	14,006,697,297
End of period	$14,736,103,685	$14,658,790,527
Undistributed net investment income	$76,924,039	$20,012,522
20	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.35	$21.61	$18.49	$20.19	$18.23	$14.51
Net investment income[2]	0.06	0.07	0.10	0.13	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.56	2.11	3.57	(0.63)	2.42	4.03
Total from investment operations	0.62	2.18	3.67	(0.50)	2.47	4.08
Less distributions
From net investment income	—	(0.06)	(0.14)	(0.07)	(0.06)	(0.04)
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	—	(1.44)	(0.55)	(1.20)	(0.51)	(0.36)
Net asset value, end of period	$22.97	$22.35	$21.61	$18.49	$20.19	$18.23
Total return (%)[3,4]	2.77 [5]	10.15	19.96	(2.59)	13.78	28.30
Ratios and supplemental data
Net assets, end of period (in millions)	$1,454	$1,547	$2,088	$1,971	$2,148	$3,086
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11 [6]	1.11	1.12	1.13	1.13	1.18
Expenses including reductions	1.10 [6]	1.10	1.12	1.12	1.13	1.17
Net investment income	0.54 [6]	0.30	0.48	0.70	0.28	0.32
Portfolio turnover (%)	25	53	50	47	35	39

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	21

CLASS C SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.42	$21.77	$18.65	$20.43	$18.53	$14.82
Net investment loss[2]	(0.02)	(0.10)	(0.05)	(0.01)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	0.55	2.13	3.58	(0.64)	2.43	4.10
Total from investment operations	0.53	2.03	3.53	(0.65)	2.35	4.03
Less distributions
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Net asset value, end of period	$22.95	$22.42	$21.77	$18.65	$20.43	$18.53
Total return (%)[3,4]	2.36 [5]	9.35	18.99	(3.27)	12.90	27.32
Ratios and supplemental data
Net assets, end of period (in millions)	$248	$278	$319	$329	$366	$329
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86 [6]	1.86	1.87	1.88	1.89	1.94
Expenses including reductions	1.85 [6]	1.85	1.87	1.87	1.88	1.93
Net investment loss	(0.22) [6]	(0.43)	(0.27)	(0.06)	(0.42)	(0.43)
Portfolio turnover (%)	25	53	50	47	35	39

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
22	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$23.22	$22.39	$19.14	$20.86	$18.81	$14.95
Net investment income[2]	0.09	0.14	0.16	0.20	0.12	0.10
Net realized and unrealized gain (loss) on investments	0.58	2.19	3.69	(0.67)	2.49	4.16
Total from investment operations	0.67	2.33	3.85	(0.47)	2.61	4.26
Less distributions
From net investment income	—	(0.12)	(0.19)	(0.12)	(0.11)	(0.08)
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	—	(1.50)	(0.60)	(1.25)	(0.56)	(0.40)
Net asset value, end of period	$23.89	$23.22	$22.39	$19.14	$20.86	$18.81
Total return (%)[3]	2.89 [4]	10.46	20.25	(2.35)	14.13	28.67
Ratios and supplemental data
Net assets, end of period (in millions)	$9,617	$9,799	$9,512	$7,802	$7,116	$4,168
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87 [5]	0.86	0.86	0.87	0.87	0.89
Expenses including reductions	0.86 [5]	0.85	0.86	0.86	0.86	0.89
Net investment income	0.79 [5]	0.58	0.75	0.99	0.63	0.59
Portfolio turnover (%)	25	53	50	47	35	39

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	23

CLASS R2 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$23.14	$22.32	$19.09	$20.81	$18.77	$14.94
Net investment income[2]	0.05	0.04	0.07	0.11	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.57	2.19	3.68	(0.66)	2.48	4.14
Total from investment operations	0.62	2.23	3.75	(0.55)	2.52	4.18
Less distributions
From net investment income	—	(0.03)	(0.11)	(0.04)	(0.03)	(0.03)
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	—	(1.41)	(0.52)	(1.17)	(0.48)	(0.35)
Net asset value, end of period	$23.76	$23.14	$22.32	$19.09	$20.81	$18.77
Total return (%)[3]	2.68 [4]	10.03	19.76	(2.74)	13.66	28.15
Ratios and supplemental data
Net assets, end of period (in millions)	$163	$188	$216	$234	$250	$205
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26 [5]	1.26	1.27	1.27	1.29	1.28
Expenses including reductions	1.25 [5]	1.25	1.26	1.27	1.28	1.27
Net investment income	0.38 [5]	0.17	0.35	0.56	0.19	0.25
Portfolio turnover (%)	25	53	50	47	35	39

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$23.20	$22.38	$19.13	$20.85	$18.81	$15.63
Net investment income[3]	0.08	0.09	0.12	0.16	0.10	0.06
Net realized and unrealized gain (loss) on investments	0.57	2.20	3.70	(0.66)	2.47	3.49
Total from investment operations	0.65	2.29	3.82	(0.50)	2.57	3.55
Less distributions
From net investment income	—	(0.09)	(0.16)	(0.09)	(0.08)	(0.05)
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	—	(1.47)	(0.57)	(1.22)	(0.53)	(0.37)
Net asset value, end of period	$23.85	$23.20	$22.38	$19.13	$20.85	$18.81
Total return (%)[4]	2.80 [5]	10.26	20.09	(2.50)	13.93	22.85 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$94	$97	$95	$104	$118	$44
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11 [6]	1.12	1.11	1.12	1.15	1.30 [6]
Expenses including reductions	1.00 [6]	1.01	1.00	1.02	1.04	1.14 [6]
Net investment income	0.64 [6]	0.42	0.60	0.81	0.49	0.44 [6]
Portfolio turnover (%)	25	53	50	47	35	39 [7]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R4 shares is 7-2-13.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 4-1-13 to 3-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	25

CLASS R6 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$23.21	$22.38	$19.13	$20.85	$18.81	$14.95
Net investment income[2]	0.11	0.17	0.18	0.22	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.57	2.18	3.69	(0.67)	2.48	4.16
Total from investment operations	0.68	2.35	3.87	(0.45)	2.62	4.28
Less distributions
From net investment income	—	(0.14)	(0.21)	(0.14)	(0.13)	(0.10)
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	—	(1.52)	(0.62)	(1.27)	(0.58)	(0.42)
Net asset value, end of period	$23.89	$23.21	$22.38	$19.13	$20.85	$18.81
Total return (%)[3]	2.93 [4]	10.56	20.35	(2.25)	14.21	28.81
Ratios and supplemental data
Net assets, end of period (in millions)	$3,158	$2,748	$1,774	$1,053	$807	$444
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76 [5]	0.77	0.77	0.77	0.78	0.81
Expenses including reductions	0.75 [5]	0.76	0.76	0.76	0.77	0.80
Net investment income	0.92 [5]	0.71	0.86	1.13	0.73	0.71
Portfolio turnover (%)	25	53	50	47	35	39

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
26	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS ADV SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$22.30	$21.56	$18.46	$20.15	$18.20	$14.49
Net investment income[2]	0.06	0.07	0.11	0.12	0.04	0.03
Net realized and unrealized gain (loss) on investments	0.56	2.11	3.54	(0.63)	2.40	4.03
Total from investment operations	0.62	2.18	3.65	(0.51)	2.44	4.06
Less distributions
From net investment income	—	(0.06)	(0.14)	(0.05)	(0.04)	(0.03)
From net realized gain	—	(1.38)	(0.41)	(1.13)	(0.45)	(0.32)
Total distributions	—	(1.44)	(0.55)	(1.18)	(0.49)	(0.35)
Net asset value, end of period	$22.92	$22.30	$21.56	$18.46	$20.15	$18.20
Total return (%)[3]	2.78 [4]	10.17	19.88	(2.59)	13.67	28.19
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$2	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11 [5]	1.11	1.13	1.42	3.12	3.46
Expenses including reductions	1.10 [5]	1.10	1.12	1.16	1.25	1.25
Net investment income	0.54 [5]	0.32	0.55	0.63	0.21	0.19
Portfolio turnover (%)	25	53	50	47	35	39

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	27

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are only available to certain retirement and 529 plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston PartnersMid Cap Value Fund into the fund. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund is closed to new investors, subject to certain exceptions described in the fund's prospectus.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       28

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of September 30, 2018, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement(s) of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2018, the fund loaned common stocks valued at $101,349,910 and received $103,616,168 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       29

result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended September 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended September 30, 2018 were $16,375.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       30

period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended September 30, 2018, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$63,599	Class R4	$4,138
Class C	11,149	Class R6	123,825
Class I	418,082	Class ADV	87
Class R2	7,523	Total	$628,403

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2018 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       31

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $48,965 for Class R4 shares for the six months ended September 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $161,299 for the six months ended September 30, 2018. Of this amount, $18,492 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $142,439 was paid as sales commissions to broker-dealers and $368 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2018, CDSCs received by the Distributor amounted to $949 and $3,116 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,882,010	$799,700
Class C	1,320,348	140,242
Class I	—	5,873,815
Class R2	440,086	10,944
Class R4	170,286	6,020

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       32

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$180,206
Class ADV	$2,572	1,093
Total	$3,815,302	$7,012,020

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2018 and for the year ended March 31, 2018 were as follows:

		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,206,268	$95,745,935	11,235,851	$250,783,397
Distributions reinvested	—	—	3,987,112	88,792,985
Repurchased	(10,143,554)	(230,134,855)	(42,639,114)	(955,514,561)
Net decrease	(5,937,286)	($134,388,920)	(27,416,151)	($615,938,179)
Class C shares
Sold	159,368	$3,611,499	468,051	$10,479,110
Distributions reinvested	—	—	643,421	14,406,199
Repurchased	(1,766,383)	(40,159,911)	(3,339,879)	(74,955,162)
Net decrease	(1,607,015)	($36,548,412)	(2,228,407)	($50,069,853)
Class I shares
Sold	38,629,740	$910,730,763	100,579,986	$2,335,529,208
Distributions reinvested	—	—	22,467,686	519,452,895
Repurchased	(58,094,029)	(1,375,735,306)	(125,787,847)	(2,934,539,252)
Net decrease	(19,464,289)	($465,004,543)	(2,740,175)	($79,557,149)
Class R2 shares
Sold	564,731	$13,226,140	1,729,337	$40,010,051
Distributions reinvested	—	—	415,562	9,582,855
Repurchased	(1,797,598)	(42,170,591)	(3,708,925)	(86,242,670)
Net decrease	(1,232,867)	($28,944,451)	(1,564,026)	($36,649,764)
Class R4 shares
Sold	392,473	$9,204,139	1,094,641	$25,429,018
Distributions reinvested	—	—	263,798	6,096,377
Repurchased	(648,957)	(15,298,516)	(1,425,921)	(33,310,046)
Net decrease	(256,484)	($6,094,377)	(67,482)	($1,784,651)
Class R6 shares
Sold	26,721,450	$628,484,503	53,459,571	$1,263,250,283
Distributions reinvested	—	—	6,815,858	157,514,495
Repurchased	(12,920,982)	(304,724,775)	(21,142,024)	(493,583,155)
Net increase	13,800,468	$323,759,728	39,133,405	$927,181,623

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       33

		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class ADV shares
Sold	876	$19,737	1,177	$25,991
Distributions reinvested	—	—	5,971	132,675
Repurchased	(10,222)	(230,529)	(11,864)	(265,110)
Net decrease	(9,346)	($210,792)	(4,716)	($106,444)
Total net increase (decrease)	(14,706,819)	($347,431,767)	5,112,448	$143,075,583

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $3,582,521,552 and $3,830,550,871, respectively, for the six months ended September 30, 2018.

Note 7 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	615,609	47,518,816	(37,777,280)	10,357,145	—	—	$1,613	$1,317	$103,619,098
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value Mid Cap Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       35

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       36

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-year period and outperformed its peer group average for the three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods and to the peer group for the three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       37

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       38

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       39

received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF617742	363SA 9/18 11/18

John Hancock

Global Shareholder Yield Fund

Semiannual report 9/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.  Immediately following period end, there was a noteworthy pullback both in and outside the U.S. markets, particularly within the information technology sector.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/18 (%)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Economic fundamentals lifted global equities

Most global developed-market stocks posted positive returns, lifted by strong earnings growth; within global equities, the U.S. market outperformed developed-market stocks outside the United States.

The fund trailed its benchmark index

The fund underperformed its benchmark, the MSCI World Index, owing in part to the negative impact of a lower relative exposure to the information technology sector and stock picking in consumer discretionary and consumer staples.

Positioning in selected sectors aided relative performance

The fund's overall positioning in the financials and energy sectors added value relative to the benchmark.

SECTOR COMPOSITION AS OF 9/30/18 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kera Van Valen, CFA, Epoch Investment Partners, Inc.

Kera Van Valen, CFA
Portfolio Manager
Epoch Investment Partners, Inc.

Can you discuss the global equity market environment during the six months ended September 30, 2018?

Most global stocks, as measured by the fund's benchmark, the MSCI World Index, posted positive returns. U.S. equities outperformed; gains were more modest in developed markets outside the United States. At the sector level, the best results came from healthcare, information technology, and energy; performance was weakest in financials, materials, and consumer staples.

Major U.S. equity indexes touched record highs late in the period. U.S. profit growth was exceptional, aided by recent cuts to corporate tax rates and a robust domestic economy. GDP growth accelerated, hiring picked up, and inflation remained modest. However, a number of other factors weighed on investor sentiment: Elevated trade tensions between the United States and China remained a source of risk, and the U.S. Federal Reserve lifted interest rates twice during the period, while also signaling that further increases were likely. Investors appeared to lose confidence in a number of large-cap social media stocks after these companies reported lower-than-expected quarterly earnings and offered cautious guidance of financial results going forward. Many information technology stocks experienced a decline in the early weeks of October as investors reacted to inflated valuations and heightened regulatory scrutiny.

In Europe, quarterly profits climbed, but lagged the strong growth seen in the United States. Economic growth hit a soft patch: Although business activity rose, export growth slowed and business confidence declined. The European Central Bank confirmed plans to wind down its accommodative monetary policies by reducing a bond-purchasing program designed to stimulate the economy. Political uncertainty in countries such as Italy, Germany, and Sweden created further headwinds. In the United Kingdom, the Bank of England raised interest rates for the first time in 10 years, and Brexit negotiations failed to achieve a consensus on the specific terms of the nation's separation from the European Union. In Japan, stocks climbed and the domestic economy returned to growth, despite deepening labor shortages and risks of a global trade war. On the political front, the government of Prime Minister Shinzo Abe was elected to a third term.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       4

"In Europe, quarterly profits climbed, but lagged the strong growth seen in the United States."

In the market environment described above, how did the fund perform?

The fund trailed its benchmark, owing in part to its lower relative exposure to information technology, one of the strongest-performing sectors of the period (sector allocation is driven by our fundamental bottom-up investment process). Many stocks that we consider to be high quality didn't keep pace with the overall gains posted by stocks in the information technology sector and by companies in the e-commerce industry in particular. While these stocks may be appealing for equity strategies that seek to capture price movements, returning cash to shareholders isn't a priority for many of these companies relative to the broader market; often, these firms reinvest nearly all free cash flow back into their businesses, and their stocks have dividend yields that are either quite low or nonexistent. These stocks are consequently not a focus of our strategy, which seeks to capture returns from cash dividends generated by a diversified portfolio of high-quality companies, while also benefiting from share buybacks and debt reduction efforts. In the consumer discretionary and consumer staples sectors, stock selection had a negative impact. Regarding consumer discretionary, the fund's lack of direct exposure to e-commerce was a detractor, as the industry was a strong performer during the period. Within consumer staples, the fund's relatively high weighting in tobacco companies hindered performance relative to the benchmark.

On the positive side, the fund's positioning in the financials and energy sectors added value relative to the benchmark, from both an allocation perspective and a security selection standpoint.

Although it trailed its benchmark, the fund posted a gain, capturing returns from cash dividends

TOP 10 HOLDINGS AS OF 9/30/18 (%)

AXA SA	1.9
Verizon Communications, Inc.	1.9
AstraZeneca PLC, ADR	1.9
TOTAL SA	1.8
Allianz SE	1.7
Muenchener Rueckversicherungs-Gesellschaft AG	1.7
Royal Dutch Shell PLC, ADR, Class A	1.7
GlaxoSmithKline PLC	1.7
BCE, Inc.	1.6
Altria Group, Inc.	1.6
TOTAL	17.5
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       5

"We believe companies that have the ability to generate cash flow and allocate that cash effectively will continue to provide attractive returns ..."
generated by a diversified portfolio of high-quality companies, while also benefiting from share buybacks and debt reduction efforts.

At the individual security level, what were the key detractors from relative performance?

The position that had the most significant negative impact was Vodafone Group PLC (U.K.), a provider of telecommunication services in Europe, Asia, and Africa. Vodafone's shares underperformed on worries about competitive pressures in Spain and Italy; recent strategic transactions involving Vodafone also weighed on the stock. The company's main market of Germany remained a positive catalyst, in our view and, overall, the company continued to increase its cash generation while remaining committed to growing free cash flow and paying a progressive dividend.

Other positions that significantly weighed on relative performance were automotive company Daimler AG (Germany), tobacco products companies Philip Morris International, Inc. (U.S.) and British American Tobacco PLC (U.K.), and branded food products maker Orkla ASA (Norway).

Which positions had the most beneficial impact on relative performance?

Among the positions that had the most positive impact was pharmaceutical company Pfizer, Inc. (U.S.). Shares of Pfizer were lifted by the company's solid quarterly results, modestly upgraded financial guidance, and improved sentiment around drug pricing. The company also announced

TOP 10 COUNTRIES AS OF 9/30/18 (%)

United States	46.6
United Kingdom	13.6
Germany	7.9
France	7.9
Canada	6.1
Switzerland	3.7
Italy	3.1
Australia	2.5
Spain	1.7
Netherlands	1.7
TOTAL	94.8
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       6

plans to reorganize into three distinct businesses to better position each of its units to achieve its growth potential.

Other positions that significantly contributed were energy companies Occidental Petroleum Corp. (U.S.) and Total SA (France), real estate investment trust Welltower, Inc. (U.S.), and telecommunications provider Verizon Communications, Inc. (U.S.).

How did the fund's positioning change during the period, and how did this reflect your outlook for global equities?

In our ongoing efforts to improve the fund's shareholder yield, we added several new positions during the period. Among them were apparel maker Hanesbrands, Inc. (U.S.), chemical producer LyondellBasell Industries NV (U.S.), packaged food and beverage producer The Kraft Heinz Company (U.S.), financial services company Macquarie Group, Ltd., (Australia), and bank holding company BB&T Corp. (U.S.).

We believe companies that have the ability to generate cash flow and allocate that cash effectively will continue to provide attractive returns, and we remain positive on the outlook for cash returns to shareholders, including dividends and buybacks.

MANAGED BY

William W. Priest, CFA On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Kera Van Valen, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  SEPTEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 9-30-18	as of 9-30-18
Class A	-3.42	4.46	7.03	-1.80	24.41	97.23	2.91	2.75
Class B	-4.15	4.44	6.81	-1.99	24.24	93.18	2.31	2.20
Class C	-0.12	4.80	6.83	2.01	26.41	93.63	2.31	2.20
Class I2	1.89	5.87	7.99	3.52	33.03	115.69	3.31	3.18
Class R2[2,3]	1.48	5.42	7.50	3.31	30.17	106.03	2.91	2.89
Class R6[2,3]	1.91	5.98	7.89	3.58	33.71	113.78	3.42	3.29
Class NAV[2]	1.91	5.98	8.08	3.58	33.72	117.49	3.42	3.30
Index†	11.24	9.28	8.56	6.80	55.87	127.32	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.27	1.97	1.97	0.97	1.37	0.87	0.86
Net (%)	1.09	1.84	1.84	0.84	1.24	0.74	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	9-30-08	19,318	19,318	22,732
Class C4	9-30-08	19,363	19,363	22,732
Class I2	9-30-08	21,569	21,569	22,732
Class R2[2,3]	9-30-08	20,603	20,603	22,732
Class R6[2,3]	9-30-08	21,378	21,378	22,732
Class NAV[2]	9-30-08	21,749	21,749	22,732

The MSCI World Index s a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2 and Class R6 shares were first offered 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2018	Ending value on 9-30-2018	Expenses paid during period ended 9-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,034.00	$5.56	1.09%
	Hypothetical example	1,000.00	1,019.60	5.52	1.09%
Class B	Actual expenses/actual returns	1,000.00	1,030.10	9.36	1.84%
	Hypothetical example	1,000.00	1,015.80	9.30	1.84%
Class C	Actual expenses/actual returns	1,000.00	1,030.10	9.36	1.84%
	Hypothetical example	1,000.00	1,015.80	9.30	1.84%
Class I	Actual expenses/actual returns	1,000.00	1,035.20	4.29	0.84%
	Hypothetical example	1,000.00	1,020.90	4.26	0.84%
Class R2	Actual expenses/actual returns	1,000.00	1,033.10	6.32	1.24%
	Hypothetical example	1,000.00	1,018.90	6.28	1.24%
Class R6	Actual expenses/actual returns	1,000.00	1,035.80	3.78	0.74%
	Hypothetical example	1,000.00	1,021.40	3.75	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,035.80	3.78	0.74%
	Hypothetical example	1,000.00	1,021.40	3.75	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	11

Fund’s investments
AS OF 9-30-18 (unaudited)
	Shares	Value
Common stocks 98.6%		$2,205,207,610
(Cost $1,899,757,446)
Australia 2.5%		54,896,948
Commonwealth Bank of Australia (A)	266,974	13,779,527
Macquarie Group, Ltd.	130,763	11,895,324
Sonic Healthcare, Ltd.	636,691	11,455,732
Westpac Banking Corp. (A)	883,428	17,766,365
Canada 6.1%		136,555,233
BCE, Inc.	884,901	35,850,942
Nutrien, Ltd.	352,593	20,344,616
Pembina Pipeline Corp.	611,718	20,786,051
Rogers Communications, Inc., Class B	480,197	24,696,695
Royal Bank of Canada	208,570	16,719,187
TELUS Corp.	492,616	18,157,742
France 7.9%		175,536,926
AXA SA	1,567,060	41,990,438
Cie Generale des Etablissements Michelin SCA	119,866	14,306,689
Sanofi	199,257	17,803,047
SCOR SE	358,242	16,608,641
TOTAL SA (A)	626,572	40,740,154
Unibail-Rodamco-Westfield, Stapled Shares	128,427	25,871,170
Vinci SA	191,474	18,216,787
Germany 7.9%		176,843,551
Allianz SE	171,237	38,111,638
BASF SE	238,953	21,203,045
Daimler AG	286,433	18,051,646
Deutsche Post AG	477,907	16,991,652
Deutsche Telekom AG	1,885,167	30,348,593
Muenchener Rueckversicherungs-Gesellschaft AG	168,902	37,308,131
Siemens AG	115,974	14,828,846
Italy 3.1%		68,241,674
Assicurazioni Generali SpA	851,217	14,657,821
Snam SpA	5,061,619	21,048,627
Terna Rete Elettrica Nazionale SpA	6,090,600	32,535,226
Netherlands 1.7%		37,072,725
Royal Dutch Shell PLC, ADR, Class A	544,067	37,072,725
Norway 1.5%		33,455,787
Equinor ASA	610,078	17,153,117
Orkla ASA	1,929,533	16,302,670
Singapore 1.0%		23,353,755
Singapore Exchange, Ltd.	2,169,251	11,691,342
12	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore (continued)
Singapore Telecommunications, Ltd.	4,921,483	$11,662,413
Spain 1.7%		38,712,655
Naturgy Energy Group SA	648,320	17,673,162
Red Electrica Corp. SA	1,006,408	21,039,493
Sweden 0.7%		15,931,832
Svenska Handelsbanken AB, A Shares (A)	1,263,264	15,931,832
Switzerland 3.7%		83,853,318
Nestle SA	260,747	21,703,701
Novartis AG	276,314	23,784,684
Roche Holding AG	91,067	22,021,407
Swisscom AG	36,034	16,343,526
Taiwan 0.6%		13,680,017
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	309,783	13,680,017
United Kingdom 13.6%		304,625,775
AstraZeneca PLC, ADR (A)	1,046,104	41,394,335
BAE Systems PLC	3,389,720	27,795,756
British American Tobacco PLC	460,784	21,482,095
British American Tobacco PLC, ADR	219,495	10,235,052
Diageo PLC	326,129	11,554,191
GlaxoSmithKline PLC	1,840,022	36,901,320
Imperial Brands PLC	988,506	34,398,183
Lloyds Banking Group PLC	22,235,165	17,100,885
Micro Focus International PLC	603,917	11,231,019
National Grid PLC	2,669,745	27,575,335
SSE PLC	944,140	14,099,729
Unilever PLC	406,299	22,319,807
Vodafone Group PLC	13,319,149	28,538,068
United States 46.6%		1,042,447,414
AbbVie, Inc.	166,806	15,776,511
Altria Group, Inc.	593,882	35,817,025
Ameren Corp.	262,304	16,582,859
American Electric Power Company, Inc.	235,840	16,716,339
Arthur J. Gallagher & Company	184,469	13,731,872
AT&T, Inc.	1,019,640	34,239,511
BB&T Corp.	228,835	11,107,651
BlackRock, Inc.	25,818	12,168,798
CenturyLink, Inc.	777,573	16,484,548
Cisco Systems, Inc.	673,273	32,754,731
CME Group, Inc.	70,829	12,055,804
Dominion Energy, Inc.	358,041	25,163,121
DowDuPont, Inc.	231,948	14,916,576
Duke Energy Corp.	435,098	34,816,542
Eaton Corp. PLC	339,361	29,432,780
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	13

	Shares	Value
United States (continued)
Emerson Electric Company	201,593	$15,437,992
Entergy Corp.	318,345	25,827,330
Enterprise Products Partners LP	982,279	28,220,876
Exxon Mobil Corp.	325,350	27,661,257
FirstEnergy Corp.	554,964	20,628,012
Hanesbrands, Inc. (A)	737,430	13,590,835
Intel Corp.	310,562	14,686,477
Iron Mountain, Inc.	626,572	21,629,265
Johnson & Johnson	115,196	15,916,631
Kimberly-Clark Corp.	162,675	18,486,387
Las Vegas Sands Corp.	287,211	17,040,229
Leggett & Platt, Inc.	400,072	17,519,153
Lockheed Martin Corp.	48,257	16,694,992
LyondellBasell Industries NV, Class A	54,134	5,549,276
Magellan Midstream Partners LP	277,871	18,817,424
McDonald's Corp.	105,077	17,578,331
Merck & Company, Inc.	262,304	18,607,846
MetLife, Inc.	597,896	27,933,701
Microsoft Corp.	165,010	18,872,194
Occidental Petroleum Corp.	375,943	30,891,236
People's United Financial, Inc.	765,897	13,112,157
PepsiCo, Inc.	143,995	16,098,641
Pfizer, Inc.	719,404	31,704,134
Philip Morris International, Inc.	328,464	26,782,955
PPL Corp. (A)	768,232	22,478,468
Public Storage	63,824	12,868,833
QUALCOMM, Inc. (A)	233,505	16,819,365
Texas Instruments, Inc.	210,154	22,547,423
The Coca-Cola Company	316,920	14,638,535
The Kraft Heinz Company	94,258	5,194,558
The Procter & Gamble Company	183,690	15,288,519
The Southern Company	335,469	14,626,448
United Parcel Service, Inc., Class B	136,989	15,993,466
Verizon Communications, Inc.	777,573	41,514,622
WEC Energy Group, Inc.	241,288	16,108,387
Wells Fargo & Company	233,589	12,277,438
Welltower, Inc.	482,577	31,039,353

	Yield (%)	Shares	Value
Securities lending collateral 4.9%			$109,685,264
(Cost $109,694,271)
John Hancock Collateral Trust (B)	2.1505(C)	10,963,483	109,685,264
Total investments (Cost $2,009,451,717) 103.5%			$2,314,892,874
Other assets and liabilities, net (3.5%)			(79,154,793)
Total net assets 100.0%			$2,235,738,081

14	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	All or a portion of this security is on loan as of 9-30-18.
(B)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(C)	The rate shown is the annualized seven-day yield as of 9-30-18.
At 9-30-18, the aggregate cost of investments for federal income tax purposes was $2,015,938,322. Net unrealized appreciation aggregated to $298,954,552, of which $380,458,689 related to gross unrealized appreciation and $81,504,137 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 9-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $1,899,757,446) including $105,975,687 of securities loaned	$2,205,207,610
Affiliated investments, at value (Cost $109,694,271)	109,685,264
Total investments, at value (Cost $2,009,451,717)	2,314,892,874
Cash	46,175,449
Foreign currency, at value (Cost $651,635)	651,493
Dividends and interest receivable	7,978,901
Receivable for fund shares sold	2,164,370
Receivable for investments sold	24,172,716
Receivable for securities lending income	65,661
Receivable from affiliates	26,528
Other assets	143,807
Total assets	2,396,271,799
Liabilities
Payable for investments purchased	44,847,632
Payable for fund shares repurchased	5,335,295
Payable upon return of securities loaned	109,728,057
Payable to affiliates
Accounting and legal services fees	152,032
Transfer agent fees	129,885
Distribution and service fees	353
Trustees' fees	3,454
Other liabilities and accrued expenses	337,010
Total liabilities	160,533,718
Net assets	$2,235,738,081
Net assets consist of
Paid-in capital	$1,889,362,633
Undistributed net investment income	1,346,451
Accumulated net realized gain (loss) on investments and foreign currency transactions	39,560,119
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	305,468,878
Net assets	$2,235,738,081

16	JOHN HANCOCK Global Shareholder Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($347,532,310 ÷ 30,764,897 shares) [1]	$11.30
Class B ($5,587,203 ÷ 494,042 shares) [1]	$11.31
Class C ($89,411,641 ÷ 7,902,332 shares) [1]	$11.31
Class I ($857,038,122 ÷ 75,597,002 shares)	$11.34
Class R2 ($1,124,426 ÷ 99,117 shares)	$11.34
Class R6 ($440,910,957 ÷ 38,945,159 shares)	$11.32
Class NAV ($494,133,422 ÷ 43,618,830 shares)	$11.33
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.89

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	17

STATEMENT OF OPERATIONS For the six months ended  9-30-18 (unaudited)

Investment income
Dividends	$57,592,427
Securities lending	546,551
Interest	322,222
Less foreign taxes withheld	(3,539,125)
Total investment income	54,922,075
Expenses
Investment management fees	9,212,819
Distribution and service fees	1,044,887
Accounting and legal services fees	159,717
Transfer agent fees	788,986
Trustees' fees	20,123
Custodian fees	231,374
State registration fees	80,646
Printing and postage	110,529
Professional fees	42,411
Other	38,196
Total expenses	11,729,688
Less expense reductions	(1,585,086)
Net expenses	10,144,602
Net investment income	44,777,473
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	9,826,911
Affiliated investments	19,906
9,846,817
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	24,051,060
Affiliated investments	(2,545)
24,048,515
Net realized and unrealized gain	33,895,332
Increase in net assets from operations	$78,672,805

18	JOHN HANCOCK Global Shareholder Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-18 (unaudited)	Period ended 3-31-18[1]	Year ended 2-28-18
Increase (decrease) in net assets
From operations
Net investment income	$44,777,473	$7,947,861	$72,570,124
Net realized gain	9,846,817	3,578,053	127,547,873
Change in net unrealized appreciation (depreciation)	24,048,515	(34,329,113)	(15,042,837)
Increase (decrease) in net assets resulting from operations	78,672,805	(22,803,199)	185,075,160
Distributions to shareholders
From net investment income
Class A	(6,579,015)	(1,642,129)	(10,646,620)
Class B	(90,625)	(18,828)	(193,095)
Class C	(1,442,295)	(298,338)	(2,491,298)
Class I	(17,443,419)	(4,719,273)	(37,696,763)
Class R2	(19,958)	(4,972)	(31,069)
Class R6	(9,422,467)	(2,671,430)	(3,176,809)
Class NAV	(10,448,710)	(2,862,863)	(16,626,561)
Total distributions	(45,446,489)	(12,217,833)	(70,862,215)
From fund share transactions	(129,147,279)	2,305,846	(49,203,839)
Total increase (decrease)	(95,920,963)	(32,715,186)	65,009,106
Net assets
Beginning of period	2,331,659,044	2,364,374,230	2,299,365,124
End of period	$2,235,738,081	$2,331,659,044	$2,364,374,230
Undistributed net investment income	$1,346,451	$2,015,467	$6,274,718

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	19

Financial highlights
CLASS A SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.14	$11.31	$10.78	$9.89	$11.78	$11.74	$10.46
Net investment income[3]	0.21	0.04	0.32	0.27	0.33	0.36	0.45 [4]
Net realized and unrealized gain (loss) on investments	0.16	(0.16)	0.53	0.92	(1.42)	0.55	1.57
Total from investment operations	0.37	(0.12)	0.85	1.19	(1.09)	0.91	2.02
Less distributions
From net investment income	(0.21)	(0.05)	(0.32)	(0.30)	(0.32)	(0.44)	(0.31)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.21)	(0.05)	(0.32)	(0.30)	(0.80)	(0.87)	(0.74)
Net asset value, end of period	$11.30	$11.14	$11.31	$10.78	$9.89	$11.78	$11.74
Total return (%)[5,6]	3.40 [7]	(1.03) [7]	7.87	12.21	(9.38)	8.10	19.85
Ratios and supplemental data
Net assets, end of period (in millions)	$348	$348	$355	$381	$470	$580	$553
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27 [8]	1.30 [8]	1.27	1.29	1.29	1.33	1.34
Expenses including reductions	1.09 [8]	1.09 [8]	1.09	1.26	1.28	1.32	1.34
Net investment income	3.66 [8]	3.78 [8]	2.85	2.62	3.03	2.99	4.01 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
20	JOHN HANCOCK Global Shareholder Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.15	$11.30	$10.78	$9.89	$11.78	$11.74	$10.46
Net investment income[3]	0.17	0.03	0.25	0.20	0.25	0.27	0.35 [4]
Net realized and unrealized gain (loss) on investments	0.16	(0.15)	0.50	0.92	(1.42)	0.55	1.58
Total from investment operations	0.33	(0.12)	0.75	1.12	(1.17)	0.82	1.93
Less distributions
From net investment income	(0.17)	(0.03)	(0.23)	(0.23)	(0.24)	(0.35)	(0.22)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.17)	(0.03)	(0.23)	(0.23)	(0.72)	(0.78)	(0.65)
Net asset value, end of period	$11.31	$11.15	$11.30	$10.78	$9.89	$11.78	$11.74
Total return (%)[5,6]	3.01 [7]	(1.05) [7]	6.98	11.42	(10.10)	7.26	18.95
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$7	$7	$11	$12	$17	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97 [8]	2.00 [8]	1.97	1.99	2.02	2.10	2.15
Expenses including reductions	1.84 [8]	1.84 [8]	1.84	1.97	2.02	2.10	2.12
Net investment income	2.99 [8]	3.03 [8]	2.19	1.94	2.31	2.24	3.11 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	21

CLASS C SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.16	$11.31	$10.78	$9.90	$11.79	$11.74	$10.46
Net investment income[3]	0.17	0.03	0.24	0.20	0.25	0.27	0.36 [4]
Net realized and unrealized gain (loss) on investments	0.15	(0.15)	0.52	0.91	(1.41)	0.56	1.58
Total from investment operations	0.32	(0.12)	0.76	1.11	(1.16)	0.83	1.94
Less distributions
From net investment income	(0.17)	(0.03)	(0.23)	(0.23)	(0.25)	(0.35)	(0.23)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.17)	(0.03)	(0.23)	(0.23)	(0.73)	(0.78)	(0.66)
Net asset value, end of period	$11.31	$11.16	$11.31	$10.78	$9.90	$11.79	$11.74
Total return (%)[5,6]	3.01 [7]	(1.05) [7]	6.98	11.41	(10.02)	7.42	18.97
Ratios and supplemental data
Net assets, end of period (in millions)	$89	$107	$110	$126	$133	$168	$127
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97 [8]	2.00 [8]	1.97	1.99	1.99	2.03	2.05
Expenses including reductions	1.84 [8]	1.84 [8]	1.84	1.97	1.98	2.02	2.05
Net investment income	2.98 [8]	3.03 [8]	2.11	1.92	2.33	2.24	3.22 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
22	JOHN HANCOCK Global Shareholder Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.18	$11.35	$10.82	$9.93	$11.83	$11.78	$10.49
Net investment income[3]	0.22	0.04	0.36	0.31	0.37	0.39	0.47 [4]
Net realized and unrealized gain (loss) on investments	0.17	(0.15)	0.51	0.91	(1.43)	0.56	1.59
Total from investment operations	0.39	(0.11)	0.87	1.22	(1.06)	0.95	2.06
Less distributions
From net investment income	(0.23)	(0.06)	(0.34)	(0.33)	(0.36)	(0.47)	(0.34)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.23)	(0.06)	(0.34)	(0.33)	(0.84)	(0.90)	(0.77)
Net asset value, end of period	$11.34	$11.18	$11.35	$10.82	$9.93	$11.83	$11.78
Total return (%)[5]	3.52 [6]	(0.96) [6]	8.10	12.51	(9.13)	8.50	20.28
Ratios and supplemental data
Net assets, end of period (in millions)	$857	$881	$894	$1,245	$957	$1,242	$893
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98 [7]	1.00 [7]	0.97	0.97	0.97	1.01	1.01
Expenses including reductions	0.84 [7]	0.84 [7]	0.84	0.95	0.97	1.00	1.01
Net investment income	3.93 [7]	4.03 [7]	3.12	2.91	3.37	3.24	4.19 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	23

CLASS R2 SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.19	$11.35	$10.82	$9.93	$11.82	$11.78	$10.49
Net investment income[3]	0.20	0.03	0.30	0.26	0.32	0.31	0.50 [4]
Net realized and unrealized gain (loss) on investments	0.16	(0.14)	0.53	0.92	(1.43)	0.58	1.52
Total from investment operations	0.36	(0.11)	0.83	1.18	(1.11)	0.89	2.02
Less distributions
From net investment income	(0.21)	(0.05)	(0.30)	(0.29)	(0.30)	(0.42)	(0.30)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.21)	(0.05)	(0.30)	(0.29)	(0.78)	(0.85)	(0.73)
Net asset value, end of period	$11.34	$11.19	$11.35	$10.82	$9.93	$11.82	$11.78
Total return (%)[5]	3.31 [6]	(0.98) [6]	7.68	12.04	(9.51)	7.93	19.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34 [7]	1.38 [7]	1.37	1.36	1.86	3.22	8.52
Expenses including reductions	1.24 [7]	1.24 [7]	1.24	1.34	1.43	1.47	1.47
Net investment income	3.51 [7]	3.62 [7]	2.62	2.50	2.92	2.66	4.38 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
24	JOHN HANCOCK Global Shareholder Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.16	$11.34	$10.81	$9.92	$11.81	$11.77	$10.49
Net investment income[3]	0.23	0.04	0.31	0.30	0.38	0.39	0.48 [4]
Net realized and unrealized gain (loss) on investments	0.16	(0.16)	0.57	0.93	(1.42)	0.57	1.58
Total from investment operations	0.39	(0.12)	0.88	1.23	(1.04)	0.96	2.06
Less distributions
From net investment income	(0.23)	(0.06)	(0.35)	(0.34)	(0.37)	(0.49)	(0.35)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.23)	(0.06)	(0.35)	(0.34)	(0.85)	(0.92)	(0.78)
Net asset value, end of period	$11.32	$11.16	$11.34	$10.81	$9.92	$11.81	$11.77
Total return (%)[5]	3.58 [6]	(1.03) [6]	8.22	12.66	(8.94)	8.56	20.29
Ratios and supplemental data
Net assets, end of period (in millions)	$441	$477	$483	$2	$1	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87 [8]	0.89 [8]	0.87	0.87	1.45	6.51	10.30
Expenses including reductions	0.74 [8]	0.74 [8]	0.74	0.85	0.85	0.87	0.97
Net investment income	4.05 [8]	4.13 [8]	2.61	2.85	3.48	3.32	4.26 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	25

CLASS NAV SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$11.17	$11.34	$10.81	$9.92	$11.82	$11.78	$10.49
Net investment income[3]	0.23	0.04	0.36	0.32	0.37	0.41	0.49 [4]
Net realized and unrealized gain (loss) on investments	0.16	(0.15)	0.52	0.91	(1.42)	0.55	1.59
Total from investment operations	0.39	(0.11)	0.88	1.23	(1.05)	0.96	2.08
Less distributions
From net investment income	(0.23)	(0.06)	(0.35)	(0.34)	(0.37)	(0.49)	(0.36)
From net realized gain	—	—	—	—	(0.48)	(0.43)	(0.43)
Total distributions	(0.23)	(0.06)	(0.35)	(0.34)	(0.85)	(0.92)	(0.79)
Net asset value, end of period	$11.33	$11.17	$11.34	$10.81	$9.92	$11.82	$11.78
Total return (%)[5]	3.58 [6]	(0.94) [6]	8.11	12.76	(9.03)	8.57	20.47
Ratios and supplemental data
Net assets, end of period (in millions)	$494	$511	$514	$535	$554	$696	$653
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86 [7]	0.88 [7]	0.86	0.86	0.86	0.88	0.88
Expenses including reductions	0.74 [7]	0.74 [7]	0.74	0.85	0.85	0.87	0.87
Net investment income	4.02 [7]	4.13 [7]	3.19	3.03	3.45	3.42	4.35 [4]
Portfolio turnover (%)	6	2	19	25	33	23	40

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.08 and 0.72%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
26	JOHN HANCOCK Global Shareholder Yield Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The primary investment objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect the class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       27

The following is a summary of the values by input classification of the fund's investments as of September 30, 2018, by major security category or type:

	Total value at 9-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$54,896,948	—	$54,896,948	—
Canada	136,555,233	$136,555,233	—	—
France	175,536,926	—	175,536,926	—
Germany	176,843,551	—	176,843,551	—
Italy	68,241,674	—	68,241,674	—
Netherlands	37,072,725	37,072,725	—	—
Norway	33,455,787	—	33,455,787	—
Singapore	23,353,755	—	23,353,755	—
Spain	38,712,655	—	38,712,655	—
Sweden	15,931,832	—	15,931,832	—
Switzerland	83,853,318	—	83,853,318	—
Taiwan	13,680,017	13,680,017	—	—
United Kingdom	304,625,775	51,629,387	252,996,388	—
United States	1,042,447,414	1,042,447,414	—	—
Securities lending collateral	109,685,264	109,685,264	—	—
Total investments in securities	$2,314,892,874	$1,391,070,040	$923,822,834	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of

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the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2018, the fund loaned common stocks valued at $105,975,687 and received $109,728,057 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended September 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended September 30, 2018 were $3,554.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018 and February 28, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of 0.800% of average daily net assets. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6

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shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on June 30, 2019, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the applicable class in an amount equal to the amount by which the expenses of Class NAV shares exceed 0.74% of average net assets attributable to the class. "Expenses" means all the expenses of Class NAV shares, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the six months ended September 30,2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$307,826	Class R2	$579
Class B	3,808	Class R6	304,960
Class C	60,557	Class NAV	303,506
Class I	603,850	Total	$1,585,086

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2018 were equivalent to a net annual effective rate of 0.66% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class C	1.00%	—
Class B	1.00%	—	Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $265,219 for the six months ended September 30, 2018. Of this amount, $45,881 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $217,616 was paid as sales commissions to broker-dealers and $1,722 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00%

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sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2018, CDSCs received by the Distributor amounted to $1,724, $1,293 and $2,896 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$525,414	$186,070
Class B	30,581	3,248
Class C	486,240	51,633
Class I	—	519,408
Class R2	2,652	69
Class R6	—	28,558
Total	$1,044,887	$788,986

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2018, for the period ended March 31, 2018 and the year ended February 28, 2018 were as follows:

		Six Months ended 9-30-18		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares
Sold	2,686,331	$30,289,061	328,635	$3,690,424	4,887,570	$55,317,402
Distributions reinvested	584,288	6,462,976	146,351	1,612,789	924,739	10,462,524
Repurchased	(3,727,389)	(41,960,688)	(654,733)	(7,383,805)	(9,765,823)	(110,840,941)
Net decrease	(456,770)	$(5,208,651)	(179,747)	$(2,080,592)	(3,953,514)	$(45,061,015)

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		Six Months ended 9-30-18		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class B shares
Sold	2,059	$23,024	234	$2,590	8,773	$100,317
Distributions reinvested	6,475	71,492	1,379	15,210	13,227	149,606
Repurchased	(117,266)	(1,321,574)	(21,632)	(244,352)	(378,607)	(4,328,572)
Net decrease	(108,732)	$(1,227,058)	(20,019)	$(226,552)	(356,607)	$(4,078,649)
Class C shares
Sold	175,364	$1,975,542	48,700	$550,543	766,239	$8,681,591
Distributions reinvested	125,791	1,390,317	26,090	288,029	211,666	2,396,367
Repurchased	(1,958,522)	(22,090,262)	(261,635)	(2,942,356)	(2,888,788)	(32,746,743)
Net decrease	(1,657,367)	$(18,724,403)	(186,845)	$(2,103,784)	(1,910,883)	$(21,668,785)
Class I shares
Sold	6,487,354	$73,262,766	1,293,551	$14,608,777	29,000,429	$328,965,528
Distributions reinvested	1,558,050	17,302,236	421,098	4,657,346	3,290,903	37,305,368
Repurchased	(11,277,622)	(127,385,268)	(1,685,660)	(19,015,316)	(68,523,697)	(789,962,651)
Net increase (decrease)	(3,232,218)	$(36,820,266)	28,989	$250,807	(36,232,365)	$(423,691,755)
Class R2 shares
Sold	7,488	$84,390	3,814	$42,501	19,164	$218,403
Distributions reinvested	1,777	19,726	443	4,906	2,709	30,823
Repurchased	(13,290)	(150,506)	(1,441)	(16,412)	(21,441)	(250,223)
Net increase (decrease)	(4,025)	$(46,390)	2,816	$30,995	432	$(997)
Class R6 shares
Sold	3,654,243	$41,241,222	853,833	$9,621,634	45,525,783	$528,602,558
Distributions reinvested	849,105	9,412,071	241,967	2,671,316	270,948	3,176,809
Repurchased	(8,282,225)	(93,520,859)	(965,286)	(10,893,128)	(3,342,342)	(39,222,455)
Net increase (decrease)	(3,778,877)	$(42,867,566)	130,514	$1,399,822	42,454,389	$492,556,912
Class NAV shares
Sold	299,985	$3,373,501	241,335	$2,725,544	883,085	$10,113,962
Distributions reinvested	941,711	10,448,710	259,083	2,862,863	1,465,285	16,626,561
Repurchased	(3,359,528)	(38,075,156)	(49,262)	(553,257)	(6,494,055)	(74,000,073)
Net increase (decrease)	(2,117,832)	$(24,252,945)	451,156	$5,035,150	(4,145,685)	$(47,259,550)
Total net increase (decrease)	(11,355,821)	$(129,147,279)	226,864	$2,305,846	(4,144,233)	$(49,203,839)

1 For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Affiliates of the fund owned 100% of shares of Class NAV on September 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

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Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $127,584,816 and $237,782,555, respectively, for the six months ended September 30, 2018.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2018, funds within the John Hancock group of funds complex held 21.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.0%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	6.8%

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	1,729,540	77,720,688	(68,486,745)	10,963,483	—	—	$19,906	($2,545)	$109,685,264
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Epoch Investment Partners, Inc. (the Subadvisor), for John Hancock Global Shareholder Yield Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group average for the one-, three- and five-year periods and outperformed its benchmark index for the ten-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index and peer group for the ten-year period. The Board concluded that the fund's performance has generally been in line with or generally outperformed the historical performance of comparable funds over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       37

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	the Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       38

(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       39

independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Epoch Investment Partners, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF617746	320SA 9/18 11/18

John Hancock

International Growth Fund

Semiannual report 9/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.  Immediately following period end, there was a noteworthy pullback both in and outside the U.S. markets, particularly within the information technology sector.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
28	Notes to financial statements
37	Continuation of investment advisory and subadvisory agreements
43	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/18 (%)

The MSCI AC World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The equity environment was challenging, despite economic strength

The fund's benchmark, the MSCI AC World ex-USA Growth Index, posted a slightly negative return as geopolitical risks weighed on investor sentiment, despite mostly positive economic momentum.

The fund outperformed on a relative basis

The fund's performance was slightly ahead of the benchmark's result, largely owing to a positive impact from stock selection in the consumer discretionary and industrials sectors.

Positioning in selected sectors had a negative impact

Stock selection in information technology and financials weighed on relative performance.

SECTOR COMPOSITION AS OF 9/30/18 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager John A. Boselli, CFA, Wellington Management Company LLP

John A. Boselli, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the six months ended September 30, 2018, and the factors that drove the return for the fund's benchmark, the MSCI AC World ex-USA Growth Index?

The benchmark posted a slightly negative return as geopolitical risks weighed on investor sentiment, despite mostly positive economic momentum. Trade concerns escalated, as U.S. President Donald Trump and European Union leaders engaged in a round of retaliatory tariffs affecting U.S. and European products while also threatening to expand the list of goods that would be subject to them. The United States also imposed additional levies on Chinese goods, and China vowed retaliatory tariffs. On the monetary front, strong U.S. economic data gave the U.S. Federal Reserve confidence to raise interest rates in June and September, while also signaling the potential for further increases. The European Central Bank announced that quantitative easing will end in December 2018, but its June meeting had a very dovish undertone as the bank's Governing Council pledged to keep policy rates unchanged at least through the summer of 2019.

During the spring, global markets stabilized in the wake of robust U.S. economic data, while political uncertainty and trade concerns weighed on some regions. Emerging-market volatility spiked after Turkey experienced a financial crisis in the summer, and oil prices approached a four-year high amid global supply uncertainties and strong global economic growth. Inventories declined after a consortium of oil-producing countries refrained from increasing output; oil supply tensions were stoked further by the United States' imposition of a first round of economic sanctions against Iran, a major oil producer.

How did this environment affect your security selection during the period?

Global economic growth remained healthy; however, the macroeconomic indicators that we follow revealed that growth was moderating. As of the end of the period, we continued to place equal emphasis on the quality, growth, valuation upside, and capital return factors in our investment process. After trimming the fund's exposure to more cyclical, economically sensitive companies earlier in the year, we continued to add to positions in companies that we view as high quality,

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       4

"Global economic growth remained healthy; however, the macroeconomic indicators that we follow revealed that growth was moderating."
owing to their durable, predictable growth profiles relative to the broader market. Among these positions were stocks in areas such as business services and healthcare.

The fund outperformed relative to its benchmark. What key factors had the most significant impact on this result?

Our strong stock selection in the consumer discretionary, industrials, and healthcare sectors contributed the most to relative results. This was partially offset by weaker selection in information technology and financials. Sector allocation detracted from performance due to the fund's lack of exposure to energy along with an overweight in information technology. This was partially offset by a positive impact from an overweight in industrials. Regionally, holdings in Europe and North America outperformed.

Which positions had the biggest positive impact on the fund's relative results?

The top relative contributor to performance was a position in Safran SA (France), a multinational aircraft engine and aerospace components company. The majority of Safran's profits come from aftermarket products, which command relatively high profit margins and have low capital requirements. Barriers to entry into Safran's competitive realm are high, a factor that's helped the company generate consistent free cash flow margins and high returns on capital. Shares were driven higher after the company reported earnings ahead of expectations and raised guidance for revenue going forward.

Medtronic PLC, an Ireland-based medical device company with multiple business lines, was also

TOP 10 HOLDINGS AS OF 9/30/18 (%)

Tencent Holdings, Ltd.	3.8
Taiwan Semiconductor Manufacturing Company, Ltd.	3.4
Alibaba Group Holding, Ltd., ADR	3.2
AIA Group, Ltd.	2.8
Nestle SA	2.7
Unilever NV	2.7
Airbus SE	2.6
Diageo PLC	2.5
Safran SA	2.4
Canadian National Railway Company	2.2
TOTAL	28.3
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       5

"Our view of the investment landscape in emerging markets has grown more cautious as higher U.S. inflation and dollar appreciation have led to rising interest rates, causing volatility."
among the top contributors to relative performance. Its shares outperformed after the company reported strong earnings ahead of expectations. Its core business remains strong, in our view, and is complemented by a robust product pipeline.

Which equity positions had the biggest negative impact on the fund's performance?

A position in Weibo Corp., a Chinese internet company, was the largest detractor from relative performance. Weibo reported weaker-than-expected earnings driven by slowing revenue growth and compressed profit margins. We sold the fund's position in Weibo during the period, as earnings revisions turned negative.

Ambev SA (Brazil), a beverage company, was also among the top detractors from relative performance. Shares of Ambev underperformed, as a nationwide truckers' strike in Brazil hampered economic growth and added to the nation's political uncertainty. We sold the fund's position in anticipation of negative earnings revisions.

How was the fund positioned at the end of the period?

From a sector standpoint, our bottom-up stock selection process resulted in changes to the fund's overweights compared with the beginning of the period. As mentioned previously, we trimmed back more cyclically exposed companies, leading to reduced overweights in information technology, financials, and consumer discretionary. Industrials and healthcare took the top spots

TOP 10 COUNTRIES AS OF 9/30/18 (%)

United Kingdom	23.1
France	13.2
China	10.6
Japan	7.8
Switzerland	7.4
Netherlands	6.7
Ireland	6.0
Sweden	3.7
Taiwan	3.4
Australia	3.2
TOTAL	85.1
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       6

from an overweight perspective at the end of the period; the most significant underweight was in materials, and the fund still had no exposure to energy at period end.

From a geographic perspective, the fund was overweight in the United Kingdom and Continental Europe, and remained underweight in Japan, where regulatory and demographic issues continued to constrain growth.

At the end of the period, what was your economic outlook?

The eurozone's economic growth remained good but was decelerating, with a divergence between services and manufacturing indexes. Services remained strong, underpinned by robust domestic demand, while manufacturing indexes fell sharply, drawn down by exports, which were pressured by tariff uncertainty, rising protectionism, and weakness across emerging markets. Our view of the investment landscape in emerging markets has grown more cautious as higher U.S. inflation and dollar appreciation have led to rising interest rates, causing volatility. China's stock market has declined and its currency has weakened against the U.S. dollar, driven by domestic deleveraging, tighter banking regulations, and U.S.-China trade war concerns. Exports have slowed, and we expect expanded tariffs between the United States and China to present a challenge to both Chinese companies and other Asian countries involved in the technology supply chain, including Taiwan, South Korea, and Japan.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  SEPTEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	1.38	7.41	7.70	-5.96	42.99	109.93
Class B	0.97	7.44	7.46	-6.29	43.16	105.42
Class C	4.99	7.75	7.46	-2.34	45.26	105.35
Class I1	7.07	8.88	8.65	-0.87	53.00	129.23
Class R2[1,2]	6.64	8.44	8.21	-1.09	49.94	120.10
Class R4[1,2]	6.90	8.63	8.30	-0.95	51.26	122.02
Class R6[1,2]	7.15	8.85	8.42	-0.84	52.84	124.35
Class 1[1]	7.13	8.95	8.71	-0.84	53.54	130.60
Class NAV[1,2]	7.17	8.82	8.40	-0.81	52.63	124.04
Index 1†	3.08	5.32	5.83	-1.68	29.61	76.20
Index 2†	2.74	4.42	5.38	0.10	24.12	68.88

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until June 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.29	1.99	1.99	0.99	1.40	1.25	0.90	0.93	0.88
Net (%)	1.28	1.98	1.98	0.98	1.39	1.14	0.89	0.92	0.87

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	9-30-08	20,542	20,542	17,620	16,888
Class C3	9-30-08	20,535	20,535	17,620	16,888
Class I1	9-30-08	22,923	22,923	17,620	16,888
Class R2[1,2]	9-30-08	22,010	22,010	17,620	16,888
Class R4[1,2]	9-30-08	22,202	22,202	17,620	16,888
Class R6[1,2]	9-30-08	22,435	22,435	17,620	16,888
Class 1[1]	9-30-08	23,060	23,060	17,620	16,888
Class NAV[1,2]	9-30-08	22,404	22,404	17,620	16,888

The MSCI AC World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2018	Ending value on 9-30-2018	Expenses paid during period ended 9-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 989.80	$6.29	1.26%
	Hypothetical example	1,000.00	1,018.80	6.38	1.26%
Class B	Actual expenses/actual returns	1,000.00	986.50	9.76	1.96%
	Hypothetical example	1,000.00	1,015.20	9.90	1.96%
Class C	Actual expenses/actual returns	1,000.00	986.40	9.76	1.96%
	Hypothetical example	1,000.00	1,015.20	9.90	1.96%
Class I	Actual expenses/actual returns	1,000.00	991.30	4.89	0.98%
	Hypothetical example	1,000.00	1,020.20	4.96	0.98%
Class R2	Actual expenses/actual returns	1,000.00	989.10	6.73	1.35%
	Hypothetical example	1,000.00	1,018.30	6.83	1.35%
Class R4	Actual expenses/actual returns	1,000.00	990.50	5.59	1.12%
	Hypothetical example	1,000.00	1,019.50	5.67	1.12%
Class R6	Actual expenses/actual returns	1,000.00	991.60	4.34	0.87%
	Hypothetical example	1,000.00	1,020.70	4.41	0.87%
Class 1	Actual expenses/actual returns	1,000.00	991.60	4.54	0.91%
	Hypothetical example	1,000.00	1,020.50	4.61	0.91%
Class NAV	Actual expenses/actual returns	1,000.00	991.90	4.29	0.86%
	Hypothetical example	1,000.00	1,020.80	4.36	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	11

Fund’s investments
AS OF 9-30-18 (unaudited)
	Shares	Value
Common stocks 98.4%		$10,496,094,614
(Cost $9,332,140,993)
Australia 3.2%		337,452,342
Aristocrat Leisure, Ltd.	5,990,646	123,029,883
Qantas Airways, Ltd.	23,336,904	99,468,019
Treasury Wine Estates, Ltd.	9,107,505	114,954,440
Canada 2.2%		239,756,376
Canadian National Railway Company	2,671,970	239,756,376
China 10.6%		1,130,041,427
Alibaba Group Holding, Ltd., ADR (A)	2,050,977	337,918,971
CSPC Pharmaceutical Group, Ltd.	62,894,403	133,036,391
Ping An Insurance Group Company of China, Ltd., H Shares	13,468,392	136,437,603
Tencent Holdings, Ltd. (B)	9,898,894	404,180,039
Wuliangye Yibin Company, Ltd., Class A	12,003,142	118,468,423
France 13.2%		1,407,739,917
Airbus SE	2,197,492	275,878,877
Alstom SA	2,634,308	117,828,811
Capgemini SE	1,012,641	127,489,208
Edenred	3,919,788	149,373,231
Kering SA	301,671	161,802,609
Legrand SA	1,619,948	118,120,401
LVMH Moet Hennessy Louis Vuitton SE	574,574	203,037,633
Safran SA	1,815,469	254,209,147
Germany 2.9%		306,177,829
adidas AG	772,410	188,900,125
Siemens Healthineers AG (A)(C)	2,669,249	117,277,704
Hong Kong 3.0%		315,593,732
AIA Group, Ltd. (B)	32,984,325	294,118,606
Sino Biopharmaceutical, Ltd.	23,088,189	21,475,126
India 1.5%		160,408,659
HDFC Bank, Ltd.	3,934,460	108,810,697
IndusInd Bank, Ltd.	2,211,833	51,597,962
Ireland 6.0%		638,871,337
Accenture PLC, Class A	907,605	154,474,371
AerCap Holdings NV (A)	1,826,504	105,060,510
ICON PLC (A)	1,138,916	175,108,335
Medtronic PLC	2,076,122	204,228,121
Italy 1.2%		130,639,670
Moncler SpA	3,036,197	130,639,670
12	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan 7.8%		$832,934,650
Hoya Corp.	2,991,800	177,685,993
Keyence Corp.	322,600	187,394,110
Nexon Company, Ltd. (A)	10,358,189	135,397,163
Sony Corp.	3,830,219	232,830,132
Start Today Company, Ltd.	3,293,500	99,627,252
Netherlands 6.7%		717,005,869
ASML Holding NV	930,614	174,726,922
Heineken NV	1,606,067	150,730,283
Koninklijke Philips NV	4,502,988	205,252,722
Wolters Kluwer NV	2,988,391	186,295,942
Singapore 1.3%		138,022,601
DBS Group Holdings, Ltd.	7,234,966	138,022,601
Sweden 3.7%		393,424,509
Alfa Laval AB	5,327,384	144,150,076
Epiroc AB, Class A (A)	11,441,127	127,765,172
Spotify Technology SA (A)	671,953	121,509,261
Switzerland 7.4%		788,435,648
Logitech International SA	2,652,652	118,969,500
Nestle SA	3,444,308	286,692,579
Novartis AG	1,750,441	150,675,270
Partners Group Holding AG	166,283	131,815,603
Temenos AG (A)	615,713	100,282,696
Taiwan 3.4%		367,712,823
Taiwan Semiconductor Manufacturing Company, Ltd.	43,090,323	367,712,823
United Kingdom 23.1%		2,462,847,727
Aon PLC	930,393	143,075,836
AstraZeneca PLC	2,930,671	228,429,725
B&M European Value Retail SA	22,199,197	111,880,196
BAE Systems PLC	21,902,914	179,604,231
Compass Group PLC	10,648,745	236,758,247
Diageo PLC	7,394,376	261,970,056
Experian PLC	8,463,256	217,168,891
IHS Markit, Ltd. (A)	3,465,457	186,996,060
Prudential PLC	7,075,537	162,229,139
Reckitt Benckiser Group PLC	2,277,218	208,025,049
Smith & Nephew PLC	7,045,533	128,544,004
Smiths Group PLC	5,734,151	111,645,685
Unilever NV	5,150,952	286,520,608
United States 1.2%		129,029,498
Amdocs, Ltd.	1,955,585	129,029,498

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	13

	Yield (%)	Shares	Value
Securities lending collateral 0.0%			$5,075,204
(Cost $5,075,312)
John Hancock Collateral Trust (D)	2.1505(E)	507,287	5,075,204

	Par value^	Value
Short-term investments 1.4%		$146,300,000
(Cost $146,300,000)
Repurchase agreement 1.4%		146,300,000
Bank of America Corp. Tri-Party Repurchase Agreement dated 9-28-18 at 2.270% to be repurchased at $58,211,010 on 10-1-18, collateralized by $57,163,296 Government National Mortgage Association, 2.500% - 5.500% due 1-15-44 to 9-20-48 (valued at $59,364,001, including interest)	58,200,000	58,200,000
Societe Generale Tri-Party Repurchase Agreement dated 9-28-18 at 2.220% to be repurchased at $88,116,299 on 10-1-18, collateralized by $48,215,900 U.S. Treasury Notes, 1.125% - 2.250% due 9-30-19 to 1-31-24 (valued at $47,479,107, including interest), $42,209,253 Government National Mortgage Association, 3.500% - 6.000% due 8-15-29 to 7-20-67 (valued at $42,288,530, including interest), $200 U.S. Treasury Bills, 0.000% due 11-8-18 (valued at $200, including interest) and $79,400 U.S. Treasury Bonds, 4.375% due 2-15-38 (valued at $94,244, including interest)	88,100,000	88,100,000
Total investments (Cost $9,483,516,305) 99.8%		$10,647,469,818
Other assets and liabilities, net 0.2%		18,379,789
Total net assets 100.0%		$10,665,849,607

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 9-30-18.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 9-30-18.
At 9-30-18, the aggregate cost of investments for federal income tax purposes was $9,487,779,867. Net unrealized appreciation aggregated to $1,159,689,951, of which $1,248,379,856 related to gross unrealized appreciation and $88,689,905 related to gross unrealized depreciation.
14	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 9-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $9,478,440,993) including $4,782,298 of securities loaned	$10,642,394,614
Affiliated investments, at value (Cost $5,075,312)	5,075,204
Total investments, at value (Cost $9,483,516,305)	10,647,469,818
Cash	24,766,249
Foreign currency, at value (Cost $8,573,186)	8,603,045
Dividends and interest receivable	14,885,104
Receivable for fund shares sold	18,913,329
Receivable for investments sold	16,592,998
Receivable for securities lending income	4,062
Other assets	819,465
Total assets	10,732,054,070
Liabilities
Payable for investments purchased	43,953,540
Payable for fund shares repurchased	14,204,259
Payable upon return of securities loaned	5,024,700
Payable to affiliates
Accounting and legal services fees	720,761
Transfer agent fees	750,190
Distribution and service fees	20,680
Trustees' fees	6,732
Other liabilities and accrued expenses	1,523,601
Total liabilities	66,204,463
Net assets	$10,665,849,607
Net assets consist of
Paid-in capital	$9,118,275,322
Undistributed net investment income	91,220,755
Accumulated net realized gain (loss) on investments and foreign currency transactions	292,369,768
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,163,983,762
Net assets	$10,665,849,607

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	15

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($738,824,614 ÷ 26,169,376 shares) [1]	$28.23
Class B ($1,374,708 ÷ 49,665 shares) [1]	$27.68
Class C ($324,904,491 ÷ 11,763,001 shares) [1]	$27.62
Class I ($6,390,236,315 ÷ 225,516,141 shares)	$28.34
Class R2 ($42,911,795 ÷ 1,519,332 shares)	$28.24
Class R4 ($8,297,058 ÷ 293,162 shares)	$28.30
Class R6 ($1,968,062,708 ÷ 69,366,257 shares)	$28.37
Class 1 ($89,087,791 ÷ 3,144,234 shares)	$28.33
Class NAV ($1,102,150,127 ÷ 38,889,640 shares)	$28.34
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$29.72

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  9-30-18 (unaudited)

Investment income
Dividends	$147,629,685
Interest	1,774,243
Securities lending	1,049,531
Less foreign taxes withheld	(15,289,532)
Total investment income	135,163,927
Expenses
Investment management fees	42,320,722
Distribution and service fees	3,050,659
Accounting and legal services fees	740,071
Transfer agent fees	4,377,768
Trustees' fees	75,771
Custodian fees	1,458,691
State registration fees	228,230
Printing and postage	353,007
Professional fees	106,609
Other	216,201
Total expenses	52,927,729
Less expense reductions	(447,503)
Net expenses	52,480,226
Net investment income	82,683,701
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	183,678,641
Affiliated investments	59,164
183,737,805
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(374,165,478)
Affiliated investments	4,281
(374,161,197)
Net realized and unrealized loss	(190,423,392)
Decrease in net assets from operations	$(107,739,691)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-18 (unaudited)	Period ended 3-31-18[1]	Year ended 2-28-18
Increase (decrease) in net assets
From operations
Net investment income	$82,683,701	$7,960,716	$41,090,688
Net realized gain	183,737,805	21,459,463	325,432,390
Change in net unrealized appreciation (depreciation)	(374,161,197)	3,082,465	1,246,537,998
Increase (decrease) in net assets resulting from operations	(107,739,691)	32,502,644	1,613,061,076
Distributions to shareholders
From net investment income
Class A	—	—	(1,662,236)
Class I	—	—	(21,874,556)
Class R2	—	—	(22,327)
Class R4	—	—	(25,088)
Class R6	—	—	(8,042,919)
Class 1	—	—	(438,430)
Class NAV	—	—	(6,809,529)
Total distributions	—	—	(38,875,085)
From fund share transactions	889,390,257	301,253,138	4,074,516,879
Total increase	781,650,566	333,755,782	5,648,702,870
Net assets
Beginning of period	9,884,199,041	9,550,443,259	3,901,740,389
End of period	$10,665,849,607	$9,884,199,041	$9,550,443,259
Undistributed net investment income	$91,220,755	$8,537,054	—

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
18	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.52	$28.43	$21.69	$19.90	$21.64	$24.60	$21.28
Net investment income[3]	0.20 [4]	0.02	0.11	0.17	0.10	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.49)	0.07	6.69	1.75	(1.81)	0.83	3.94
Total from investment operations	(0.29)	0.09	6.80	1.92	(1.71)	1.07	4.19
Less distributions
From net investment income	—	—	(0.06)	(0.13)	(0.03)	(0.47)	(0.15)
From net realized gain	—	—	—	—	—	(3.56)	(0.72)
Total distributions	—	—	(0.06)	(0.13)	(0.03)	(4.03)	(0.87)
Net asset value, end of period	$28.23	$28.52	$28.43	$21.69	$19.90	$21.64	$24.60
Total return (%)[5,6]	(1.02) [7]	0.32 [7]	31.38	9.62	(7.86)	5.91	19.95
Ratios and supplemental data
Net assets, end of period (in millions)	$739	$827	$803	$427	$615	$140	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27 [8]	1.29 [8]	1.29	1.32	1.38	1.53	1.56
Expenses including reductions	1.26 [8]	1.28 [8]	1.28	1.32	1.37	1.52	1.55
Net investment income	1.41 [4,8]	0.69 [8]	0.41	0.79	0.48	1.02	1.09
Portfolio turnover (%)	47	4	65	94	82	204	42

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	19

CLASS B SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.06	$27.99	$21.45	$19.70	$21.55	$24.50	$21.22
Net investment income (loss)[3]	0.11 [4]	— [5]	(0.04)	0.04	0.02	— [5]	0.10
Net realized and unrealized gain (loss) on investments	(0.49)	0.07	6.58	1.71	(1.87)	0.88	3.90
Total from investment operations	(0.38)	0.07	6.54	1.75	(1.85)	0.88	4.00
Less distributions
From net investment income	—	—	—	—	—	(0.27)	—
From net realized gain	—	—	—	—	—	(3.56)	(0.72)
Total distributions	—	—	—	—	—	(3.83)	(0.72)
Net asset value, end of period	$27.68	$28.06	$27.99	$21.45	$19.70	$21.55	$24.50
Total return (%)[6,7]	(1.35) [8]	0.25 [8]	30.49	8.88	(8.58)	5.07	19.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97 [9]	1.99 [9]	1.99	2.03	2.32	3.18	3.29
Expenses including reductions	1.96 [9]	1.98 [9]	1.98	2.02	2.12	2.34	2.30
Net investment income (loss)	0.76 [4,9]	(0.01) [9]	(0.15)	0.19	0.07	— [10]	0.46
Portfolio turnover (%)	47	4	65	94	82	204	42

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[5]	Less than $0.005 per share.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Does not reflect the effect of sales charges, if any.
[8]	Not annualized.
[9]	Annualized.
[10]	Less than 0.005%.
20	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.00	$27.93	$21.40	$19.66	$21.49	$24.45	$21.18
Net investment income (loss)[3]	0.10 [4]	— [5]	(0.09)	0.01	(0.07)	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	(0.48)	0.07	6.62	1.73	(1.76)	0.92	3.92
Total from investment operations	(0.38)	0.07	6.53	1.74	(1.83)	0.89	3.99
Less distributions
From net investment income	—	—	—	—	—	(0.29)	—
From net realized gain	—	—	—	—	—	(3.56)	(0.72)
Total distributions	—	—	—	—	—	(3.85)	(0.72)
Net asset value, end of period	$27.62	$28.00	$27.93	$21.40	$19.66	$21.49	$24.45
Total return (%)[6,7]	(1.36) [8]	0.25 [8]	30.51	8.85	(8.52)	5.11	19.05
Ratios and supplemental data
Net assets, end of period (in millions)	$325	$349	$333	$145	$113	$13	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97 [9]	1.99 [9]	1.99	2.03	2.08	2.40	2.62
Expenses including reductions	1.96 [9]	1.98 [9]	1.98	2.02	2.07	2.30	2.30
Net investment income (loss)	0.69 [4,9]	(0.01) [9]	(0.33)	0.03	(0.33)	(0.11)	0.32
Portfolio turnover (%)	47	4	65	94	82	204	42

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[5]	Less than $0.005 per share.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Does not reflect the effect of sales charges, if any.
[8]	Not annualized.
[9]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	21

CLASS I SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.59	$28.49	$21.72	$19.94	$21.67	$24.62	$21.31
Net investment income[3]	0.23 [4]	0.02	0.18	0.20	0.16	0.35	0.31
Net realized and unrealized gain (loss) on investments	(0.48)	0.08	6.72	1.77	(1.80)	0.81	3.95
Total from investment operations	(0.25)	0.10	6.90	1.97	(1.64)	1.16	4.26
Less distributions
From net investment income	—	—	(0.13)	(0.19)	(0.09)	(0.55)	(0.23)
From net realized gain	—	—	—	—	—	(3.56)	(0.72)
Total distributions	—	—	(0.13)	(0.19)	(0.09)	(4.11)	(0.95)
Net asset value, end of period	$28.34	$28.59	$28.49	$21.72	$19.94	$21.67	$24.62
Total return (%)[5]	(0.87) [6]	0.35 [6]	31.82	9.96	(7.59)	6.33	20.31
Ratios and supplemental data
Net assets, end of period (in millions)	$6,390	$5,631	$5,424	$2,380	$1,168	$152	$290
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99 [7]	1.00 [7]	0.99	1.02	1.06	1.19	1.21
Expenses including reductions	0.98 [7]	0.99 [7]	0.98	1.01	1.06	1.18	1.21
Net investment income	1.58 [4,7]	0.98 [7]	0.70	0.94	0.73	1.46	1.33
Portfolio turnover (%)	47	4	65	94	82	204	42

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
22	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16 [3]
Per share operating performance
Net asset value, beginning of period	$28.55	$28.45	$21.71	$19.92	$21.46
Net investment income (loss)[4]	0.18 [5]	0.02	0.13	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(0.49)	0.08	6.65	1.91	(1.56)
Total from investment operations	(0.31)	0.10	6.78	1.89	(1.54)
Less distributions
From net investment income	—	—	(0.04)	(0.10)	—
Net asset value, end of period	$28.24	$28.55	$28.45	$21.71	$19.92
Total return (%)[6]	(1.09) [7]	0.35 [7]	31.23	9.54	(7.18) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$43	$37	$12	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35 [8]	1.32 [8]	1.40	1.42	1.90 [8]
Expenses including reductions	1.35 [8]	1.31 [8]	1.39	1.42	1.52 [8]
Net investment income (loss)	1.28 [5,8]	0.71 [8]	0.49	(0.08)	0.11 [8]
Portfolio turnover (%)	47	4	65	94	82 [9]

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	The inception date for Class R2 shares is 3-27-15.
[4]	Based on average daily shares outstanding.
[5]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	23

CLASS R4 SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16 [3]
Per share operating performance
Net asset value, beginning of period	$28.57	$28.48	$21.72	$19.94	$21.46
Net investment income[4]	0.22 [5]	0.02	0.17	0.19	0.05
Net realized and unrealized gain (loss) on investments	(0.49)	0.07	6.69	1.75	(1.54)
Total from investment operations	(0.27)	0.09	6.86	1.94	(1.49)
Less distributions
From net investment income	—	—	(0.10)	(0.16)	(0.03)
Net asset value, end of period	$28.30	$28.57	$28.48	$21.72	$19.94
Total return (%)[6]	(0.95) [7]	0.32 [7]	31.60	9.81	(6.95) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$8	$9	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23 [8]	1.25 [8]	1.24	1.25	1.66 [8]
Expenses including reductions	1.12 [8]	1.14 [8]	1.13	1.14	1.24 [8]
Net investment income	1.52 [5,8]	0.83 [8]	0.64	0.88	0.24 [8]
Portfolio turnover (%)	47	4	65	94	82 [9]

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	The inception date for Class R4 shares is 3-27-15.
[4]	Based on average daily shares outstanding.
[5]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
24	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16 [3]
Per share operating performance
Net asset value, beginning of period	$28.61	$28.50	$21.73	$19.95	$21.46
Net investment income[4]	0.24 [5]	0.03	0.05	0.20	0.12
Net realized and unrealized gain (loss) on investments	(0.48)	0.08	6.88	1.79	(1.53)
Total from investment operations	(0.24)	0.11	6.93	1.99	(1.41)
Less distributions
From net investment income	—	—	(0.16)	(0.21)	(0.10)
Net asset value, end of period	$28.37	$28.61	$28.50	$21.73	$19.95
Total return (%)[6]	(0.84) [7]	0.39 [7]	31.91	10.08	(6.59) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,968	$1,795	$1,702	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88 [8]	0.89 [8]	0.90	0.93	1.37 [8]
Expenses including reductions	0.87 [8]	0.88 [8]	0.89	0.90	0.95 [8]
Net investment income	1.70 [5,8]	1.09 [8]	0.16	0.95	0.60 [8]
Portfolio turnover (%)	47	4	65	94	82 [9]

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	The inception date for Class R6 shares is 3-27-15.
[4]	Based on average daily shares outstanding.
[5]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	25

CLASS 1 SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16	2-28-15	2-28-14
Per share operating performance
Net asset value, beginning of period	$28.57	$28.47	$21.71	$19.93	$21.65	$24.61	$21.30
Net investment income[3]	0.25 [4]	0.03	0.21	0.23	0.23	0.28	0.37
Net realized and unrealized gain (loss) on investments	(0.49)	0.07	6.70	1.76	(1.84)	0.90	3.92
Total from investment operations	(0.24)	0.10	6.91	1.99	(1.61)	1.18	4.29
Less distributions
From net investment income	—	—	(0.15)	(0.21)	(0.11)	(0.58)	(0.26)
From net realized gain	—	—	—	—	—	(3.56)	(0.72)
Total distributions	—	—	(0.15)	(0.21)	(0.11)	(4.14)	(0.98)
Net asset value, end of period	$28.33	$28.57	$28.47	$21.71	$19.93	$21.65	$24.61
Total return (%)[5]	(0.84) [6]	0.35 [6]	31.86	10.04	(7.49)	6.39	20.43
Ratios and supplemental data
Net assets, end of period (in millions)	$89	$93	$91	$50	$39	$20	$16
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92 [7]	0.92 [7]	0.93	0.95	1.00	1.10	1.12
Expenses including reductions	0.91 [7]	0.92 [7]	0.92	0.94	0.99	1.09	1.12
Net investment income	1.73 [4,7]	1.06 [7]	0.79	1.09	1.06	1.18	1.59
Portfolio turnover (%)	47	4	65	94	82	204	42

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	Based on average daily shares outstanding.
[4]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
26	JOHN HANCOCK INTERNATIONAL GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	9-30-18 [1]	3-31-18 [2]	2-28-18	2-28-17	2-29-16 [3]
Per share operating performance
Net asset value, beginning of period	$28.57	$28.47	$21.71	$19.93	$22.66
Net investment income[4]	0.25 [5]	0.03	0.23	0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.48)	0.07	6.69	1.81	(2.72)
Total from investment operations	(0.23)	0.10	6.92	2.00	(2.61)
Less distributions
From net investment income	—	—	(0.16)	(0.22)	(0.12)
Net asset value, end of period	$28.34	$28.57	$28.47	$21.71	$19.93
Total return (%)[6]	(0.81) [7]	0.35 [7]	31.91	10.10	(11.57) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,102	$1,136	$1,151	$864	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87 [8]	0.87 [8]	0.88	0.91	0.94 [8]
Expenses including reductions	0.86 [8]	0.87 [8]	0.87	0.90	0.93 [8]
Net investment income	1.77 [5,8]	1.10 [8]	0.89	0.91	0.69 [8]
Portfolio turnover (%)	47	4	65	94	82 [9]

[1]	Six months ended 9-30-18. Unaudited.
[2]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[3]	The inception date for Class NAV shares is 6-2-15.
[4]	Based on average daily shares outstanding.
[5]	Net investment income is affected by the timing and frequency of the declaration of dividends by the securities in which the fund invests.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	27

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund is closed to new investors, except as provided in the fund's prospectus.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       28

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2018, by major security category or type:

	Total value at 9-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$337,452,342	—	$337,452,342	—
Canada	239,756,376	$239,756,376	—	—
China	1,130,041,427	337,918,971	792,122,456	—
France	1,407,739,917	—	1,407,739,917	—
Germany	306,177,829	—	306,177,829	—
Hong Kong	315,593,732	—	315,593,732	—
India	160,408,659	—	160,408,659	—
Ireland	638,871,337	638,871,337	—	—
Italy	130,639,670	—	130,639,670	—
Japan	832,934,650	—	832,934,650	—
Netherlands	717,005,869	—	717,005,869	—
Singapore	138,022,601	—	138,022,601	—
Sweden	393,424,509	121,509,261	271,915,248	—
Switzerland	788,435,648	—	788,435,648	—
Taiwan	367,712,823	—	367,712,823	—
United Kingdom	2,462,847,727	330,071,896	2,132,775,831	—
United States	129,029,498	129,029,498	—	—
Securities lending collateral	5,075,204	5,075,204	—	—
Short-term investments	146,300,000	—	146,300,000	—
Total investments in securities	$10,647,469,818	$1,802,232,543	$8,845,237,275	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       29

the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions of the security transferred by the fund may be delayed or the fund may incur a loss equal to the amount by which the value of the security transferred by the fund exceeds the repurchase price payable by the fund.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of September 30, 2018, the fund loaned common stocks valued at $4,782,298 and received $5,024,700 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian

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agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended September 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended September 30, 2018 were $12,106.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018 and February 28, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at March 31,2018 and February 28, 2018.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement); (b) 0.850% of the next $500 million of the fund's aggregate average daily net assets, and (c) 0.800% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2018, the Advisor has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements were such that these expenses will not exceed 1.35%, 2.05%, 2.05%, 1.05%, 1.45%, and 1.20% of average net assets for Class A, Class B, Class C, Class I, Class R2, and Class R4 shares, respectively.

For the six months ended September 30, 2018, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$33,550	Class R4	$357
Class B	66	Class R6	81,972
Class C	14,428	Class 1	4,033
Class I	259,501	Class NAV	47,548
Class R2	1,818	Total	$443,273

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2018 were equivalent to a net annual effective rate of 0.80% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the

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following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $4,230 for Class R4 shares for the six months ended September 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $233,242 for the six months ended September 30, 2018. Of this amount, $39,059 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $193,253 was paid as sales commissions to broker-dealers and $930 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2018, CDSCs received by the Distributor amounted to $13,801, $50 and $32,604 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,192,669	$422,446
Class B	7,810	830
Class C	1,709,153	181,613
Class I	—	3,650,340
Class R2	102,383	2,647
Class R4	14,763	520
Class R6	—	119,372
Class 1	23,881	—
Total	$3,050,659	$4,377,768

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest Expense
Borrower	$12,672,861	2	1.905%	$2,682

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2018, the period ended March 31, 2018 and the year ended February 28, 2018 were as follows:

		Six Months ended 9-30-18		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares
Sold	2,473,342	$70,852,950	1,369,375	$39,331,187	16,827,952	$435,490,087
Distributions reinvested	—	—	—	—	59,193	1,614,645
Repurchased	(5,285,315)	(150,152,522)	(616,943)	(17,750,693)	(8,333,545)	(215,492,018)
Net increase (decrease)	(2,811,973)	$(79,299,572)	752,432	$21,580,494	8,553,600	$221,612,714
Class B shares
Sold	670	$18,971	1,430	$40,577	23,039	$598,399
Repurchased	(13,378)	(376,450)	(2,470)	(70,580)	(29,951)	(766,342)
Net decrease	(12,708)	$(357,479)	(1,040)	$(30,003)	(6,912)	$(167,943)
Class C shares
Sold	554,561	$15,543,753	631,118	$17,797,977	6,925,342	$179,456,288
Repurchased	(1,238,493)	(34,567,062)	(121,827)	(3,433,949)	(1,766,592)	(44,720,499)
Net increase (decrease)	(683,932)	$(19,023,309)	509,291	$14,364,028	5,158,750	$134,735,789
Class I shares
Sold	53,704,046	$1,546,793,686	12,147,309	$349,823,313	147,491,547	$3,830,388,336
Distributions reinvested	—	—	—	—	688,414	18,793,707
Repurchased	(25,186,525)	(718,764,949)	(5,561,623)	(161,104,653)	(67,338,886)	(1,796,486,369)
Net increase	28,517,521	$828,028,737	6,585,686	$188,718,660	80,841,075	$2,052,695,674
Class R2 shares
Sold	199,221	$5,672,647	251,550	$7,258,324	966,184	$26,281,352
Distributions reinvested	—	—	—	—	609	16,628
Repurchased	(173,553)	(4,978,616)	(49,793)	(1,422,538)	(227,564)	(5,989,130)
Net increase	25,668	$694,031	201,757	$5,835,786	739,229	$20,308,850

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		Six Months ended 9-30-18		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class R4 shares
Sold	31,835	$909,151	3,850	$110,237	233,097	$5,973,541
Distributions reinvested	—	—	—	—	919	25,088
Repurchased	(33,341)	(957,342)	(10,385)	(301,353)	(154,003)	(3,958,215)
Net increase (decrease)	(1,506)	$(48,191)	(6,535)	$(191,116)	80,013	$2,040,414
Class R6 shares
Sold	11,367,598	$324,332,097	3,650,068	$104,895,931	61,414,212	$1,676,296,468
Distributions reinvested	—	—	—	—	294,022	8,032,680
Repurchased	(4,760,745)	(136,188,732)	(593,470)	(17,082,438)	(2,835,726)	(79,251,533)
Net increase	6,606,853	$188,143,365	3,056,598	$87,813,493	58,872,508	$1,605,077,615
Class 1 shares
Sold	252,210	$7,263,848	91,868	$2,655,806	1,143,563	$30,003,926
Distributions reinvested	—	—	—	—	16,066	438,430
Repurchased	(379,435)	(10,817,133)	(9,903)	(279,084)	(269,432)	(6,916,625)
Net increase (decrease)	(127,225)	$(3,553,285)	81,965	$2,376,722	890,197	$23,525,731
Class NAV shares
Sold	283,518	$8,073,158	28,046	$807,458	10,273,748	$264,034,315
Distributions reinvested	—	—	—	—	249,616	6,809,529
Repurchased	(1,156,238)	(33,267,198)	(688,191)	(20,022,384)	(9,896,358)	(256,155,809)
Net increase (decrease)	(872,720)	$(25,194,040)	(660,145)	$(19,214,926)	627,006	$14,688,035
Total net increase	30,639,978	$889,390,257	10,520,009	$301,253,138	155,755,466	$4,074,516,879

1For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on September 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $5,743,306,648 and $4,784,877,204, respectively, for the six months ended September 30, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2018, funds within the John Hancock group of funds complex held 9.39% of the fund's net assets. At September 30, 2018, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	3,554,324	156,071,360	(159,118,397)	507,287	—	—	$59,164	$4,281	$5,075,204
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock International Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one, three-, five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including favorable performance relative to the benchmark index and peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and a Subadvisor's services to a fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       39

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       40

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       41

received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank. N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF617749	87SA 9/18 11/18

John Hancock

International Value Equity Fund

Semiannual report 9/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth in the United States.

Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period. That said, in many global economies outside of the United States, growth has not been particularly strong. International investors have faced some challenging headwinds—including a populist movement in Italy and trade disputes between the United States and several other countries—that may not abate in the near future.  Immediately following period end, there was a noteworthy pullback both in and outside the U.S. markets, particularly within the information technology sector.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Value Equity Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
35	Continuation of investment advisory and subadvisory agreements
41	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/18 (%)

The MSCI World ex-USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 2-11-11, holders of the former Optique International Value Fund became owners of an equal number of full and fractional Class A shares of John Hancock International Value Equity Fund, which were first offered on 2-14-11. Class A shares' performance shown above for periods prior to this date reflects the historical performance of Optique International Value Fund.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

International stocks rose amid a generally positive economic environment

Many developed-market stocks outside the United States posted positive returns as economic growth and corporate earnings improved across key markets.

Value significantly underperformed growth

Value stocks trailed their growth-oriented counterparts, creating an equity-style headwind for the value-oriented fund relative to its benchmark, which blends value and growth.

Positioning in selected sectors had a negative impact

Security selection in the industrials and consumer discretionary sectors weighed on performance relative to the benchmark.

SECTOR COMPOSITION AS OF 9/30/18 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Wendell L. Perkins, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Wendell L. Perkins, CFA
Portfolio Manager
John Hancock Asset Management

Note: This fund was liquidated on October 19, 2018.

Can you describe the environment for non-U.S. developed-market equities during the six months ended September 30, 2018?

As represented by the fund's benchmark, the MSCI World ex-USA Index, most developed-market stocks outside the United States posted small gains. While economic fundamentals were solid across most regions globally, growth slowed somewhat in Europe, and a host of issues weighed on investor sentiment: rising trade tensions between the United States and China, negotiations between the United Kingdom and the European Union over terms of the Brexit, and central banks' transition toward less accommodative monetary policies. Within Europe, political uncertainty in countries such as Italy, Germany, and Sweden created further headwinds.

From a sector perspective, financials was the weakest performer in the fund's benchmark, as geopolitical concerns weighed on shares of European banks; real estate and consumer discretionary also significantly trailed. On the positive side, energy was the top performer by a wide margin, as rising crude oil prices lifted the shares of many energy stocks. Healthcare was another notable strong performer.

From a geographic perspective, Continental Europe—the largest regional component of the benchmark—underperformed, while stocks from the Pacific Rim (excluding Japan) and Canada were among the strongest performers.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       4

"At a high level, the fund trailed as a result of its equity-style emphasis on value stocks relative to a benchmark that's made up of growth stocks as well as value equities."

What factors led to the fund's underperformance versus its benchmark?

At a high level, the fund trailed as a result of its equity-style emphasis on value stocks relative to a benchmark that's made up of growth stocks as well as value equities. The growth style outperformed value by a wide margin, as investors demonstrated a clear preference for faster-growing companies and momentum-driven stocks over those with more attractive valuations. This relative performance disadvantage could be seen broadly across sectors and geographies for the period.

At the sector and regional levels, what factors had the most significant impact on this result?

From a sector perspective, our stock picking in the industrials and consumer discretionary sectors weighed on performance; to a lesser degree, security selection also had a negative impact in materials and telecommunication services. Conversely, security selection in energy and utilities had a positive impact.

At the regional level, our stock picking in Continental Europe detracted from relative performance. That negative result was partially offset by a positive impact from the fund's modest weighting in

TOP 10 HOLDINGS AS OF 9/30/18 (%)

BHP Billiton, Ltd.	1.2
Novartis AG	1.2
Nestle SA	1.2
Royal Dutch Shell PLC, A Shares	1.2
AstraZeneca PLC	1.1
TOTAL SA	1.1
SAP SE	1.1
Shire PLC	1.1
Unilever PLC	1.0
Toyota Motor Corp.	1.0
TOTAL	11.2
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       5

Chinese equities, which aren't part of the benchmark. These positions posted strong absolute performance.

Which positions had the biggest negative impact on performance relative to the benchmark?

Among the largest detractors was a position in Yue Yuen Industrial Holdings, Ltd., a Hong Kong-based manufacturer of athletic and casual footwear. Shares of Yue Yuen declined as the company's profit margin was squeezed by rising capital costs related to technology upgrades in its increasingly automated manufacturing operations. While these upgrades could ultimately help the company achieve improved efficiency over the long term, the increase in capital spending was higher than expected, and we sold the fund's position in Yue Yuen during the period.

Another notable detractor was a position in Goldcorp, Inc., a Canadian gold producer. Goldcorp's quarterly financial results and production levels came in below expectations, weighing on the company's shares; weak investor sentiment related to gold added a further headwind.

Other positions that significantly weighed on the fund's relative performance were Adecco Group AG (Switzerland); a global temporary employment agency, Hirose Electric Company, Ltd. (Japan); and bpost SA (Belgium), a mail delivery company.

TOP 10 COUNTRIES AS OF 9/30/18 (%)

Japan	21.8
United Kingdom	12.9
France	11.7
Germany	11.1
Canada	7.6
Switzerland	6.2
Netherlands	5.6
Australia	3.5
Hong Kong	3.4
Ireland	2.7
TOTAL	86.5
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       6

Can you discuss a few positions that had a notably positive impact on relative performance?

A position in CNOOC, Ltd., a China-based producer of offshore crude oil and natural gas, had the biggest positive impact. After a stretch of weak performance, the stock rose sharply for the period, as quarterly production levels exceeded expectations amid an environment of rising crude oil prices. Husky Energy, Inc. (Canada) was another energy position that outperformed amid rising oil prices.

A position in Meggitt PLC, a U.K.-based aerospace and defense contractor, also aided relative performance. Meggitt lifted its financial guidance above analysts' expectations, and the company's shares responded positively. Other positions that significantly contributed to relative performance were Bandai Namco Holdings, Inc., a Japanese producer of video games, and Shire PLC (Ireland), a biopharmaceutical developer.

MANAGED BY

Wendell L. Perkins, CFA On the fund since 1998 Investing since 1985
Edward Maraccini, CFA On the fund since 2007 Investing since 1995
Margaret McKay, CFA On the fund since 2001 Investing since 1992

The views expressed in this report are exclusively those of Wendell L. Perkins, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  SEPTEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A1,2	-5.11	1.89	4.24	-6.34	9.82	51.41
Class C1,2	-1.78	2.30	4.45	-2.73	12.06	54.50
Class I1,2,3	0.13	3.20	5.01	-1.29	17.06	63.01
Class R2[1,2,3]	-0.37	2.78	4.70	-1.52	14.70	58.30
Class R4[1,2,3]	0.08	3.12	4.87	-1.29	16.61	60.94
Class R6[1,2,3]	0.22	3.34	5.00	-1.29	17.88	62.87
Class NAV[1,2,3]	0.35	3.40	5.10	-1.17	18.17	64.49
Index 1†	2.67	4.24	5.18	0.71	23.10	65.63
Index 2†	-0.13	3.05	4.51	-0.93	16.21	55.47

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.30	2.05	1.05	1.45	1.30	0.95	0.94
Net (%)	1.29	2.04	1.04	1.44	1.19	0.94	0.93

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI World ex-USA Index; Index 2 is the MSCI World ex-USA Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Value Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,2,4	9-30-08	15,450	15,450	16,563	15,547
Class I1,2,3	9-30-08	16,301	16,301	16,563	15,547
Class R2[1,2,3]	9-30-08	15,830	15,830	16,563	15,547
Class R4[1,2,3]	9-30-08	16,094	16,094	16,563	15,547
Class R6[1,2,3]	9-30-08	16,287	16,287	16,563	15,547
Class NAV[1,2,3]	9-30-08	16,449	16,449	16,563	15,547

The MSCI World ex-USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

The MSCI World ex-USA Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A and Class I shares were first offered on 2-14-11; Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 7-2-13; Class NAV shares were first offered on 12-16-11. Returns shown prior to Class A and Class I shares' commencement date are those of Optique International Value Fund (the predecessor fund). Returns shown prior to Class C, Class R2, Class R4, Class R6, and Class NAV shares' commencement dates are those of the predecessor fund (prior to 2-14-11) and the fund's Class A shares (from 2-14-11), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	In October 2011, the advisor made a voluntary payment to the fund of $6,950, or approximately $0.018 per share. Without this payment, performance would have been lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2018	Ending value on 9-30-2018	Expenses paid during period ended 9-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 985.90	$ 6.47	1.30%
	Hypothetical example	1,000.00	1,018.60	6.58	1.30%
Class C	Actual expenses/actual returns	1,000.00	982.60	10.19	2.05%
	Hypothetical example	1,000.00	1,014.80	10.35	2.05%
Class I	Actual expenses/actual returns	1,000.00	987.10	5.33	1.07%
	Hypothetical example	1,000.00	1,019.70	5.42	1.07%
Class R2	Actual expenses/actual returns	1,000.00	984.80	7.26	1.46%
	Hypothetical example	1,000.00	1,017.70	7.38	1.46%
Class R4	Actual expenses/actual returns	1,000.00	987.10	5.53	1.11%
	Hypothetical example	1,000.00	1,019.50	5.62	1.11%
Class R6	Actual expenses/actual returns	1,000.00	987.10	4.78	0.96%
	Hypothetical example	1,000.00	1,020.30	4.86	0.96%
Class NAV	Actual expenses/actual returns	1,000.00	988.30	4.74	0.95%
	Hypothetical example	1,000.00	1,020.30	4.81	0.95%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	11

Fund’s investments
AS OF 9-30-18 (unaudited)
	Shares	Value
Common stocks 96.5%		$602,110,586
(Cost $561,536,686)
Australia 3.5%		21,935,072
Australia & New Zealand Banking Group, Ltd.	265,215	5,398,908
BHP Billiton, Ltd.	307,488	7,659,820
Coca-Cola Amatil, Ltd.	575,717	4,058,508
National Australia Bank, Ltd.	239,979	4,817,836
Belgium 0.4%		2,743,785
bpost SA	169,077	2,743,785
Canada 7.6%		47,433,558
Bank of Montreal	76,470	6,307,524
CGI Group, Inc., Class A (A)	79,579	5,130,909
Fairfax Financial Holdings, Ltd.	10,241	5,563,829
Goldcorp, Inc.	394,695	4,021,357
Husky Energy, Inc.	293,826	5,159,272
IGM Financial, Inc.	152,159	4,181,972
Magna International, Inc.	92,583	4,863,358
Suncor Energy, Inc.	155,656	6,023,061
The Toronto-Dominion Bank	101,737	6,182,276
Chile 0.7%		4,555,601
Antofagasta PLC	409,956	4,555,601
China 1.5%		9,452,936
China Petroleum & Chemical Corp., H Shares	3,878,279	3,896,699
CNOOC, Ltd.	2,806,000	5,556,237
Denmark 1.0%		6,174,823
Carlsberg A/S, Class B	51,489	6,174,823
France 11.7%		73,069,869
AXA SA	199,426	5,343,755
BNP Paribas SA	77,047	4,718,093
Carrefour SA	192,095	3,681,881
Danone SA	65,414	5,083,659
Engie SA	336,524	4,954,386
ICADE	57,024	5,270,835
Ingenico Group SA	55,399	4,212,048
Lagardere SCA	204,239	6,289,413
Orange SA	326,044	5,187,884
Publicis Groupe SA	79,794	4,765,313
Sanofi	65,056	5,812,569
Schneider Electric SE	69,724	5,598,622
TOTAL SA	101,436	6,595,440
Vinci SA	58,398	5,555,971
12	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Germany 10.3%		$64,287,430
Allianz SE	25,814	5,745,334
BASF SE	56,752	5,035,782
Bayer AG	49,482	4,389,083
Bayerische Motoren Werke AG	56,789	5,116,161
E.ON SE	487,968	4,965,434
Fresenius Medical Care AG & Company KGaA	60,325	6,198,002
Gerresheimer AG	65,448	5,525,231
Merck KGaA	54,017	5,581,069
Muenchener Rueckversicherungs-Gesellschaft AG	25,533	5,639,889
ProSiebenSat.1 Media SE	155,723	4,034,473
SAP SE	53,503	6,578,915
Siemens AG	42,843	5,478,057
Hong Kong 3.4%		21,425,856
China Mobile, Ltd.	550,582	5,413,236
CLP Holdings, Ltd.	495,227	5,799,472
Guangdong Investment, Ltd.	3,294,098	5,837,020
Hang Lung Group, Ltd.	1,643,113	4,376,128
Ireland 2.7%		16,856,019
Bank of Ireland Group PLC	648,882	4,961,953
Shire PLC	108,748	6,570,143
Smurfit Kappa Group PLC	134,588	5,323,923
Italy 0.7%		4,149,147
Eni SpA	220,119	4,149,147
Japan 21.8%		135,872,229
Alps Electric Company, Ltd.	176,900	4,497,264
Amada Holdings Company, Ltd.	504,700	5,388,513
Bandai Namco Holdings, Inc.	131,431	5,106,208
Bridgestone Corp.	134,286	5,075,137
DeNA Company, Ltd.	230,300	4,066,672
East Japan Railway Company	58,263	5,412,001
Hirose Electric Company, Ltd.	40,998	4,478,245
Hitachi, Ltd.	141,126	4,797,098
Honda Motor Company, Ltd.	180,342	5,431,227
Isuzu Motors, Ltd.	401,907	6,335,877
Japan Tobacco, Inc.	199,698	5,214,775
Keisei Electric Railway Company, Ltd.	167,578	5,898,371
Kyocera Corp.	88,500	5,311,913
Matsumotokiyoshi Holdings Company, Ltd.	126,414	5,184,020
Mitsubishi Chemical Holdings Corp.	554,940	5,311,096
Mitsubishi Corp.	200,309	6,170,064
Mitsubishi Electric Corp.	411,080	5,631,518
Mitsubishi UFJ Financial Group, Inc.	943,110	5,859,253
Mitsui Fudosan Company, Ltd.	258,885	6,122,854
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	13

	Shares	Value
Japan (continued)
Nippon Telegraph & Telephone Corp.	126,225	$5,696,578
ORIX Corp.	330,600	5,352,952
Seven & i Holdings Company, Ltd.	137,248	6,119,191
Sumitomo Chemical Company, Ltd.	886,395	5,187,491
Toyo Suisan Kaisha, Ltd.	150,921	5,859,119
Toyota Motor Corp.	102,159	6,364,792
Netherlands 5.6%		34,984,889
Aegon NV	827,176	5,368,818
Akzo Nobel NV	64,000	5,986,768
Heineken Holding NV	59,468	5,392,348
ING Groep NV	368,769	4,786,286
Koninklijke Philips NV	135,670	6,184,035
Royal Dutch Shell PLC, A Shares	212,095	7,266,634
Norway 0.9%		5,407,406
DNB ASA	256,951	5,407,406
Singapore 1.8%		11,157,772
DBS Group Holdings, Ltd.	308,921	5,893,335
Sembcorp Industries, Ltd.	2,330,816	5,264,437
Spain 2.2%		13,715,682
Banco Santander SA	969,839	4,855,651
Repsol SA	233,978	4,657,872
Telefonica SA	532,706	4,202,159
Sweden 1.6%		9,881,777
Modern Times Group MTG AB, B Shares	134,579	4,933,913
Trelleborg AB, B Shares	243,157	4,947,864
Switzerland 6.2%		38,895,073
Adecco Group AG	77,718	4,085,430
Credit Suisse Group AG (A)	294,699	4,422,095
Julius Baer Group, Ltd. (A)	94,753	4,735,388
LafargeHolcim, Ltd. (A)	104,121	5,154,705
Nestle SA	90,109	7,500,369
Novartis AG	87,800	7,557,689
Roche Holding AG	22,494	5,439,397
United Kingdom 12.9%		80,111,662
AstraZeneca PLC	86,125	6,712,971
Aviva PLC	801,386	5,113,246
Barclays PLC	1,993,252	4,421,105
BP PLC	824,248	6,317,684
GlaxoSmithKline PLC	285,231	5,720,258
HSBC Holdings PLC	712,325	6,215,345
Imperial Brands PLC	149,424	5,199,679
Informa PLC	451,469	4,484,246
14	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United Kingdom (continued)
Kingfisher PLC	1,308,491	$4,424,328
Meggitt PLC	827,508	6,109,449
RPC Group PLC	497,339	5,150,416
Smiths Group PLC	277,954	5,411,850
Standard Chartered PLC	513,786	4,256,848
Unilever PLC	117,879	6,475,617

Vodafone Group PLC	1,912,888	4,098,620
Preferred securities 0.8%		$4,856,638
(Cost $5,119,315)
Germany 0.8%		4,856,638
Henkel AG & Company KGaA	41,421	4,856,638

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.5%				$15,470,000
(Cost $15,470,000)
U.S. Government Agency 2.3%				14,183,000
Federal Agricultural Mortgage Corp. Discount Note	2.000	10-01-18	1,171,000	1,171,000
Federal Home Loan Bank Discount Note	2.000	10-01-18	13,012,000	13,012,000

	Par value^	Value
Repurchase agreement 0.2%		1,287,000

Barclays Tri-Party Repurchase Agreement dated 9-28-18 at 2.180% to be repurchased at $1,287,234 on 10-1-18, collateralized by $1,115,900 U.S. Treasury Inflation Indexed Notes, 1.375% due 1-15-20 (valued at $1,313,081, including interest)	1,287,000	1,287,000
Total investments (Cost $582,126,001) 99.8%		$622,437,224
Other assets and liabilities, net 0.2%		1,252,261
Total net assets 100.0%		$623,689,485

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 9-30-18, the aggregate cost of investments for federal income tax purposes was $582,889,516. Net unrealized appreciation aggregated to $39,547,708, of which $80,152,881 related to gross unrealized appreciation and $40,605,173 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 9-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $582,126,001)	$622,437,224
Cash	223,731
Foreign currency, at value (Cost $164)	163
Interest receivable	2,770,512
Receivable for fund shares sold	32,247
Receivable for investments sold	620,850
Receivable for securities lending income	5,999
Other assets	35,382
Total assets	626,126,108
Liabilities
Payable for investments purchased	865,326
Payable for fund shares repurchased	1,411,784
Payable to affiliates
Accounting and legal services fees	41,816
Transfer agent fees	2,274
Distribution and service fees	332
Trustees' fees	1,260
Other liabilities and accrued expenses	113,831
Total liabilities	2,436,623
Net assets	$623,689,485
Net assets consist of
Paid-in capital	$570,757,557
Undistributed net investment income	12,837,704
Accumulated net realized gain (loss) on investments and foreign currency transactions	(212,820)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,307,044
Net assets	$623,689,485

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($18,399,090 ÷ 2,191,829 shares) [1]	$8.39
Class C ($815,951 ÷ 96,583 shares) [1]	$8.45
Class I ($4,086,549 ÷ 485,732 shares)	$8.41
Class R2 ($479,074 ÷ 56,944 shares)	$8.41
Class R4 ($46,941 ÷ 5,574 shares)	$8.42
Class R6 ($4,947,113 ÷ 588,710 shares)	$8.40
Class NAV ($594,914,767 ÷ 70,696,871 shares)	$8.42
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.83

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
16	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended  9-30-18 (unaudited)

Investment income
Dividends	$14,900,407
Securities lending	225,380
Interest	164,273
Less foreign taxes withheld	(1,435,085)
Total investment income	13,854,975
Expenses
Investment management fees	2,718,894
Distribution and service fees	31,521
Accounting and legal services fees	43,849
Transfer agent fees	13,737
Trustees' fees	6,198
Custodian fees	95,989
State registration fees	97,023
Printing and postage	21,160
Professional fees	29,740
Other	22,580
Total expenses	3,080,691
Less expense reductions	(26,898)
Net expenses	3,053,793
Net investment income	10,801,182
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,181,080
Affiliated investments	3,945
Forward foreign currency contracts	(8,885)
4,176,140
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(22,338,198)
Affiliated investments	2,285
(22,335,913)
Net realized and unrealized loss	(18,159,773)
Decrease in net assets from operations	$(7,358,591)

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-18 (unaudited)	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$10,801,182	$17,410,822
Net realized gain	4,176,140	14,420,747
Change in net unrealized appreciation (depreciation)	(22,335,913)	40,482,809
Increase (decrease) in net assets resulting from operations	(7,358,591)	72,314,378
Distributions to shareholders
From net investment income
Class A	—	(553,845)
Class C	—	(22,558)
Class I	—	(139,684)
Class R2	—	(23,444)
Class R4	—	(1,563)
Class R6	—	(120,140)
Class NAV	—	(20,681,950)
From net realized gain
Class A	—	(259,963)
Class C	—	(13,874)
Class I	—	(60,903)
Class R2	—	(11,569)
Class R4	—	(691)
Class R6	—	(50,845)
Class NAV	—	(8,716,889)
Total distributions	—	(30,657,918)
From fund share transactions	(12,028,201)	(28,505,232)
Total increase (decrease)	(19,386,792)	13,151,228
Net assets
Beginning of period	643,076,277	629,925,049
End of period	$623,689,485	$643,076,277
Undistributed net investment income	$12,837,704	$2,036,522
18	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$8.51	$8.01	$7.20	$8.29	$9.33	$8.66
Net investment income[2]	0.13	0.20 [3]	0.14	0.12	0.13	0.17 [4]
Net realized and unrealized gain (loss) on investments	(0.25)	0.68	0.79	(0.89)	(0.41)	0.97
Total from investment operations	(0.12)	0.88	0.93	(0.77)	(0.28)	1.14
Less distributions
From net investment income	—	(0.26)	(0.12)	(0.11)	(0.19)	(0.09)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	—	(0.38)	(0.12)	(0.32)	(0.76)	(0.47)
Net asset value, end of period	$8.39	$8.51	$8.01	$7.20	$8.29	$9.33
Total return (%)[5,6]	(1.41) [7]	11.06	13.09	(9.46)	(2.45)	13.51
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$19	$18	$25	$22	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31 [8]	1.31	1.35	1.39	1.53	1.63
Expenses including reductions	1.30 [8]	1.30	1.34	1.38	1.52	1.60
Net investment income	3.02 [8]	2.28 [3]	1.89	1.57	1.50	1.85 [4]
Portfolio turnover (%)	8	20	27	18	25	38

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.41%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	19

CLASS C SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$8.60	$8.09	$7.27	$8.35	$9.63
Net investment income[3]	0.10	0.13 [4]	0.08	0.06	0.01
Net realized and unrealized gain (loss) on investments	(0.25)	0.70	0.81	(0.90)	(0.60)
Total from investment operations	(0.15)	0.83	0.89	(0.84)	(0.59)
Less distributions
From net investment income	—	(0.20)	(0.07)	(0.03)	(0.12)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)
Total distributions	—	(0.32)	(0.07)	(0.24)	(0.69)
Net asset value, end of period	$8.45	$8.60	$8.09	$7.27	$8.35
Total return (%)[5,6]	(1.74) [7]	10.29	12.30	(10.19)	(5.72) [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [8]	$— [8]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06 [9]	2.06	2.10	3.23	13.81 [9]
Expenses including reductions	2.05 [9]	2.05	2.09	2.21	2.35 [9]
Net investment income	2.26 [9]	1.45 [4]	1.03	0.70	0.11 [9]
Portfolio turnover (%)	8	20	27	18	25 [10]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class C shares is 8-28-14.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Does not reflect the effect of sales charges, if any.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
20	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$8.52	$8.02	$7.20	$8.29	$9.33	$8.66
Net investment income[2]	0.14	0.23 [3]	0.16	0.15	0.18	0.20 [4]
Net realized and unrealized gain (loss) on investments	(0.25)	0.67	0.80	(0.91)	(0.44)	0.97
Total from investment operations	(0.11)	0.90	0.96	(0.76)	(0.26)	1.17
Less distributions
From net investment income	—	(0.28)	(0.14)	(0.12)	(0.21)	(0.12)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	—	(0.40)	(0.14)	(0.33)	(0.78)	(0.50)
Net asset value, end of period	$8.41	$8.52	$8.02	$7.20	$8.29	$9.33
Total return (%)[5]	(1.29) [6]	11.30	13.52	(9.29)	(2.20)	13.87
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$4	$5	$2	$3	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.07 [7]	1.06	1.09	1.28	1.41	1.46
Expenses including reductions	1.07 [7]	1.05	1.08	1.14	1.29	1.29
Net investment income	3.27 [7]	2.69 [3]	2.16	1.87	1.93	2.20 [4]
Portfolio turnover (%)	8	20	27	18	25	38

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.41%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	21

CLASS R2 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$8.54	$8.04	$7.23	$8.31	$9.35	$8.53
Net investment income[3]	0.13	0.18 [4]	0.13	0.11	0.11	0.19 [5]
Net realized and unrealized gain (loss) on investments	(0.26)	0.69	0.80	(0.89)	(0.40)	1.09
Total from investment operations	(0.13)	0.87	0.93	(0.78)	(0.29)	1.28
Less distributions
From net investment income	—	(0.25)	(0.12)	(0.09)	(0.18)	(0.08)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	—	(0.37)	(0.12)	(0.30)	(0.75)	(0.46)
Net asset value, end of period	$8.41	$8.54	$8.04	$7.23	$8.31	$9.35
Total return (%)[6]	(1.52) [7]	10.86	12.94	(9.53)	(2.63)	15.38 [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [8]	$1	$1	$1	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47 [9]	1.46	1.46	1.68	2.76	5.96 [9]
Expenses including reductions	1.46 [9]	1.45	1.46	1.55	1.68	1.68 [9]
Net investment income	2.93 [9]	2.11 [4]	1.73	1.41	1.20	2.84 [5,9]
Portfolio turnover (%)	8	20	27	18	25	38 [10]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R2 shares is 7-2-13.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[5]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.41%, respectively.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Portfolio turnover is shown for the period from 4-1-13 to 3-31-14.
22	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$8.53	$8.03	$7.21	$8.30	$9.34	$8.53
Net investment income[3]	0.14	0.23 [4]	0.15	0.14	0.15	0.10 [5]
Net realized and unrealized gain (loss) on investments	(0.25)	0.67	0.81	(0.90)	(0.42)	1.20
Total from investment operations	(0.11)	0.90	0.96	(0.76)	(0.27)	1.30
Less distributions
From net investment income	—	(0.28)	(0.14)	(0.12)	(0.20)	(0.11)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	—	(0.40)	(0.14)	(0.33)	(0.77)	(0.49)
Net asset value, end of period	$8.42	$8.53	$8.03	$7.21	$8.30	$9.34
Total return (%)[6]	(1.29) [7]	11.24	13.44	(9.34)	(2.36)	15.55 [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [8]	$— [8]	$— [8]	$— [8]	$— [8]	$— [8]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22 [9]	1.21	1.24	3.82	18.12	15.49 [9]
Expenses including reductions	1.11 [9]	1.10	1.13	1.22	1.43	1.43 [9]
Net investment income	3.26 [9]	2.69 [4]	2.03	1.78	1.67	1.43 [5,9]
Portfolio turnover (%)	8	20	27	18	25	38 [10]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R4 shares is 7-2-13.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[5]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.41%, respectively.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Portfolio turnover is shown for the period from 4-1-13 to 3-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	23

CLASS R6 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14 [2]
Per share operating performance
Net asset value, beginning of period	$8.51	$8.00	$7.20	$8.28	$9.33	$8.53
Net investment income[3]	0.14	0.17 [4]	0.15	0.25	0.10	0.12 [5]
Net realized and unrealized gain (loss) on investments	(0.25)	0.75	0.80	(0.98)	(0.34)	1.20
Total from investment operations	(0.11)	0.92	0.95	(0.73)	(0.24)	1.32
Less distributions
From net investment income	—	(0.29)	(0.15)	(0.14)	(0.24)	(0.14)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	—	(0.41)	(0.15)	(0.35)	(0.81)	(0.52)
Net asset value, end of period	$8.40	$8.51	$8.00	$7.20	$8.28	$9.33
Total return (%)[6]	(1.29) [7]	11.56	13.36	(8.97)	(2.04)	15.83 [7]
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$1	$— [8]	$4	$— [8]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97 [9]	0.96	0.99	1.16	2.32	16.37 [9]
Expenses including reductions	0.96 [9]	0.95	0.97	0.97	1.04	1.10 [9]
Net investment income	3.33 [9]	1.89 [4]	2.02	2.95	1.15	1.76 [5,9]
Portfolio turnover (%)	8	20	27	18	25	38 [10]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 7-2-13.
[3]	Based on average daily shares outstanding.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[5]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.41%, respectively.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Less than $500,000.
[9]	Annualized.
[10]	Portfolio turnover is shown for the period from 4-1-13 to 3-31-14.
24	JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$8.52	$8.01	$7.20	$8.29	$9.34	$8.66
Net investment income[2]	0.15	0.23 [3]	0.16	0.16	0.18	0.21 [4]
Net realized and unrealized gain (loss) on investments	(0.25)	0.69	0.80	(0.90)	(0.42)	0.99
Total from investment operations	(0.10)	0.92	0.96	(0.74)	(0.24)	1.20
Less distributions
From net investment income	—	(0.29)	(0.15)	(0.14)	(0.24)	(0.14)
From net realized gain	—	(0.12)	—	(0.21)	(0.57)	(0.38)
Total distributions	—	(0.41)	(0.15)	(0.35)	(0.81)	(0.52)
Net asset value, end of period	$8.42	$8.52	$8.01	$7.20	$8.29	$9.34
Total return (%)[5]	(1.17) [6]	11.42	13.64	(9.09)	(2.03)	14.23
Ratios and supplemental data
Net assets, end of period (in millions)	$595	$614	$605	$476	$417	$433
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95 [7]	0.95	0.98	0.99	1.04	1.03
Expenses including reductions	0.95 [7]	0.94	0.97	0.98	1.03	1.03
Net investment income	3.41 [7]	2.65 [3]	2.12	2.00	2.05	2.37 [4]
Portfolio turnover (%)	8	20	27	18	25	38

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect non-recurring income received by the fund which amounted to $0.05 and 0.58%, respectively.
[4]	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.41%, respectively.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND	25

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock International Value Equity Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the Trust are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

On September 12, 2018, the Board of Trustees approved a plan of liquidation of the fund. The final liquidation was on October 19, 2018.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       26

securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2018, by major security category or type:

	Total value at 9-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$21,935,072	—	$21,935,072	—
Belgium	2,743,785	—	2,743,785	—
Canada	47,433,558	$47,433,558	—	—
Chile	4,555,601	—	4,555,601	—
China	9,452,936	—	9,452,936	—
Denmark	6,174,823	—	6,174,823	—
France	73,069,869	—	73,069,869	—
Germany	64,287,430	—	64,287,430	—
Hong Kong	21,425,856	—	21,425,856	—
Ireland	16,856,019	—	16,856,019	—
Italy	4,149,147	—	4,149,147	—
Japan	135,872,229	—	135,872,229	—
Netherlands	34,984,889	—	34,984,889	—
Norway	5,407,406	—	5,407,406	—
Singapore	11,157,772	—	11,157,772	—
Spain	13,715,682	—	13,715,682	—
Sweden	9,881,777	—	9,881,777	—
Switzerland	38,895,073	—	38,895,073	—
United Kingdom	80,111,662	—	80,111,662	—
Preferred securities	4,856,638	—	4,856,638	—
Short-term investments	15,470,000	—	15,470,000	—
Total investments in securities	$622,437,224	$47,433,558	$575,003,666	—

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       27

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       28

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended September 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended September 30, 2018 were $2,175.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of March 31, 2018, the fund has a long-term capital loss carryforward of $4,034,038 available to offset future net realized capital gains. This carryforward does not expire.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of

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capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment Advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.900% of the first $100 million of the fund's average daily net assets; (b) 0.850% of the next $500 million of the fund's average daily net assets; (c) 0.800% of the next $400 million of the fund's average daily net assets; and (d) 0.750% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the six months ended September 30, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$823	Class R4	$2
Class C	43	Class R6	215
Class I	177	Class NAV	25,579
Class R2	35	Total	$26,874

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2018 were equivalent to a net annual effective rate of 0.85% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other

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services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Classs R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Class A shares are currently charged 0.25% of Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $24 for Class R4 shares for the six months ended September 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $26,814 for the six months ended September 30, 2018. Of this amount, $4,551 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,192 was paid as sales commissions to broker-dealers and $71 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2018, CDSCs received by the Distributor amounted to $559 for Class C shares. During the six months ended September 30, 2018, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$24,342	$10,345
Class C	5,060	538

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Class	Distribution and service fees	Transfer agent fees
Class I	—	$2,487
Class R2	$2,060	51
Class R4	59	3
Class R6	—	313
Total	$31,521	$13,737

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. The fund's activity in this program during the period for which loans were outstanding was as follows:

Lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,410,060	3	1.715%	$202

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2018 and for the year ended March 31, 2018 were as follows:

		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	396,174	$3,347,276	646,978	$5,608,564
Distributions reinvested	—	—	95,071	813,808
Repurchased	(433,568)	(3,675,149)	(771,923)	(6,678,773)
Net decrease	(37,394)	$(327,873)	(29,874)	$(256,401)
Class C shares
Sold	16,505	$139,710	56,126	$492,502
Distributions reinvested	—	—	4,202	36,432
Repurchased	(40,933)	(349,321)	(36,006)	(315,204)
Net increase (decrease)	(24,428)	$(209,611)	24,322	$213,730
Class I shares
Sold	101,453	$859,203	327,557	$2,800,572
Distributions reinvested	—	—	23,424	200,508
Repurchased	(88,972)	(755,673)	(458,183)	(4,022,572)
Net increase (decrease)	12,481	$103,530	(107,202)	$(1,021,492)
Class R2 shares
Sold	4,670	$39,674	13,784	$119,684
Distributions reinvested	—	—	4,076	35,013
Repurchased	(45,941)	(390,370)	(18,812)	(164,911)
Net decrease	(41,271)	$(350,696)	(952)	$(10,214)

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		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class R4 shares
Repurchased	—	—	(6,149)	$(55,402)
Net decrease	—	—	(6,149)	$(55,402)
Class R6 shares
Sold	188,391	$1,600,269	477,632	$4,209,811
Distributions reinvested	—	—	19,998	170,985
Repurchased	(131,098)	(1,110,828)	(73,043)	(643,292)
Net increase	57,293	$489,441	424,587	$3,737,504
Class NAV shares
Sold	854,712	$7,194,772	4,503,520	$37,260,549
Distributions reinvested	—	—	3,434,444	29,398,839
Repurchased	(2,208,700)	(18,927,764)	(11,326,932)	(97,772,345)
Net decrease	(1,353,988)	$(11,732,992)	(3,388,968)	$(31,112,957)
Total net decrease	(1,387,307)	$(12,028,201)	(3,084,236)	$(28,505,232)

Affiliates of the fund owned 100%, 25% and 100% of shares of Class R4, Class R6 and Class NAV, respectively, on September 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $55,337,665 and $47,256,745, respectively, for the six months ended September 30, 2018.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At September 30, 2018, funds within the John Hancock group of funds complex held 95.4% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	33.8%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	21.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	12.1%

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	943,398	13,184,425	(14,127,823)	—	—	—	$3,945	$2,285	—
*Refer to the Securities lending note within Note 2 for details regarding this investment.

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Note 9 — Subsequent event

On September 12, 2018, the Board of Trustees approved a plan of liquidation of the fund. The final liquidation was on October 19, 2018.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor), for John Hancock International Value Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the one-, three- and five-year periods and outperformed its peer group average for the ten-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the ten-year period. The Board took into account any potential actions management was considering taking with respect to the fund.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses including actions taken to reduce the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board also noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

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(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       38

(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       39

to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL VALUE EQUITY FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock International Value Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF617750	366SA 9/18 11/18

John Hancock

Strategic Growth Fund

Semiannual report 9/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China overshadowed a period of strong economic growth. Despite uncertainty raised by tariffs and rising inflation and interest rates, the U.S. economy has remained on track during the period.

Short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors in the remaining months of 2018 is whether equities will regain their footing in terms of these positives, or will they continue to experience volatility arising largely from headline risk.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Strategic Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
34	Continuation of investment advisory and subadvisory agreements
40	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/18 (%)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

A strong market backdrop

Healthy U.S. economic growth, coupled with robust corporate profits, provided a strong environment for investors in growth equities.

Relative underperformance

The fund lagged its benchmark, the Russell 1000 Growth Index, due primarily to positioning in the underperforming industrials sector.

Information technology holdings were an area of strength

The fund benefited from positions in the information technology sector.

SECTOR COMPOSITION AS OF 9/30/18 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager W. Shannon Reid, CFA, John Hancock Asset Management

W. Shannon Reid, CFA
Portfolio Manager
John Hancock Asset Management

Note: Effective September 28, 2018, Wellington Management Company LLP replaced John Hancock Asset Management (JHAM) as the subadvisor for the fund. This interview was conducted with the outgoing management team at JHAM. Many of the positions mentioned in this report were eliminated late in the period in conjunction with the change to the new portfolio management team.

Effective November 12, 2018, the fund was renamed John Hancock U.S. Quality Growth Fund.

What defined the markets during the six months ended September 30, 2018?

Throughout the reporting period, investors continued to encounter a robust U.S. economic backdrop, coupled with less robust, but still favorable, global economic conditions. Corporate profits remained very strong, benefiting from the positive economic trends as well as last year's federal tax reform legislation implemented this January 1. In addition, inflation continued to be relatively tame, while interest rates rose only gradually and remained at a manageable level. In this environment, U.S. equities were very strong performers, as growth stocks continued to significantly outpace their value-stock counterparts.

What factors lay behind the fund's relative performance?

For the six-month period, the fund's Class A shares (excluding sales charges) underperformed its benchmark, the Russell 1000 Growth Index. Positioning in the lagging industrials sector was the

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       4

"... investors continued to encounter a robust U.S. economic backdrop, coupled with less robust, but still favorable, global economic conditions."
biggest source of difficulty, with a combination of negative security selection and an unhelpful overweight detracting from results. Stock picking in the consumer staples and consumer discretionary sectors also detracted.

Which stocks detracted from the fund's result compared with the index?

By far, the biggest individual relative detractor was Apple, Inc. Apple makes up an extremely large allocation to the benchmark, and to maintain a sufficiently diversified portfolio of investments, we were not comfortable matching that weight. As a result, the fund's relative performance was negatively impacted when the stock gained strongly during the period, which in turn drove up the company's shares. Nonetheless, we sold the position in Apple prior to period end.

Shares of trucking company Knight-Swift Transportation Holdings, Inc. fell sharply this period, reflecting weaker-than-expected financial results due partly to a shortage of drivers leading to reduced sales. Nutanix, Inc. was another relative laggard. Although this cloud computing software company produced strong growth throughout the period, investors' growing concern about mounting competition weighed on the stock. We sold both Knight-Swift and Nutanix prior to period end.

Which stocks contributed to relative performance?

Strong security selection in information technology added to the fund's relative performance. Also, a significant underweighting in consumer staples added value, as that group generated subpar results over the period.

The fund's top individual contributor was salesforce.com, Inc., a provider of cloud-based software for business' marketing and sales needs. As enterprises embrace the digital economy and shift more

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       5

"Throughout the reporting period, the fund's positioning reflected our optimism about the growth prospects for the U.S. economy and stock market."
of their operations to the cloud, salesforce.com, which during the period demonstrated accelerating growth, has been particularly well situated to capitalize upon this global trend.

Various other companies with significant business exposure to cloud computing also made notable performance contributions. Amazon.com, Inc., for example, was a strong performer, as the e-commerce giant generated healthy financial results, due in large part to the success of Amazon Web Services, the company's cloud services division. The fund also held software company Microsoft Corp., Amazon's chief competitor in the industry. Microsoft similarly benefited from the trend of companies looking to lower their operating costs by shifting more of their operations online.

Also adding value was RingCentral, Inc., a provider of software for business communications that generated strong financial results, and home products retailer Lowe's Companies, Inc., which benefited from investors' apparent confidence in the company's new chief executive appointed in May. We unwound RingCentral and Lowe's before the period ended based on valuation.

TOP 10 HOLDINGS AS OF 9/30/18 (%)

Microsoft Corp.	6.7
Amazon.com, Inc.	6.6
Alphabet, Inc., Class A	6.0
Visa, Inc., Class A	2.8
UnitedHealth Group, Inc.	2.8
The Home Depot, Inc.	2.7
The Boeing Company	2.4
Mastercard, Inc., Class A	2.4
Adobe Systems, Inc.	1.9
Accenture PLC, Class A	1.8
TOTAL	36.1
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       6

What changes did you make to the fund, and how was it positioned at period end?

Throughout the reporting period, the fund's positioning reflected our optimism about the growth prospects for the U.S. economy and stock market. We believed the market could benefit from continued economic expansion, favorable consumer sentiment, and strong consumer demand, as well as an improved bottom line resulting from recently implemented federal tax legislation. The biggest risk we see as of period end is growing trade conflict between the United States and China. We're hoping that these countries can avoid still higher tariffs that could weigh on economic activity. So far, the negative trade rhetoric hasn't stalled out the stock market's growth, and we're hopeful this trend may persist.

MANAGED BY

The views expressed in this report are exclusively those of W. Shannon Reid, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  SEPTEMBER 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	6-month	5-year	Since inception[1]
Class A	16.70	13.43	15.90	7.24	87.77	172.12
Class C2	21.18	13.91	16.26	11.65	91.79	177.94
Class I3	23.24	14.94	17.16	13.10	100.59	192.72
Class R2[2,3]	22.68	14.51	16.72	12.85	96.92	185.37
Class R4[2,3]	23.10	14.71	16.87	13.02	98.65	187.88
Class R6[2,3]	23.30	14.92	17.02	13.13	100.43	190.46
Class NAV[3]	23.32	15.11	17.32	13.13	102.08	195.60
Index†	26.30	16.58	18.22	15.45	115.37	211.19

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.02	1.77	0.76	1.17	1.02	0.67	0.66
Net (%)	1.01	1.76	0.75	1.16	0.91	0.66	0.65

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-11	27,794	27,794	31,119
Class I3	12-20-11	29,272	29,272	31,119
Class R2[2,3]	12-20-11	28,537	28,537	31,119
Class R4[2,3]	12-20-11	28,788	28,788	31,119
Class R6[2,3]	12-20-11	29,046	29,046	31,119
Class NAV[3]	12-20-11	29,560	29,560	31,119

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-11.
2	Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at September 30, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on April 1, 2018, with the same investment held until September 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 4-1-2018	Ending value on 9-30-2018	Expenses paid during period ended 9-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,128.90	$5.87	1.10%
	Hypothetical example	1,000.00	1,019.60	5.57	1.10%
Class C	Actual expenses/actual returns	1,000.00	1,125.60	9.86	1.85%
	Hypothetical example	1,000.00	1,015.80	9.35	1.85%
Class I	Actual expenses/actual returns	1,000.00	1,131.00	4.59	0.86%
	Hypothetical example	1,000.00	1,020.80	4.36	0.86%
Class R2	Actual expenses/actual returns	1,000.00	1,128.50	6.67	1.25%
	Hypothetical example	1,000.00	1,018.80	6.33	1.25%
Class R4	Actual expenses/actual returns	1,000.00	1,130.20	5.39	1.01%
	Hypothetical example	1,000.00	1,020.00	5.11	1.01%
Class R6	Actual expenses/actual returns	1,000.00	1,131.30	4.01	0.75%
	Hypothetical example	1,000.00	1,021.30	3.80	0.75%
Class NAV	Actual expenses/actual returns	1,000.00	1,131.30	3.95	0.74%
	Hypothetical example	1,000.00	1,021.40	3.75	0.74%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	11

Fund’s investments
AS OF 9-30-18 (unaudited)
	Shares	Value
Common stocks 98.4%		$459,282,848
(Cost $374,286,702)
Communication services 8.7%		40,477,767
Entertainment 2.7%
Activision Blizzard, Inc.	80,330	6,682,653
Electronic Arts, Inc. (A)	47,560	5,730,504
Interactive media and services 6.0%
Alphabet, Inc., Class A (A)	23,250	28,064,610
Consumer discretionary 17.4%		81,345,859
Hotels, restaurants and leisure 2.1%
Domino's Pizza, Inc.	16,500	4,864,200
Hilton Worldwide Holdings, Inc.	62,420	5,042,288
Internet and direct marketing retail 8.3%
Amazon.com, Inc. (A)	15,460	30,966,380
Booking Holdings, Inc. (A)	3,830	7,598,720
Specialty retail 5.3%
Ross Stores, Inc.	56,930	5,641,763
The Home Depot, Inc.	60,360	12,503,574
The TJX Companies, Inc.	60,000	6,721,200
Textiles, apparel and luxury goods 1.7%
NIKE, Inc., Class B	94,520	8,007,734
Consumer staples 1.3%		5,817,515
Food and staples retailing 1.3%
Sysco Corp.	79,420	5,817,515
Financials 10.9%		50,820,098
Banks 0.9%
The PNC Financial Services Group, Inc.	31,550	4,296,795
Capital markets 7.4%
Intercontinental Exchange, Inc.	69,880	5,233,313
Moody's Corp.	30,610	5,117,992
MSCI, Inc.	27,530	4,884,097
Northern Trust Corp.	44,030	4,496,784
Raymond James Financial, Inc.	48,040	4,422,082
S&P Global, Inc.	29,720	5,806,991
TD Ameritrade Holding Corp.	89,990	4,754,172
Consumer finance 1.3%
American Express Company	56,420	6,008,166
Insurance 1.3%
The Progressive Corp.	81,640	5,799,706
12	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care 15.4%		$71,881,171
Health care equipment and supplies 7.0%
Abbott Laboratories	63,940	4,690,638
Baxter International, Inc.	58,640	4,520,558
Boston Scientific Corp. (A)	152,560	5,873,560
Edwards Lifesciences Corp. (A)	36,490	6,352,909
Medtronic PLC	46,360	4,560,431
Stryker Corp.	36,290	6,448,007
Health care providers and services 5.1%
Anthem, Inc.	16,800	4,604,040
Humana, Inc.	17,910	6,062,893
UnitedHealth Group, Inc.	48,650	12,942,846
Life sciences tools and services 1.9%
Agilent Technologies, Inc.	61,750	4,355,845
Thermo Fisher Scientific, Inc.	19,420	4,740,034
Pharmaceuticals 1.4%
Eli Lilly & Company	62,710	6,729,410
Industrials 12.0%		56,167,634
Aerospace and defense 5.3%
Harris Corp.	30,210	5,111,834
Lockheed Martin Corp.	23,520	8,136,979
The Boeing Company	30,430	11,316,917
Professional services 2.9%
Equifax, Inc.	34,460	4,499,442
IHS Markit, Ltd. (A)	81,970	4,423,101
TransUnion	66,050	4,859,959
Road and rail 3.8%
CSX Corp.	71,880	5,322,714
Norfolk Southern Corp.	23,930	4,319,365
Union Pacific Corp.	50,220	8,177,323
Information technology 32.7%		152,772,804
Electronic equipment, instruments and components 1.2%
CDW Corp.	62,840	5,587,733
IT services 15.1%
Accenture PLC, Class A	49,360	8,401,072
Automatic Data Processing, Inc.	43,620	6,571,789
Ex-Sigma LLC (A)(B)	510	1,826,150
FleetCor Technologies, Inc. (A)	24,820	5,654,989
Global Payments, Inc.	47,910	6,103,734
GoDaddy, Inc., Class A (A)	58,040	4,839,956
Mastercard, Inc., Class A	50,050	11,141,631
PayPal Holdings, Inc. (A)	88,670	7,788,773
Total System Services, Inc.	50,650	5,001,181
Visa, Inc., Class A	88,020	13,210,922
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	13

	Shares	Value
Information technology (continued)
Software 15.2%
Adobe Systems, Inc. (A)	33,440	$9,027,128
Intuit, Inc.	30,560	6,949,344
Microsoft Corp.	273,410	31,269,902
salesforce.com, Inc. (A)	50,200	7,983,306
ServiceNow, Inc. (A)	28,970	5,667,401
SS&C Technologies Holdings, Inc.	86,070	4,891,358
Workday, Inc., Class A (A)	35,690	5,210,026
Technology hardware, storage and peripherals 1.2%
NetApp, Inc.	65,740	5,646,409

	Par value^	Value
Short-term investments 0.3%		$1,182,000
(Cost $1,182,000)
Repurchase agreement 0.3%		1,182,000
Repurchase Agreement with State Street Corp. dated 9-28-18 at 1.050% to be repurchased at $1,182,103 on 10-1-18, collaterallized by $1,250,000 U.S. Treasury Notes, 2.250% due 1-31-24 (valued at $1,209,969, including interest.)	1,182,000	1,182,000

Total investments (Cost $375,468,702) 98.7%	$460,464,848
Other assets and liabilities, net 1.3%	6,111,572
Total net assets 100.0%	$466,576,420

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
At 9-30-18, the aggregate cost of investments for federal income tax purposes was $380,438,972. Net unrealized appreciation aggregated to $80,025,876, of which $83,921,901 related to gross unrealized appreciation and $3,896,025 related to gross unrealized depreciation.
14	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 9-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $375,468,702)	$460,464,848
Cash	20,698,089
Dividends and interest receivable	222,963
Receivable for fund shares sold	171,982
Receivable for investments sold	284,448,286
Receivable for securities lending income	11,497
Other assets	112,987
Total assets	766,130,652
Liabilities
Payable for investments purchased	298,721,518
Payable for fund shares repurchased	242,570
Payable to affiliates
Accounting and legal services fees	124,881
Transfer agent fees	40,282
Distribution and service fees	501
Trustees' fees	2,840
Other liabilities and accrued expenses	421,640
Total liabilities	299,554,232
Net assets	$466,576,420
Net assets consist of
Paid-in capital	$(111,851,382)
Undistributed net investment income	805,340
Accumulated net realized gain (loss) on investments and futures contracts	492,626,316
Net unrealized appreciation (depreciation) on investments	84,996,146
Net assets	$466,576,420

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($422,948,494 ÷ 25,848,023 shares) [1]	$16.36
Class C ($8,377,870 ÷ 522,423 shares) [1]	$16.04
Class I ($23,417,053 ÷ 1,417,728 shares)	$16.52
Class R2 ($914,810 ÷ 55,407 shares)	$16.51
Class R4 ($811,452 ÷ 49,069 shares)	$16.54
Class R6 ($10,056,616 ÷ 607,208 shares)	$16.56
Class NAV ($50,125 ÷ 3,028 shares)	$16.55
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.22

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	15

STATEMENT OF OPERATIONS For the six months ended  9-30-18 (unaudited)

Investment income
Dividends	$8,017,730
Interest	506,153
Securities lending	52,754
Total investment income	8,576,637
Expenses
Investment management fees	6,454,965
Distribution and service fees	570,388
Accounting and legal services fees	130,105
Transfer agent fees	238,019
Trustees' fees	16,369
Custodian fees	120,102
State registration fees	57,826
Printing and postage	58,809
Professional fees	174,564
Other	29,815
Total expenses	7,850,962
Less expense reductions	(79,665)
Net expenses	7,771,297
Net investment income	805,340
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	283,702,638
Affiliated investments	9,691
Futures contracts	(4,302,005)
Redemptions in kind	445,650,527
725,060,851
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(491,315,101)
Affiliated investments	1,811
(491,313,290)
Net realized and unrealized gain	233,747,561
Increase in net assets from operations	$234,552,901

16	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 9-30-18 (unaudited)	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$805,340	$6,154,329
Net realized gain	725,060,851	319,093,606
Change in net unrealized appreciation (depreciation)	(491,313,290)	69,918,355
Increase in net assets resulting from operations	234,552,901	395,166,290
Distributions to shareholders
From net investment income
Class A	—	(639,234)
Class I	—	(59,195)
Class R2	—	(575)
Class R4	—	(828)
Class R6	—	(41,600)
Class NAV	—	(7,398,368)
From net realized gain
Class A	(82,320,997)	(48,412,616)
Class C	(1,692,850)	(2,323,098)
Class I	(4,812,503)	(1,898,081)
Class R2	(174,458)	(98,002)
Class R4	(154,244)	(33,305)
Class R6	(1,922,949)	(1,091,224)
Class NAV	(267,256,374)	(187,258,888)
Total distributions	(358,334,375)	(249,255,014)
From fund share transactions	(1,246,827,558)	(279,918,632)
Total decrease	(1,370,609,032)	(134,007,356)
Net assets
Beginning of period	1,837,185,452	1,971,192,808
End of period	$466,576,420	$1,837,185,452
Undistributed net investment income	$805,340	—
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	17

Financial highlights
CLASS A SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$17.94	$16.89	$15.33	$16.44	$15.50	$12.62
Net investment income (loss)[2]	(0.02)	0.01	0.04	0.03	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	2.33	3.62	2.12	(0.24)	2.14	3.46
Total from investment operations	2.31	3.63	2.16	(0.21)	2.17	3.42
Less distributions
From net investment income	—	(0.03)	(0.04)	(0.05)	—	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)	(0.54)
Total distributions	(3.89)	(2.58)	(0.60)	(0.90)	(1.23)	(0.54)
Net asset value, end of period	$16.36	$17.94	$16.89	$15.33	$16.44	$15.50
Total return (%)[3,4]	12.89 [5]	21.91	14.34	(1.45)	14.68	27.27
Ratios and supplemental data
Net assets, end of period (in millions)	$423	$379	$343	$18	$18	$10
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11 [6]	1.10	1.11	1.19	1.33	1.51
Expenses including reductions	1.10 [6]	1.09	1.10	1.18	1.30	1.30
Net investment income (loss)	(0.18) [6]	0.03	0.27	0.20	0.16	(0.29)
Portfolio turnover (%)	45 [7]	83	94	90	109	91

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes in-kind transactions.
18	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$17.71	$16.80	$15.32	$16.51	$16.49
Net investment loss[3]	(0.09)	(0.13)	(0.08)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	2.31	3.59	2.12	(0.25)	1.29
Total from investment operations	2.22	3.46	2.04	(0.34)	1.25
Less distributions
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)
Net asset value, end of period	$16.04	$17.71	$16.80	$15.32	$16.51
Total return (%)[4,5]	12.56 [6]	20.95	13.53	(2.24)	8.20 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$18	$17	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86 [7]	1.85	1.86	2.50	7.03 [7]
Expenses including reductions	1.85 [7]	1.84	1.85	1.94	2.05 [7]
Net investment loss	(1.00) [7]	(0.72)	(0.48)	(0.54)	(0.42) [7]
Portfolio turnover (%)	45 [8]	83	94	90	109 [9]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class C shares is 8-28-14.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
[8]	Excludes in-kind transactions.
[9]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	19

CLASS I SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$18.05	$16.98	$15.41	$16.53	$15.58	$12.67
Net investment income[2]	— [3]	0.06	0.08	0.08	0.10	0.01
Net realized and unrealized gain (loss) on investments	2.36	3.64	2.13	(0.24)	2.14	3.47
Total from investment operations	2.36	3.70	2.21	(0.16)	2.24	3.48
Less distributions
From net investment income	—	(0.08)	(0.08)	(0.11)	(0.06)	(0.03)
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)	(0.54)
Total distributions	(3.89)	(2.63)	(0.64)	(0.96)	(1.29)	(0.57)
Net asset value, end of period	$16.52	$18.05	$16.98	$15.41	$16.53	$15.58
Total return (%)[4]	13.10 [5]	22.12	14.70	(1.17)	15.07	27.68
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$20	$17	$10	$12	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87 [6]	0.84	0.85	0.90	1.50	2.62
Expenses including reductions	0.86 [6]	0.83	0.84	0.88	0.94	0.94
Net investment income	0.06 [6]	0.31	0.47	0.50	0.62	0.09
Portfolio turnover (%)	45 [7]	83	94	90	109	91

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes in-kind transactions.
20	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$18.08	$17.02	$15.44	$16.55	$16.50
Net investment income (loss)[3]	(0.04)	(0.02)	0.03	0.01	— [4]
Net realized and unrealized gain (loss) on investments	2.36	3.64	2.14	(0.25)	0.05
Total from investment operations	2.32	3.62	2.17	(0.24)	0.05
Less distributions
From net investment income	—	(0.01)	(0.03)	(0.02)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	—
Total distributions	(3.89)	(2.56)	(0.59)	(0.87)	—
Net asset value, end of period	$16.51	$18.08	$17.02	$15.44	$16.55
Total return (%)[5]	12.85 [6]	21.68	14.30	(1.63)	0.30 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26 [8]	1.22	1.18	4.73	15.09 [8]
Expenses including reductions	1.25 [8]	1.21	1.17	1.32	13.96 [8]
Net investment income (loss)	(0.34) [8]	(0.11)	0.19	0.06	— [8,9]
Portfolio turnover (%)	45 [10]	83	94	90	109 [11]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Less than 0.005%.
[10]	Excludes in-kind transactions.
[11]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	21

CLASS R4 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$18.08	$17.01	$15.43	$16.55	$16.50
Net investment income (loss)[3]	(0.01)	0.03	0.07	0.04	— [4]
Net realized and unrealized gain (loss) on investments	2.36	3.65	2.14	(0.25)	0.05
Total from investment operations	2.35	3.68	2.21	(0.21)	0.05
Less distributions
From net investment income	—	(0.06)	(0.07)	(0.06)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	—
Total distributions	(3.89)	(2.61)	(0.63)	(0.91)	—
Net asset value, end of period	$16.54	$18.08	$17.01	$15.43	$16.55
Total return (%)[5]	13.02 [6]	22.05	14.60	(1.47)	0.30 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$— [7]	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11 [8]	1.06	1.02	4.73	15.09 [8]
Expenses including reductions	1.01 [8]	0.95	0.91	1.13	1.18 [8]
Net investment income (loss)	(0.09) [8]	0.18	0.44	0.25	0.18 [8]
Portfolio turnover (%)	45 [9]	83	94	90	109 [10]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Excludes in-kind transactions.
[10]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
22	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15 [2]
Per share operating performance
Net asset value, beginning of period	$18.08	$17.01	$15.42	$16.55	$16.50
Net investment income[3]	0.01	0.05	0.09	0.10	— [4]
Net realized and unrealized gain (loss) on investments	2.36	3.67	2.16	(0.25)	0.05
Total from investment operations	2.37	3.72	2.25	(0.15)	0.05
Less distributions
From net investment income	—	(0.10)	(0.10)	(0.13)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	—
Total distributions	(3.89)	(2.65)	(0.66)	(0.98)	—
Net asset value, end of period	$16.56	$18.08	$17.01	$15.42	$16.55
Total return (%)[5]	13.13 [6]	22.26	14.87	(1.09)	0.30 [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$9	$1	$— [7]	$— [7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76 [8]	0.75	0.75	4.75	15.91 [8]
Expenses including reductions	0.75 [8]	0.74	0.73	0.73	0.81 [8]
Net investment income	0.16 [8]	0.25	0.50	0.65	0.63 [8]
Portfolio turnover (%)	45 [9]	83	94	90	109 [10]

[1]	Six months ended 9-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Less than $0.005 per share.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Less than $500,000.
[8]	Annualized.
[9]	Excludes in-kind transactions.
[10]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK STRATEGIC GROWTH FUND	23

CLASS NAV SHARES Period ended	9-30-18 [1]	3-31-18	3-31-17	3-31-16	3-31-15	3-31-14
Per share operating performance
Net asset value, beginning of period	$18.07	$17.00	$15.42	$16.55	$15.58	$12.67
Net investment income[2]	0.02	0.07	0.10	0.10	0.12	0.04
Net realized and unrealized gain (loss) on investments	2.35	3.65	2.14	(0.25)	2.17	3.47
Total from investment operations	2.37	3.72	2.24	(0.15)	2.29	3.51
Less distributions
From net investment income	—	(0.10)	(0.10)	(0.13)	(0.09)	(0.06)
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)	(0.54)
Total distributions	(3.89)	(2.65)	(0.66)	(0.98)	(1.32)	(0.60)
Net asset value, end of period	$16.55	$18.07	$17.00	$15.42	$16.55	$15.58
Total return (%)[3]	13.13 [4]	22.30	14.81	(1.09)	15.43	27.88
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$1,410	$1,592	$1,666	$2,078	$1,452
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75 [6]	0.73	0.73	0.74	0.72	0.74
Expenses including reductions	0.74 [6]	0.73	0.73	0.74	0.72	0.73
Net investment income	0.17 [6]	0.40	0.61	0.64	0.72	0.26
Portfolio turnover (%)	45 [7]	83	94	90	109	91

[1]	Six months ended 9-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Excludes in-kind transactions.
24	JOHN HANCOCK STRATEGIC GROWTH FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Strategic Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are only available to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

On September 28, 2018, the Board of Trustees voted to recommend that shareholders approve the reorganization of John Hancock Funds II U.S. Growth Fund into the fund. If approved by the U.S. Growth Fund's shareholders, the reorganization is expected to occur as of the close of business on or about April 12, 2019.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       25

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of September 30, 2018, by major security category or type:

	Total value at 9-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$40,477,767	$40,477,767	—	—
Consumer discretionary	81,345,859	81,345,859	—	—
Consumer staples	5,817,515	5,817,515	—	—
Financials	50,820,098	50,820,098	—	—
Health care	71,881,171	71,881,171	—	—
Industrials	56,167,634	56,167,634	—	—
Information technology	152,772,804	150,946,654	$1,826,150	—
Short-term investments	1,182,000	—	1,182,000	—
Total investments in securities	$460,464,848	$457,456,698	$3,008,150	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       26

Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended September 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended September 30, 2018 were $3,093.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       27

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract.

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Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended September 30, 2018, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging up to $431.4 million as measured at each quarter end. There were no open futures contracts as of September 30, 2018.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended September 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Equity	($4,302,005)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $500 million of the fund's aggregate net assets; (b) 0.550% of the next $1.0 billion of the fund's aggregate net assets; and (c) 0.530% of the fund's aggregate net assets in excess of $1.5 billion. Aggregate net assets include the net assets of the fund and JHF II U.S. Growth Fund. The advisor has a subadvisory agreement with Wellington Management Company LLP. Prior to September 28, 2018, John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, served as the fund's subadvisor. The fund is not responsible for payment of the subadvisory fees.

Prior to September 28, 2018, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended September 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       29

For the six months ended September 30, 2018, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$18,020	Class R4	$33
Class C	473	Class R6	429
Class I	1,017	Class NAV	59,275
Class R2	39	Total	$79,286

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended September 30, 2018 were equivalent to a net annual effective rate of 0.68% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended September 30, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fees	Class	Rule 12b-1 fee	Service fees
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on June 30, 2019, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $379 for Class R4 shares for the six months ended September 30, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $99,948 for the six months ended September 30, 2018. Of this amount, $15,995 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $71,501 was paid as sales commissions to broker-dealers and $12,452 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended September 30, 2018, CDSCs received by the Distributor amounted to $431 and $223 for Class A and Class C shares, respectively.

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Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended September 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$512,180	$217,737
Class C	54,682	5,784
Class I	—	13,797
Class R2	2,193	54
Class R4	1,333	47
Class R6	—	600
Total	$570,388	$238,019

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the funds based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$2,630,352	1	1.715%	$125

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended September 30, 2018 and for the year ended March 31, 2018 were as follows:

		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,103,446	$20,989,206	1,039,343	$19,029,957
Distributions reinvested	4,901,494	80,188,440	2,710,777	47,547,047
Repurchased	(1,295,159)	(24,210,205)	(2,937,346)	(53,736,643)
Net increase	4,709,781	$76,967,441	812,774	$12,840,361

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       31

		Six months ended 9-30-18		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class C shares
Sold	43,014	$814,684	50,898	$915,997
Distributions reinvested	91,024	1,459,117	122,678	2,129,676
Repurchased	(605,303)	(11,261,869)	(173,793)	(3,143,990)
Net decrease	(471,265)	($8,988,068)	(217)	($98,317)
Class I shares
Sold	210,358	$4,021,511	673,531	$12,351,454
Distributions reinvested	286,481	4,729,803	107,940	1,904,068
Repurchased	(189,401)	(3,355,773)	(668,515)	(12,591,106)
Net increase	307,438	$5,395,541	112,956	$1,664,416
Class R2 shares
Sold	2,307	$42,444	3,784	$70,322
Distributions reinvested	10,389	171,425	5,477	96,893
Repurchased	(1,547)	(30,197)	(24,349)	(437,248)
Net increase (decrease)	11,149	$183,672	(15,088)	($270,033)
Class R4 shares
Sold	3,070	$60,717	41,193	$764,704
Distributions reinvested	9,331	154,244	1,562	27,614
Repurchased	(4,400)	(82,433)	(16,615)	(326,060)
Net increase	8,001	$132,528	26,140	$466,258
Class R6 shares
Sold	41,101	$786,601	455,630	$8,785,087
Distributions reinvested	116,190	1,922,949	64,110	1,132,824
Repurchased	(59,718)	(1,136,987)	(67,149)	(1,256,900)
Net increase	97,573	$1,572,563	452,591	$8,661,011
Class NAV shares
Sold	668,547	$12,304,020	1,264,023	$22,615,331
Distributions reinvested	16,148,421	267,256,374	11,022,495	194,657,256
Repurchased	(94,806,816)	(1,601,651,629)	(27,937,248)	(520,454,915)
Net decrease	(77,989,848)	($1,322,091,235)	(15,650,730)	($303,182,328)
Total net decrease	(73,327,171)	($1,246,827,558)	(14,261,574)	($279,918,632)

Affiliates of the fund owned 13% and 100% of shares of Class R6 and Class NAV, respectively, on September 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On September 27, 2018, there was a redemption in kind from Class NAV of $996,040,781, which represented approximately 66% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statement of operations.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and redemptions in kind, amounted to $716,446,607 and $1,232,818,546, respectively, for the six months ended September 30, 2018.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       32

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	1,207,975	28,084,336	(29,292,311)	—	—	—	$9,691	$1,811	—
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 9 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 10 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the direct placement securities held at September 30, 2018.

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 9-30-18
Ex-Sigma LLC	10-31-14	$4,726,919	510	510	0.39%	$1,826,150

Note 11 — Subsequent event

On November 12, 2018, the fund was renamed John Hancock U.S. Quality Growth Fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       33

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds III (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Partners Global Investors, Inc. (the Subadvisor), for John Hancock Disciplined Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       34

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group average for the one-, three-,five- and ten-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group for the one-, three-, five- and ten-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor to the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       36

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       37

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       38

received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK STRATEGIC GROWTH FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Strategic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF617752	393SA 9/18 11/18

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	November 12, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	November 12, 2018